UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF (FPE)

First Trust Institutional Preferred Securities and Income
   ETF (FPEI)

Annual Report
For the Year Ended
October 31, 2022

First Trust Exchange-Traded Fund III
Annual Report
October 31, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
October 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of First Trust Exchange-Traded Fund III (the “Funds”), which contains detailed information about the Funds for the twelve months ended October 31, 2022.
As I’m writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the November mid-term election. For the most part, except for a few seats in Congress, the election is behind us. We learned there would be no “red wave” (Republicans gaining a strong majority in Congress) but likely gridlock ahead. Gridlock has been good for stock market investors in the past few decades, particularly when there’s been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief Economist at First Trust.
The Federal Reserve (the “Fed”) has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to 4.00%. The Fed’s actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index (“CPI”) is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31, 2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!
Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500® Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500® Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October 2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa. As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Preferred Securities and Income ETF (FPE)
The First Trust Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds (“ETFs”) registered under the Investment Company Act of 1940, as amended, that invest primarily in Preferred Securities or Income Securities are deemed to be Preferred Securities or Income Securities.
Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the Fund include corporate bonds, high yield securities (commonly referred to as “junk” bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/22	5 Years Ended 10/31/22	Inception (2/11/13) to 10/31/22	5 Years Ended 10/31/22	Inception (2/11/13) to 10/31/22
Fund Performance
NAV	-14.65%	1.37%	3.54%	7.06%	40.26%
Market Price	-15.24%	1.26%	3.48%	6.47%	39.47%
Index Performance
ICE BofA US Investment Grade Institutional Capital Securities Index	-13.64%	1.61%	3.84%	8.33%	44.28%
Blended Index(1)(2)(3)	-16.71%	1.06%	N/A	5.43%	N/A
ICE BofA Fixed Rate Preferred Securities Index	-16.32%	0.60%	3.31%	3.05%	37.23%
Prior Blended Index(4)	-15.84%	0.99%	3.48%	5.05%	39.37%
(See Notes to Fund Performance Overview Page 9.)

(1)	On July 6, 2021, the Fund’s benchmark changed from the Prior Blended Index to the Blended Index because the Advisor believes that the Blended Index better reflects the investment strategies of the Fund.
(2)	The Blended Index consists of a 30/30/30/10 blend of the ICE BofA Core Plus Fixed Rate Preferred Securities Index, the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Index is intended to reflect the proportional market cap of each segment of the preferred and hybrid securities market. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly returns of the four indices during each period shown above. At the beginning of each month the four indices are rebalanced to a 30/30/30/10 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(3)	Since the ICE USD Contingent Capital Index had an inception date of December 31, 2013, the performance of the Blended Index is not available for all of the periods disclosed.
(4)	The Prior Blended Index consists of a 50/50 blend of the ICE BofA Fixed Rate Preferred Securities Index and the ICE BofA U.S. Capital Securities Index. The indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indices are unmanaged and an investor cannot invest directly in an index. The Prior Blended Index returns are calculated by using the monthly returns of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50/50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Preferred Securities and Income ETF (FPE) (Continued)
Sector Allocation	% of Total Investments
Financials	72.7%
Energy	8.9
Utilities	8.6
Industrials	3.5
Consumer Staples	2.9
Real Estate	2.0
Communication Services	1.1
Consumer Discretionary	0.3
Total	100.0%

Credit Rating(5)	% of Total Fixed-Income Investments
A	0.4%
BBB+	10.7
BBB	21.8
BBB-	30.3
BB+	17.0
BB	9.7
BB-	5.0
B+	0.8
B	0.6
Not Rated	3.7
Total	100.0%

Top Ten Holdings	% of Total Investments
AerCap Holdings N.V.	2.2%
Barclays PLC	2.1
Wells Fargo & Co., Series L	1.7
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.	1.5
Credit Suisse Group AG	1.1
Wells Fargo & Co., Series BB	1.1
Global Atlantic Fin Co.	1.1
Societe Generale S.A.	1.0
Deutsche Bank AG, Series 2020	1.0
Bank of America Corp., Series L	1.0
Total	13.8%
Country Allocation	% of Total Investments
United States	56.6%
United Kingdom	8.4
Canada	7.1
Switzerland	5.0
France	4.8
Bermuda	4.7
Netherlands	3.0
Australia	2.1
Italy	1.7
Spain	1.6
Multinational	1.5
Germany	1.4
Denmark	0.9
Mexico	0.8
Sweden	0.2
Japan	0.2
Total	100.0%

(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
The First Trust Institutional Preferred Securities and Income ETF’s (the “Fund”) investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in institutional preferred securities (“Preferred Securities”) and income-producing debt securities (“Income Securities”). Preferred Securities are a type of equity security that have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. The Fund’s investments in Preferred Securities will primarily be in institutional preferred securities. Institutional preferred securities are targeted to institutional, rather than retail, investors, are generally traded over-the-counter and may also be known as “$1,000 par preferred securities.” They are typically issued in large, institutional lot sized by U.S. and non-U.S. financial services companies and other companies. While all income-producing debt securities will be categorized as “Income Securities” for purposes of the 80% test above, the Income Securities in which the Fund intends to invest as part of its principal investment strategy include hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/22	5 Years Ended 10/31/22	Inception (8/22/17) to 10/31/22	5 Years Ended 10/31/22	Inception (8/22/17) to 10/31/22
Fund Performance
NAV	-11.68%	1.88%	2.20%	9.77%	11.97%
Market Price	-11.70%	1.91%	2.24%	9.91%	12.17%
Index Performance
Blended Benchmark(1)(2)	-14.90%	1.50%	1.85%	7.75%	9.96%
ICE BofA US Investment Grade Institutional Capital Securities Index	-13.64%	1.61%	1.80%	8.33%	9.69%
(See Notes to Fund Performance Overview Page 9.)

(1)	On July 6, 2021, the Fund’s benchmark changed from the ICE BofA US Investment Grade Institutional Capital Securities Index to the Blended Benchmark because the Advisor believes that the Blended Benchmark better reflects the investment strategies of the Fund.
(2)	The Blended Benchmark consists of a 45/40/15 blend of the ICE BofA US Investment Grade Institutional Capital Securities Index, the ICE USD Contingent Capital Index and the ICE BofA US High Yield Institutional Capital Securities Index. The Blended Benchmark is intended to reflect the proportional market cap of each segment within the institutional market. The Blended Benchmark returns are calculated by using the monthly returns of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 45/40/15 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)
Sector Allocation	% of Total Investments
Financials	77.8%
Energy	9.6
Utilities	8.4
Industrials	2.4
Consumer Staples	1.8
Total	100.0%

Credit Quality(3)	% of Total Investments
A	0.5%
BBB+	13.2
BBB	27.2
BBB-	31.7
BB+	11.7
BB	8.7
BB-	5.3
B+	1.0
Not Rated	0.7
Total	100.0%

Top Ten Holdings	% of Total Investments
Charles Schwab (The) Corp., Series I	2.6%
Wells Fargo & Co., Series BB	1.9
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc.	1.8
Barclays PLC	1.8
Enstar Finance LLC	1.6
Corebridge Financial, Inc.	1.6
Prudential Financial, Inc.	1.6
AerCap Holdings N.V.	1.5
PNC Financial Services Group (The), Inc., Series V	1.3
Deutsche Bank AG, Series 2020	1.3
Total	17.0%

Country Allocation	% of Total Investments
United States	56.3%
United Kingdom	8.0
Canada	7.5
France	6.6
Switzerland	6.3
Australia	2.8
Netherlands	2.1
Multinational	1.8
Germany	1.8
Spain	1.7
Italy	1.7
Bermuda	1.2
Denmark	0.8
Mexico	0.5
Finland	0.4
Japan	0.3
Sweden	0.2
Total	100.0%

(3)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Institutional Preferred Securities and Income ETF (FPEI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF (each a “Fund” and collectively the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Stonebridge Advisors LLC
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) is the sub-advisor to the Funds and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.
Stonebridge Advisors LLC Portfolio Management Team
Scott T. Fleming - Chief Executive Officer and President
Robert Wolf - Chief Investment Officer, Executive Vice President and Senior Portfolio Manager
Eric Weaver - Executive Vice President, Chief Strategist and Portfolio Manager
Angelo Graci, CFA - Executive Vice President, Head of Credit Research and Portfolio Manager
Commentary
Market Recap
The 12-month period ended October 31, 2022 was negative for all segments of the preferred and hybrid securities market as interest rates moved sharply higher across the Treasury curve. In the face of stubbornly high inflation throughout 2021, the Federal Reserve (the “Fed”) pivoted to a hawkish monetary policy stance in early 2022. The Fed proceeded to increase the Federal Funds target rate to 3.00-3.25% by the end of the period, including an unprecedented series of three separate 75 basis points (“bps”) hikes with the market expecting a fourth in early November 2022. In response to the Fed’s pivot, 2-Year Treasury yields moved higher by around 400 bps and 10-Year Treasury yields moved higher by about 250 bps during the period. Meanwhile, the Treasury 2-Year/10-Year yield curve inverted by nearly 50 bps, reflecting the market’s expectation for a potential economic slowdown in response to tighter monetary policy. Long duration and fixed rate securities suffered the deepest losses during the period, while variable rate and floating rate securities outperformed. During the 12-month period ended October 31, 2022, investment grade (“IG”) $1000 par institutional securities were the top performing segment of the preferred and hybrid securities market, returning -13.64% (the ICE BofA US Investment Grade Institutional Capital Securities Index (“CIPS”)), non-IG $1000 par institutional securities returned -16.00% (the ICE BofA US High Yield Institutional Capital Securities Index (“HIPS”)), while non-U.S. bank contingent convertible capital securities (“CoCos”) returned -15.94% (the ICE USD Contingent Capital Index (“CDLR”)). Finally, the exchange-traded $25 par exchange traded market was by far the worst performer due to its longer duration profile and heavy outflows from passive exchange-traded funds (“ETFs”) that focus on the $25 par exchange traded market. The $25 par exchange traded securities returned -20.94% (the ICE BofA Core Plus Fixed Rate Preferred Securities Index (“P0P4”)) during the period.
Performance Analysis
First Trust Preferred Securities and Income ETF (FPE)
For the 12-month period ended October 31, 2022 the net asset value and market price total return for the Fund were -14.65% and -15.24%, respectively. This compares to a total return of -16.71% for the Fund’s benchmark (the “Benchmark”), which is a 30/30/30/10 blend of P0P4, CIPS, CDLR and HIPS, respectively. The largest contributors to the Fund’s outperformance relative to the Benchmark during the period were the Fund’s defensive positioning in regard to rising interest rates, security selection within CoCos, and security selection within IG securities. The Fund also benefited from its security selection within pipelines and $25 par exchange traded holdings.
The Fund began repositioning for potentially higher interest rates as early as the fourth quarter of 2020, which paid off on a relative basis during the fiscal year 2022. Short duration (<3 years) securities significantly outperformed during the period while long duration securities (5+ years) significantly underperformed. The Fund benefited from its significant underweight to longer duration securities and overweight to short duration securities, including floaters, which are not held in the Benchmark. The Fund outperformed versus the Benchmark across every duration segment of the curve.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2022 (Unaudited)
Another area of outperformance for the Fund was its security selection within non-US bank CoCos, including its security selection within European banks. The Fund also benefited from its underweight allocation to emerging market (EM) banks, which the Fund is comfortable maintaining going forward. Russian bank CoCos, which were not held by the Fund, suffered complete losses during the period.
Within non-IG securities, the Fund benefited from its security selection, particularly within the pipeline sector. The Fund’s pipeline holdings outperformed the Benchmark’s by over 8% for the period. The Fund continues to maintain an overweight allocation to this sector given its favorable outlook.
Turning to the $25 par exchange traded market, the Fund’s relative performance benefited from both its underweight to fixed rate securities and overweight to variable rate structures. The Fund’s superior security selection within variable rate holdings was also a positive contributor. This was partially offset by the relative underperformance of the Fund’s holdings in Equity Real Investment Trusts and Utilities holdings.
Finally, the Fund added to its relative performance through the new issuance markets. Given the volatility and exchange-traded fund outflows during the period, the Fund was very selective within this market segment.
First Trust Institutional Preferred Securities and Income ETF (FPEI)
For the 12-month period ended October 31, 2022, the NAV and market price total return for the Fund were -11.68%, -11.70%, and -14.90%, respectively. This compares to a total return of -14.90% for the Fund’s benchmark (the “Benchmark”), which is a 45%/40%/15% blend of CIPS, CDLR and HIPS, respectively. The largest contributors to the Fund’s outperformance relative to the Benchmark during the period were the Fund’s defensive positioning in regard to rising interest rates, security selection within CoCos, and security selection within IG securities.
The Fund began repositioning for potentially higher interest rates as early as the fourth quarter of 2020, which paid off on a relative basis during the fiscal year 2022. Short duration (<3 years) securities significantly outperformed during the period while long duration securities (5+ years) significantly underperformed. The Fund benefited from its significant underweight to longer duration securities and overweight to short duration securities, including floaters, which are not held in the Benchmark. The Fund outperformed versus the Benchmark across every duration segment of the curve.
Another area of outperformance for the Fund was its security selection within non-US bank CoCos, including its security selection within European banks. The Fund also benefited from its underweight allocation to EM banks, which the Fund is comfortable maintaining going forward. Russian bank CoCos, which were not held by the Fund, suffered complete losses during the period.
Within non-IG securities, the Fund benefited from its security selection, particularly within the pipeline sector. The Fund’s pipeline holdings outperformed the Benchmark’s by over 9% for the period. The Fund continues to maintain an overweight allocation to this sector given its favorable outlook.
Finally, the Fund added to its relative performance through the new issuance markets. Given the volatility and ETF outflows during the period, the Fund was very selective within this market segment.
Market and Funds Outlook
As we look ahead, we believe the risk reward balance has improved in regard to interest rate risk, creating opportunities in the preferred and hybrid securities market. Our base case for the next 12 months is for the market to perform positively with some capital appreciation in addition to income. We believe risks from inflationary pressures, rising rates, and geopolitical conflicts are elevated, but are largely priced into the market. In our view, valuation metrics for preferred securities are at attractive levels with high yields relative to other fixed income asset classes coupled with market prices trading at historically deep discounts to par. We especially favor select longer duration variable rate securities and securities trading at deep discounts. We believe in a “pull to par” effect for many of the deeply discounted securities that have a high likelihood of trading closer to par as they approach their first call dates. The primary driver of this “pull to par” effect are variable rate securities with high resets that project much higher coupons after their first call dates.
In addition, the high quality credit fundamentals and sector concentrations in highly regulated industries could help to insulate the asset class in a recessionary environment and against current geopolitical risks. We believe U.S. and European banks are well capitalized and entering the new fiscal year from a position of strength in the face of economic headwinds, while other major sectors like Insurance, Utilities, and Real Estate Investment Trusts offer lower sensitivity to inflation.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2022 (Unaudited)
We foresee the risk-reward dynamic progressively improving as we approach 2023 and think that the preferred and hybrid securities market is set up to outperform longer term. As active fund managers, we have the advantage of repositioning the portfolio as market conditions change. As a result, we believe the Funds are positioned for outperformance over the next 12 months due to an overweight in discounted securities that we think have the greatest upside potential, defensive credit exposure and capacity to take advantage of market dislocations as they arise.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
October 31, 2022 (Unaudited)
As a shareholder of First Trust Preferred Securities and Income ETF or First Trust Institutional Preferred Securities and Income ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Preferred Securities and Income ETF (FPE)
Actual	$1,000.00	$1,068.60	0.85%	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33
First Trust Institutional Preferred Securities and Income ETF (FPEI)
Actual	$1,000.00	$941.00	0.85%	$4.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments
October 31, 2022
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 23.8%
	Automobiles – 0.3%
705,603	Ford Motor Co.	6.50%	08/15/62	$16,087,748
	Banks – 4.4%
10,915	Atlantic Union Bankshares Corp., Series A	6.88%	(a)	259,668
360,423	Bank of America Corp., Series KK	5.38%	(a)	7,713,052
105,331	Bank of America Corp., Series LL	5.00%	(a)	2,100,300
1,371,123	Bank of America Corp., Series NN	4.38%	(a)	23,871,251
88,701	Bank of America Corp., Series SS	4.75%	(a)	1,727,895
320,641	Citizens Financial Group, Inc., Series D (b)	6.35%	(a)	7,519,031
48,593	Citizens Financial Group, Inc., Series E	5.00%	(a)	936,873
100,000	Fifth Third Bancorp, Series A	6.00%	(a)	2,184,000
886,828	First Republic Bank, Series M	4.00%	(a)	13,311,288
356,061	Fulton Financial Corp., Series A	5.13%	(a)	7,149,705
68,150	Huntington Bancshares, Inc., Series H	4.50%	(a)	1,187,173
792	JPMorgan Chase & Co., Series DD	5.75%	(a)	18,351
81,943	JPMorgan Chase & Co., Series JJ	4.55%	(a)	1,492,182
518,075	JPMorgan Chase & Co., Series LL	4.63%	(a)	9,605,111
218,650	KeyCorp, Series F	5.65%	(a)	4,622,261
152,538	Old National Bancorp, Series A	7.00%	(a)	3,927,854
1,222,469	PacWest Bancorp, Series A (b)	7.75%	(a)	30,341,681
835,910	Pinnacle Financial Partners, Inc., Series B	6.75%	(a)	20,354,409
1,705,351	Signature Bank, Series A	5.00%	(a)	30,048,285
116,076	Texas Capital Bancshares, Inc., Series B	5.75%	(a)	2,301,787
135,679	Truist Financial Corp., Series R	4.75%	(a)	2,571,117
107,837	Valley National Bancorp, Series B, 3 Mo. LIBOR + 3.58% (c)	7.25%	(a)	2,601,028
194,398	Wells Fargo & Co., Series AA	4.70%	(a)	3,489,444
83,272	Wells Fargo & Co., Series DD	4.25%	(a)	1,336,516
567,107	Wells Fargo & Co., Series Q (b)	5.85%	(a)	12,901,684
746,818	Wells Fargo & Co., Series Y	5.63%	(a)	15,929,628
391,052	Wells Fargo & Co., Series Z	4.75%	(a)	7,038,936
626,023	WesBanco, Inc., Series A (b)	6.75%	(a)	15,688,136
620,288	Western Alliance Bancorp, Series A (b)	4.25%	(a)	12,405,760
875,783	Wintrust Financial Corp., Series E (b)	6.88%	(a)	22,183,583
				266,817,989
	Capital Markets – 2.3%
136,104	Affiliated Managers Group, Inc.	5.88%	03/30/59	2,813,270
288,442	Affiliated Managers Group, Inc.	4.75%	09/30/60	4,929,474
980,305	Affiliated Managers Group, Inc.	4.20%	09/30/61	14,547,726
1,436,731	Carlyle Finance LLC	4.63%	05/15/61	22,829,656
826,758	Goldman Sachs Group (The), Inc., Series J (b)	5.50%	(a)	20,346,514
1,126,769	KKR Group Finance Co., IX LLC	4.63%	04/01/61	19,639,584
920,357	Morgan Stanley, Series P	6.50%	(a)	22,824,854
496,152	Oaktree Capital Group LLC, Series A	6.63%	(a)	11,758,802
813,527	Oaktree Capital Group LLC, Series B	6.55%	(a)	18,841,285
				138,531,165
	Consumer Finance – 0.1%
349,303	Capital One Financial Corp., Series I	5.00%	(a)	6,472,585
110,166	Capital One Financial Corp., Series J	4.80%	(a)	1,916,888
				8,389,473
	Diversified Financial Services – 0.6%
529,821	Apollo Asset Management, Inc., Series B	6.38%	(a)	11,550,098

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Diversified Financial Services (Continued)
1,284,884	Equitable Holdings, Inc., Series A	5.25%	(a)	$23,924,540
				35,474,638
	Diversified Telecommunication Services – 0.7%
78,274	AT&T, Inc.	5.35%	11/01/66	1,681,326
249,322	AT&T, Inc., Series C	4.75%	(a)	4,318,257
969,955	Qwest Corp.	6.50%	09/01/56	16,634,728
1,039,347	Qwest Corp.	6.75%	06/15/57	18,708,246
				41,342,557
	Electric Utilities – 1.1%
14,925	BIP Bermuda Holdings I Ltd.	5.13%	(a)	260,441
891,011	Brookfield BRP Holdings Canada, Inc.	4.63%	(a)	12,905,047
648,305	Brookfield Infrastructure Finance ULC	5.00%	05/24/81	10,321,016
139,433	SCE Trust III, Series H (b)	5.75%	(a)	2,696,634
455,006	SCE Trust IV, Series J (b)	5.38%	(a)	8,162,808
1,000,755	SCE Trust V, Series K (b)	5.45%	(a)	19,194,481
627,885	Southern (The) Co., Series 2020A	4.95%	01/30/80	12,005,161
156,295	Southern (The) Co., Series C	4.20%	10/15/60	2,789,866
				68,335,454
	Equity Real Estate Investment Trusts – 0.6%
333	Digital Realty Trust, Inc., Series L	5.20%	(a)	6,433
850,146	Global Net Lease, Inc., Series A	7.25%	(a)	18,142,116
1,080,167	Hudson Pacific Properties, Inc., Series C	4.75%	(a)	13,728,923
957	National Storage Affiliates Trust, Series A	6.00%	(a)	20,709
31,880	PS Business Parks, Inc., Series Z	4.88%	(a)	401,688
318,431	Vornado Realty Trust, Series N	5.25%	(a)	4,938,865
				37,238,734
	Food Products – 0.8%
601,882	CHS, Inc., Series 2 (b)	7.10%	(a)	15,077,144
1,393,686	CHS, Inc., Series 3 (b)	6.75%	(a)	34,047,749
				49,124,893
	Gas Utilities – 0.3%
815,676	South Jersey Industries, Inc.	5.63%	09/16/79	14,282,487
54,298	Spire, Inc., Series A	5.90%	(a)	1,243,424
				15,525,911
	Independent Power & Renewable Electricity Producers – 0.2%
679,080	Brookfield Renewable Partners L.P., Series 17	5.25%	(a)	11,130,121
	Insurance – 6.0%
2,183,916	Aegon Funding Co., LLC	5.10%	12/15/49	42,586,362
463,083	Allstate (The) Corp. (b)	5.10%	01/15/53	11,197,347
18,254	Allstate (The) Corp., Series H	5.10%	(a)	358,691
1,896,300	American Equity Investment Life Holding Co., Series A (b)	5.95%	(a)	42,723,639
941,232	American Equity Investment Life Holding Co., Series B (b)	6.63%	(a)	21,798,933
312,756	AmTrust Financial Services, Inc.	7.25%	06/15/55	5,352,819
363,925	AmTrust Financial Services, Inc.	7.50%	09/15/55	6,368,687
24,872	Arch Capital Group Ltd., Series F	5.45%	(a)	503,907
598,334	Arch Capital Group Ltd., Series G	4.55%	(a)	10,506,745
279,359	Aspen Insurance Holdings Ltd.	5.63%	(a)	5,391,629
1,711,649	Aspen Insurance Holdings Ltd.	5.63%	(a)	32,504,215
508,376	Aspen Insurance Holdings Ltd. (b)	5.95%	(a)	11,596,057
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance (Continued)
612,099	Assurant, Inc.	5.25%	01/15/61	$11,525,824
826,625	Athene Holding Ltd., Series A (b)	6.35%	(a)	19,681,941
68,990	Athene Holding Ltd., Series B	5.63%	(a)	1,417,744
108,391	Athene Holding Ltd., Series D	4.88%	(a)	1,865,409
438,412	Axis Capital Holdings Ltd., Series E	5.50%	(a)	8,663,021
754,186	CNO Financial Group, Inc. (d)	5.13%	11/25/60	13,726,185
1,244,856	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (c)	6.10%	05/15/37	27,542,439
386,476	Enstar Group Ltd., Series D (b)	7.00%	(a)	8,494,742
449,644	Globe Life, Inc.	4.25%	06/15/61	7,814,813
215,020	Phoenix Cos. (The), Inc.	7.45%	01/15/32	3,297,055
1,568,378	Prudential Financial, Inc.	5.95%	09/01/62	37,594,021
2	Reinsurance Group of America, Inc. (b)	7.13%	10/15/52	51
106,528	RenaissanceRe Holdings Ltd., Series F	5.75%	(a)	2,316,984
1,186,079	RenaissanceRe Holdings Ltd., Series G	4.20%	(a)	19,771,937
21,531	Selective Insurance Group, Inc., Series B	4.60%	(a)	360,321
314,714	W.R. Berkley Corp.	5.10%	12/30/59	6,297,427
				361,258,945
	Mortgage Real Estate Investment Trusts – 0.9%
536,098	AGNC Investment Corp., Series C, 3 Mo. LIBOR + 5.11% (c)	9.19%	(a)	12,651,913
300,285	AGNC Investment Corp., Series D (b)	6.88%	(a)	5,522,241
138,354	AGNC Investment Corp., Series E (b)	6.50%	(a)	2,711,738
670,845	AGNC Investment Corp., Series F (b)	6.13%	(a)	12,477,717
651,383	Annaly Capital Management, Inc., Series F, 3 Mo. LIBOR + 4.99% (c)	8.67%	(a)	15,691,817
279,676	Annaly Capital Management, Inc., Series I (b)	6.75%	(a)	5,822,854
				54,878,280
	Multi-Utilities – 1.7%
409,425	Algonquin Power & Utilities Corp. (b)	6.88%	10/17/78	9,191,591
538,458	Algonquin Power & Utilities Corp., Series 19-A (b)	6.20%	07/01/79	12,206,843
639,721	Brookfield Infrastructure Partners L.P., Series 13	5.13%	(a)	10,222,741
62,311	Brookfield Infrastructure Partners L.P., Series 14	5.00%	(a)	962,705
175,035	CMS Energy Corp.	5.88%	10/15/78	3,810,512
115,124	CMS Energy Corp.	5.88%	03/01/79	2,508,552
330,504	CMS Energy Corp., Series C	4.20%	(a)	5,436,791
128,700	DTE Energy Co.	4.38%	12/01/81	2,211,066
818,320	DTE Energy Co., Series E	5.25%	12/01/77	17,577,514
955,325	Integrys Holding, Inc. (b) (d)	6.00%	08/01/73	22,115,774
796,257	Sempra Energy	5.75%	07/01/79	17,294,702
				103,538,791
	Oil, Gas & Consumable Fuels – 1.4%
37,093	Enbridge, Inc., Series B (b)	6.38%	04/15/78	880,959
92,177	Energy Transfer L.P., Series C (b)	7.38%	(a)	2,064,765
2,064,508	Energy Transfer L.P., Series E (b)	7.60%	(a)	47,545,619
737,441	NuStar Energy L.P., Series A, 3 Mo. LIBOR + 6.77% (c)	10.25%	(a)	17,079,133
599,189	NuStar Logistics L.P., 3 Mo. LIBOR + 6.73% (c)	10.81%	01/15/43	14,925,798
				82,496,274
	Real Estate Management & Development – 1.4%
1,613,702	Brookfield Property Partners L.P., Series A	5.75%	(a)	24,415,311
167,079	Brookfield Property Partners L.P., Series A-1	6.50%	(a)	2,781,865
1,281,802	Brookfield Property Partners L.P., Series A2	6.38%	(a)	20,893,373
1,559,574	Brookfield Property Preferred L.P.	6.25%	07/26/81	24,360,546

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Real Estate Management & Development (Continued)
677	DigitalBridge Group, Inc., Class H	7.13%	(a)	$12,802
448,382	DigitalBridge Group, Inc., Series I	7.15%	(a)	8,523,742
41,830	DigitalBridge Group, Inc., Series J	7.13%	(a)	778,038
				81,765,677
	Thrifts & Mortgage Finance – 0.3%
659,132	New York Community Bancorp, Inc., Series A (b)	6.38%	(a)	14,098,833
73,851	Washington Federal, Inc., Series A	4.88%	(a)	1,287,223
				15,386,056
	Trading Companies & Distributors – 0.3%
462,382	Air Lease Corp., Series A (b)	6.15%	(a)	9,941,213
267,732	WESCO International, Inc., Series A (b)	10.63%	(a)	7,228,764
				17,169,977
	Wireless Telecommunication Services – 0.4%
259,030	United States Cellular Corp.	6.25%	09/01/69	5,040,724
267,143	United States Cellular Corp.	5.50%	03/01/70	4,560,131
955,053	United States Cellular Corp.	5.50%	06/01/70	16,536,743
				26,137,598
	Total $25 Par Preferred Securities			1,430,630,281
	(Cost $1,761,238,457)
$100 PAR PREFERRED SECURITIES – 0.3%
	Banks – 0.3%
28,231	AgriBank FCB (b)	6.88%	(a)	2,805,456
49,330	CoBank ACB, Series H (b)	6.20%	(a)	4,982,330
120,015	Farm Credit Bank of Texas (b) (e)	6.75%	(a)	11,971,496
				19,759,282
	Food Products – 0.0%
700	Dairy Farmers of America, Inc. (e)	7.88%	(a)	67,550
	Total $100 Par Preferred Securities			19,826,832
	(Cost $20,588,116)
$1,000 PAR PREFERRED SECURITIES – 2.8%
	Banks – 2.7%
51,461	Bank of America Corp., Series L	7.25%	(a)	59,718,432
88,218	Wells Fargo & Co., Series L	7.50%	(a)	102,820,726
				162,539,158
	Diversified Financial Services – 0.1%
7,900	Compeer Financial ACA (b) (e)	6.75%	(a)	7,860,500
	Total $1,000 Par Preferred Securities			170,399,658
	(Cost $201,128,350)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 70.0%
	Banks – 29.6%
$32,549,000	Australia & New Zealand Banking Group Ltd. (b) (e) (f)	6.75%	(a)	31,199,597
30,500,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (b) (f)	6.50%	(a)	27,320,683
11,250,000	Banco Mercantil del Norte S.A. (b) (e) (f)	7.50%	(a)	8,792,044
15,700,000	Banco Mercantil del Norte S.A. (b) (e) (f)	7.63%	(a)	12,896,506
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2022
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$21,630,000	Banco Mercantil del Norte S.A. (b) (e) (f)	8.38%	(a)	$18,841,136
35,600,000	Banco Santander S.A. (b) (f)	4.75%	(a)	25,145,288
43,200,000	Banco Santander S.A. (b) (f) (g)	7.50%	(a)	41,013,000
27,075,000	Bank of America Corp., Series RR (b)	4.38%	(a)	21,795,375
22,000,000	Bank of America Corp., Series TT (b)	6.13%	(a)	20,845,000
11,594,000	Bank of America Corp., Series X (b)	6.25%	(a)	11,315,019
13,800,000	Bank of Nova Scotia (The) (b)	4.90%	(a)	12,830,444
8,000,000	Bank of Nova Scotia (The) (b)	8.63%	10/27/82	8,046,654
3,000,000	Bank of Nova Scotia (The), Series 2 (b)	3.63%	10/27/81	2,118,904
24,300,000	Barclays PLC (b) (f)	4.38%	(a)	16,188,886
39,909,000	Barclays PLC (b) (f)	6.13%	(a)	34,670,944
5,760,000	Barclays PLC (b) (f)	7.75%	(a)	5,436,000
134,865,000	Barclays PLC (b) (f)	8.00%	(a)	127,238,101
64,400,000	Barclays PLC (b) (f)	8.00%	(a)	57,857,502
11,600,000	BBVA Bancomer S.A. (b) (e) (f)	5.88%	09/13/34	9,719,060
57,500,000	BNP Paribas S.A. (b) (e) (f)	4.63%	(a)	44,159,795
7,500,000	BNP Paribas S.A. (b) (e) (f)	4.63%	(a)	5,259,375
29,498,000	BNP Paribas S.A. (b) (e) (f)	6.63%	(a)	27,717,561
16,665,000	BNP Paribas S.A. (b) (e) (f)	7.38%	(a)	16,161,128
34,580,000	BNP Paribas S.A. (b) (e) (f)	7.75%	(a)	32,689,690
46,133,000	Citigroup, Inc. (b)	3.88%	(a)	37,990,526
13,272,000	Citigroup, Inc. (b)	5.95%	(a)	13,172,460
15,113,000	Citigroup, Inc., Series D (b)	5.35%	(a)	14,584,045
12,000,000	Citigroup, Inc., Series M (b)	6.30%	(a)	11,235,000
16,200,000	Citigroup, Inc., Series P (b)	5.95%	(a)	14,684,048
23,355,000	Citigroup, Inc., Series T (b)	6.25%	(a)	22,598,298
34,393,000	Citigroup, Inc., Series W (b)	4.00%	(a)	29,096,478
29,875,000	Citigroup, Inc., Series Y (b)	4.15%	(a)	23,384,573
6,560,000	Citizens Financial Group, Inc., Series B (b)	6.00%	(a)	6,036,124
21,030,000	Citizens Financial Group, Inc., Series G (b)	4.00%	(a)	16,713,784
18,474,000	CoBank ACB, Series I (b)	6.25%	(a)	17,688,855
35,655,000	CoBank ACB, Series K (b)	6.45%	(a)	34,674,738
11,200,000	Commerzbank AG (b) (f) (g)	7.00%	(a)	9,630,779
18,810,000	Credit Agricole S.A. (b) (e) (f)	6.88%	(a)	17,596,376
43,500,000	Credit Agricole S.A. (b) (e) (f)	8.13%	(a)	43,425,963
26,200,000	Danske Bank A.S. (b) (f) (g)	4.38%	(a)	20,992,750
21,313,000	Danske Bank A.S. (b) (f) (g)	6.13%	(a)	19,833,217
15,960,000	Danske Bank A.S. (b) (f) (g)	7.00%	(a)	14,784,785
7,650,000	Farm Credit Bank of Texas, Series 3 (b) (e)	6.20%	(a)	6,782,612
20,300,000	Farm Credit Bank of Texas, Series 4 (b) (e)	5.70%	(a)	18,349,089
8,527,000	Fifth Third Bancorp, Series H (b)	5.10%	(a)	7,787,709
1,400,000	Fifth Third Bancorp, Series L (b)	4.50%	(a)	1,288,001
12,800,000	HSBC Holdings PLC (b) (f)	4.60%	(a)	8,476,160
4,397,000	Huntington Bancshares, Inc., Series G (b)	4.45%	(a)	3,874,896
35,836,000	ING Groep N.V. (b) (f)	5.75%	(a)	30,643,507
21,579,000	ING Groep N.V. (b) (f)	6.50%	(a)	19,686,544
40,125,000	Intesa Sanpaolo S.p.A. (b) (e) (f)	7.70%	(a)	34,834,736
15,896,000	JPMorgan Chase & Co., Series Q (b)	5.15%	(a)	15,538,340
5,861,000	JPMorgan Chase & Co., Series R (b)	6.00%	(a)	5,787,738
32,100,000	Lloyds Banking Group PLC (b) (f)	6.75%	(a)	29,259,466
44,931,668	Lloyds Banking Group PLC (b) (f)	7.50%	(a)	42,944,060
42,017,000	Lloyds Banking Group PLC (b) (f)	7.50%	(a)	39,075,810
14,924,602	M&T Bank Corp. (b)	3.50%	(a)	11,104,593
7,932,000	M&T Bank Corp., Series G (b)	5.00%	(a)	7,307,355
8,500,000	NatWest Group PLC (b) (f)	6.00%	(a)	7,585,400

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2022
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$21,325,000	NatWest Group PLC (b) (f)	8.00%	(a)	$20,149,459
44,615,000	PNC Financial Services Group (The), Inc., Series V (b)	6.20%	(a)	42,370,865
85,600,000	Societe Generale S.A. (b) (e) (f)	5.38%	(a)	62,218,494
8,589,000	Societe Generale S.A. (b) (e) (f)	7.88%	(a)	8,383,822
11,500,000	Societe Generale S.A. (b) (e) (f)	8.00%	(a)	11,332,061
68,460,000	Standard Chartered PLC (b) (e) (f)	4.30%	(a)	45,178,635
25,600,000	Standard Chartered PLC (b) (e) (f)	6.00%	(a)	23,384,753
46,190,000	Standard Chartered PLC (b) (e) (f)	7.75%	(a)	42,321,587
48,046,398	SVB Financial Group, Series C (b)	4.00%	(a)	33,668,277
50,341,000	SVB Financial Group, Series D (b)	4.25%	(a)	33,717,337
13,000,000	Swedbank AB, Series NC5 (b) (f) (g)	5.63%	(a)	12,262,250
5,695,000	Texas Capital Bancshares, Inc. (b)	4.00%	05/06/31	4,934,970
24,600,000	Toronto-Dominion Bank (The) (b)	8.13%	10/31/82	24,955,470
5,000,000	Truist Financial Corp., Series N (b)	4.80%	(a)	4,501,250
56,950,000	UniCredit S.p.A. (b) (f) (g)	8.00%	(a)	53,426,219
4,400,000	UniCredit S.p.A. (b) (e)	7.30%	04/02/34	3,734,445
13,500,000	UniCredit S.p.A. (b) (e)	5.46%	06/30/35	10,055,827
79,980,378	Wells Fargo & Co., Series BB (b)	3.90%	(a)	67,953,329
				1,782,255,557
	Capital Markets – 9.0%
40,096,000	Apollo Management Holdings L.P. (b) (e)	4.95%	01/14/50	33,696,354
1,500,000	Bank of New York Mellon (The) Corp., Series H (b)	3.70%	(a)	1,316,882
24,740,000	Bank of New York Mellon (The) Corp., Series I (b)	3.75%	(a)	19,112,887
15,800,000	Charles Schwab (The) Corp. (b)	5.00%	(a)	14,062,000
2,000,000	Charles Schwab (The) Corp., Series H (b)	4.00%	(a)	1,488,000
63,997,000	Charles Schwab (The) Corp., Series I (b)	4.00%	(a)	52,695,130
81,425,000	Credit Suisse Group AG (b) (e) (f)	5.25%	(a)	57,882,624
1,200,000	Credit Suisse Group AG (b) (e) (f)	6.25%	(a)	1,013,110
51,775,000	Credit Suisse Group AG (b) (e) (f)	6.38%	(a)	38,752,503
76,900,000	Credit Suisse Group AG (b) (e) (f)	7.50%	(a)	68,344,875
23,400,000	Credit Suisse Group AG (b) (e) (f)	9.75%	(a)	22,279,070
77,200,000	Deutsche Bank AG, Series 2020 (b) (f)	6.00%	(a)	60,785,328
28,725,000	EFG International AG (b) (f) (g)	5.50%	(a)	22,871,563
24,875,000	Goldman Sachs Group (The), Inc., Series R (b)	4.95%	(a)	22,488,990
13,870,000	Goldman Sachs Group (The), Inc., Series T (b)	3.80%	(a)	10,681,295
40,611,000	Goldman Sachs Group (The), Inc., Series U (b)	3.65%	(a)	30,957,154
38,000,000	UBS Group AG (b) (e) (f)	4.88%	(a)	30,419,056
2,400,000	UBS Group AG (b) (f) (g)	5.13%	(a)	2,088,000
26,389,000	UBS Group AG (b) (f) (g)	6.88%	(a)	25,105,808
28,500,000	UBS Group AG (b) (e) (f)	7.00%	(a)	27,636,823
				543,677,452
	Consumer Finance – 1.6%
35,292,000	Ally Financial, Inc., Series B (b)	4.70%	(a)	25,696,988
5,830,000	Ally Financial, Inc., Series C (b)	4.70%	(a)	3,935,250
47,679,000	American Express Co. (b)	3.55%	(a)	36,891,626
35,077,000	Capital One Financial Corp., Series M (b)	3.95%	(a)	26,271,970
				92,795,834
	Diversified Financial Services – 3.1%
64,250,000	American AgCredit Corp. (b) (e)	5.25%	(a)	59,029,687
40,400,000	Ares Finance Co. III LLC (b) (e)	4.13%	06/30/51	30,765,133
28,250,000	Capital Farm Credit ACA, Series 1 (b) (e)	5.00%	(a)	24,083,126
13,950,000	Compeer Financial ACA (b) (e)	4.88%	(a)	12,363,197
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2022
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Diversified Financial Services (Continued)
$50,110,000	Corebridge Financial, Inc. (b) (e)	6.88%	12/15/52	$44,959,182
16,548,000	Voya Financial, Inc., Series A (b)	6.13%	(a)	16,175,670
				187,375,995
	Electric Utilities – 1.9%
21,918,000	Duke Energy Corp. (b)	4.88%	(a)	19,561,815
17,965,000	Edison International, Series B (b)	5.00%	(a)	14,416,912
36,567,000	Emera, Inc., Series 16-A (b)	6.75%	06/15/76	34,222,033
5,000,000	NextEra Energy Capital Holdings, Inc. (b)	5.65%	05/01/79	4,224,554
12,865,000	Southern (The) Co., Series 21-A (b)	3.75%	09/15/51	10,188,265
2,000,000	Southern (The) Co., Series B (b)	4.00%	01/15/51	1,742,900
32,516,000	Southern California Edison Co., Series E, 3 Mo. LIBOR + 4.20% (c)	6.98%	(a)	31,791,657
				116,148,136
	Energy Equipment & Services – 0.9%
3,524,000	Transcanada Trust (b)	5.63%	05/20/75	3,223,403
25,600,000	Transcanada Trust (b)	5.50%	09/15/79	21,536,000
34,700,000	Transcanada Trust (b)	5.60%	03/07/82	29,728,878
				54,488,281
	Food Products – 2.0%
10,700,000	Dairy Farmers of America, Inc. (h)	7.13%	(a)	9,964,383
25,362,000	Land O’Lakes Capital Trust I (h)	7.45%	03/15/28	25,268,287
44,888,000	Land O’Lakes, Inc. (e)	7.00%	(a)	41,627,785
14,010,000	Land O’Lakes, Inc. (e)	7.25%	(a)	13,100,121
31,520,000	Land O’Lakes, Inc. (e)	8.00%	(a)	31,290,377
				121,250,953
	Insurance – 8.7%
16,400,000	Allianz SE (b) (e)	3.50%	(a)	12,990,398
9,502,000	Asahi Mutual Life Insurance Co. (b) (g)	6.50%	(a)	9,273,002
32,200,000	Assurant, Inc. (b)	7.00%	03/27/48	30,698,514
12,999,000	Assured Guaranty Municipal Holdings, Inc. (b) (e)	6.40%	12/15/66	11,829,090
38,875,000	AXIS Specialty Finance LLC (b)	4.90%	01/15/40	31,583,216
11,400,000	CNP Assurances (b) (g)	4.88%	(a)	7,621,060
23,688,000	Enstar Finance LLC (b)	5.75%	09/01/40	21,100,252
55,217,000	Enstar Finance LLC (b)	5.50%	01/15/42	43,472,344
13,700,000	Fortegra Financial Corp. (b) (h)	8.50%	10/15/57	13,929,920
87,495,000	Global Atlantic Fin Co. (b) (e)	4.70%	10/15/51	64,695,137
18,871,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (c) (e)	5.03%	02/12/47	15,662,733
26,429,000	Kuvare US Holdings, Inc. (b) (e)	7.00%	02/17/51	26,627,217
9,310,000	La Mondiale SAM (b) (g)	5.88%	01/26/47	8,342,318
40,630,000	Lancashire Holdings Ltd. (b) (g)	5.63%	09/18/41	30,309,980
35,910,000	Liberty Mutual Group, Inc. (b) (e)	4.13%	12/15/51	27,243,301
27,059,000	Principal Financial Group, Inc., 3 Mo. LIBOR + 3.04% (c)	5.95%	05/15/55	26,145,759
12,670,000	Progressive (The) Corp., Series B (b)	5.38%	(a)	11,787,281
49,840,000	Prudential Financial, Inc. (b)	6.00%	09/01/52	45,494,222
38,900,000	QBE Insurance Group Ltd. (b) (e)	5.88%	(a)	35,517,882
24,999,000	QBE Insurance Group Ltd. (b) (g)	6.75%	12/02/44	24,105,161
16,000,000	QBE Insurance Group Ltd. (b) (g)	5.88%	06/17/46	14,481,134
13,110,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (c)	5.96%	12/15/65	11,077,950
				523,987,871

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2022
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Mortgage Real Estate Investment Trusts – 0.3%
$23,600,000	Scentre Group Trust 2 (b) (e)	5.13%	09/24/80	$18,064,616
	Multi-Utilities – 3.2%
64,818,000	Algonquin Power & Utilities Corp. (b)	4.75%	01/18/82	51,874,818
51,658,000	CenterPoint Energy, Inc., Series A (b)	6.13%	(a)	48,544,456
17,052,000	CMS Energy Corp. (b)	3.75%	12/01/50	12,362,700
2,400,000	Dominion Energy, Inc., Series B (b)	4.65%	(a)	2,088,845
28,520,000	NiSource, Inc. (b)	5.65%	(a)	26,381,000
9,031,000	Sempra Energy (b)	4.88%	(a)	8,218,888
59,610,000	Sempra Energy (b)	4.13%	04/01/52	44,967,617
				194,438,324
	Oil, Gas & Consumable Fuels – 6.5%
19,778,000	Buckeye Partners L.P. (b)	6.38%	01/22/78	15,945,716
50,510,000	DCP Midstream Operating L.P. (b) (e)	5.85%	05/21/43	48,940,757
57,082,000	Enbridge, Inc. (b)	6.25%	03/01/78	50,498,243
45,400,000	Enbridge, Inc. (b)	7.63%	01/15/83	43,474,416
65,166,000	Enbridge, Inc., Series 16-A (b)	6.00%	01/15/77	58,707,993
40,850,000	Enbridge, Inc., Series 20-A (b)	5.75%	07/15/80	36,197,593
31,252,000	Energy Transfer L.P., 3 Mo. LIBOR + 3.02% (c)	5.80%	11/01/66	23,326,493
9,660,000	Energy Transfer L.P., Series A (b)	6.25%	(a)	8,054,352
24,986,000	Energy Transfer L.P., Series F (b)	6.75%	(a)	21,454,963
24,500,000	Energy Transfer L.P., Series G (b)	7.13%	(a)	20,380,815
9,000,000	Energy Transfer L.P., Series H (b)	6.50%	(a)	7,762,500
55,280,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (c)	5.86%	06/01/67	46,266,928
14,318,000	Enterprise Products Operating LLC, Series D, 3 Mo. LIBOR + 2.99% (c)	5.91%	08/16/77	12,623,894
				393,634,663
	Trading Companies & Distributors – 2.9%
142,083,000	AerCap Holdings N.V. (b)	5.88%	10/10/79	128,039,516
15,700,000	Air Lease Corp., Series B (b)	4.65%	(a)	13,123,649
42,300,000	Aircastle Ltd. (b) (e)	5.25%	(a)	31,845,500
				173,008,665
	Transportation Infrastructure – 0.3%
9,666,000	AerCap Global Aviation Trust (b) (e)	6.50%	06/15/45	8,841,973
11,000,000	BNSF Funding Trust I (b)	6.61%	12/15/55	10,269,679
				19,111,652
	Total Capital Preferred Securities			4,220,237,999
	(Cost $4,891,088,269)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 1.5%
	Insurance – 1.5%
94,408,028	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (e) (i)	7.63%	10/15/25	89,089,890
	(Cost $98,915,699)
CORPORATE BONDS AND NOTES – 0.2%
	Insurance – 0.2%
12,296,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	11,987,897
	(Cost $12,297,919)
See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
EXCHANGE-TRADED FUNDS – 0.1%
	Capital Markets – 0.1%
$363,507	Invesco Preferred ETF			$4,078,548
	(Cost $4,462,557)

Total Investments – 98.7%	5,946,251,105
(Cost $6,989,719,367)
Net Other Assets and Liabilities – 1.3%	80,444,528
Net Assets – 100.0%	$6,026,695,633

(a)	Perpetual maturity.
(b)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(c)	Floating or variable rate security.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. (the “Advisor”).
(e)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by the Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2022, securities noted as such amounted to $1,483,525,355 or 24.6% of net assets.
(f)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2022, securities noted as such amounted to $1,516,911,889 or 25.2% of net assets. Of these securities, 3.3% originated in emerging markets, and 96.7% originated in foreign markets.
(g)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(h)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(i)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2022 this security paid all of its interest in cash.

LIBOR	London Interbank Offered Rate

See Notes to Financial Statements

First Trust Preferred Securities and Income ETF (FPE)
Portfolio of Investments (Continued)
October 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Electric Utilities	$ 68,335,454	$ 55,430,407	$ 12,905,047	$ —
Insurance	361,258,945	318,697,894	42,561,051	—
Multi-Utilities	103,538,791	81,423,017	22,115,774	—
Wireless Telecommunication Services	26,137,598	9,600,855	16,536,743	—
Other Industry Categories*	871,359,493	871,359,493	—	—
$100 Par Preferred Securities*	19,826,832	—	19,826,832	—
$1,000 Par Preferred Securities:
Banks	162,539,158	162,539,158	—	—
Diversified Financial Services	7,860,500	—	7,860,500	—
Capital Preferred Securities*	4,220,237,999	—	4,220,237,999	—
Foreign Corporate Bonds and Notes*	89,089,890	—	89,089,890	—
Corporate Bonds and Notes*	11,987,897	—	11,987,897	—
Exchange-Traded Funds*	4,078,548	4,078,548	—	—
Total Investments	$ 5,946,251,105	$ 1,503,129,372	$ 4,443,121,733	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments
October 31, 2022
Shares	Description	Stated Rate	Stated Maturity	Value
$1,000 PAR PREFERRED SECURITIES – 2.1%
	Banks – 2.1%
5,014	Bank of America Corp., Series L	7.25%	(a)	$5,818,546
6,658	Wells Fargo & Co., Series L	7.50%	(a)	7,760,099
	Total $1,000 Par Preferred Securities			13,578,645
	(Cost $16,550,864)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 90.1%
	Banks – 37.4%
$4,950,000	Australia & New Zealand Banking Group Ltd. (b) (c) (d)	6.75%	(a)	4,744,785
1,145,000	Australia & New Zealand Banking Group Ltd. (c) (d) (e)	6.75%	(a)	1,097,531
5,400,000	Banco Bilbao Vizcaya Argentaria S.A., Series 9 (c) (d)	6.50%	(a)	4,837,104
900,000	Banco Mercantil del Norte S.A. (b) (c) (d)	7.50%	(a)	703,364
842,000	Banco Mercantil del Norte S.A. (b) (c) (d)	7.63%	(a)	691,647
1,400,000	Banco Mercantil del Norte S.A. (b) (c) (d)	8.38%	(a)	1,219,491
2,000,000	Banco Santander S.A. (c) (d)	4.75%	(a)	1,412,657
4,400,000	Banco Santander S.A. (c) (d) (e)	7.50%	(a)	4,177,250
3,656,000	Bank of America Corp., Series RR (d)	4.38%	(a)	2,943,080
3,968,000	Bank of America Corp., Series TT (d)	6.13%	(a)	3,759,680
5,400,000	Bank of America Corp., Series X (d)	6.25%	(a)	5,270,063
3,200,000	Bank of Nova Scotia (The) (d)	4.90%	(a)	2,975,175
3,400,000	Bank of Nova Scotia (The) (d)	8.63%	10/27/82	3,419,828
1,000,000	Bank of Nova Scotia (The), Series 2 (d)	3.63%	10/27/81	706,301
2,300,000	Barclays PLC (c) (d)	4.38%	(a)	1,532,281
6,850,000	Barclays PLC (c) (d)	6.13%	(a)	5,950,938
2,000,000	Barclays PLC (c) (d)	7.75%	(a)	1,887,500
11,829,000	Barclays PLC (c) (d)	8.00%	(a)	11,160,045
4,400,000	Barclays PLC (c) (d)	8.00%	(a)	3,952,997
700,000	BBVA Bancomer S.A. (b) (c) (d)	5.88%	09/13/34	586,495
8,000,000	BNP Paribas S.A. (b) (c) (d)	4.63%	(a)	6,143,972
2,000,000	BNP Paribas S.A. (b) (c) (d)	4.63%	(a)	1,402,500
2,010,000	BNP Paribas S.A. (b) (c) (d)	6.63%	(a)	1,888,680
1,350,000	BNP Paribas S.A. (b) (c) (d)	7.38%	(a)	1,309,182
6,740,000	BNP Paribas S.A. (b) (c) (d)	7.75%	(a)	6,371,559
3,195,000	Citigroup, Inc. (d)	3.88%	(a)	2,631,083
1,281,000	Citigroup, Inc. (d)	5.95%	(a)	1,271,393
2,000,000	Citigroup, Inc., Series D (d)	5.35%	(a)	1,930,000
1,000,000	Citigroup, Inc., Series M (d)	6.30%	(a)	936,250
6,414,000	Citigroup, Inc., Series P (d)	5.95%	(a)	5,813,795
3,049,000	Citigroup, Inc., Series W (d)	4.00%	(a)	2,579,454
2,979,000	Citigroup, Inc., Series Y (d)	4.15%	(a)	2,331,804
493,000	Citizens Financial Group, Inc., Series B (d)	6.00%	(a)	453,629
6,170,000	Citizens Financial Group, Inc., Series G (d)	4.00%	(a)	4,903,664
1,358,000	CoBank ACB, Series I (d)	6.25%	(a)	1,300,285
3,185,000	CoBank ACB, Series K (d)	6.45%	(a)	3,097,435
400,000	Commerzbank AG (c) (d) (e)	7.00%	(a)	343,956
2,306,000	Credit Agricole S.A. (b) (c) (d)	6.88%	(a)	2,157,217
3,000,000	Credit Agricole S.A. (c) (d) (e)	7.88%	(a)	2,990,067
2,200,000	Credit Agricole S.A. (b) (c) (d)	8.13%	(a)	2,196,256
4,800,000	Danske Bank A.S. (c) (d) (e)	4.38%	(a)	3,846,000
550,000	Danske Bank A.S. (c) (d) (e)	6.13%	(a)	511,813
850,000	Danske Bank A.S. (c) (d) (e)	7.00%	(a)	787,410
800,000	Farm Credit Bank of Texas, Series 3 (b) (d)	6.20%	(a)	709,293
1,100,000	Farm Credit Bank of Texas, Series 4 (b) (d)	5.70%	(a)	994,286

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2022
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$5,264,000	Fifth Third Bancorp, Series H (d)	5.10%	(a)	$4,807,611
400,000	HSBC Holdings PLC (c) (d)	4.60%	(a)	264,880
5,000,000	HSBC Holdings PLC (c) (d)	6.00%	(a)	4,063,500
1,700,000	Huntington Bancshares, Inc., Series G (d)	4.45%	(a)	1,498,140
2,950,000	ING Groep N.V. (c) (d)	5.75%	(a)	2,522,557
1,200,000	ING Groep N.V. (c) (d)	6.50%	(a)	1,094,761
6,570,000	Intesa Sanpaolo S.p.A. (b) (c) (d)	7.70%	(a)	5,703,781
5,000,000	JPMorgan Chase & Co., Series KK (d)	3.65%	(a)	4,149,750
7,241,000	JPMorgan Chase & Co., Series Q (d)	5.15%	(a)	7,078,078
605,000	JPMorgan Chase & Co., Series R (d)	6.00%	(a)	597,438
1,550,000	Lloyds Banking Group PLC (c) (d)	6.75%	(a)	1,412,840
4,148,424	Lloyds Banking Group PLC (c) (d)	7.50%	(a)	3,964,913
4,340,000	Lloyds Banking Group PLC (c) (d)	7.50%	(a)	4,036,200
762,742	M&T Bank Corp. (d)	3.50%	(a)	567,515
2,341,000	M&T Bank Corp., Series G (d)	5.00%	(a)	2,156,646
693,000	Macquarie Bank Ltd. (b) (c) (d)	6.13%	(a)	590,059
600,000	NatWest Group PLC (c) (d)	6.00%	(a)	535,440
1,550,000	NatWest Group PLC (c) (d)	8.00%	(a)	1,464,556
2,425,000	Nordea Bank Abp (b) (c) (d)	6.63%	(a)	2,296,413
8,415,000	PNC Financial Services Group (The), Inc., Series V (d)	6.20%	(a)	7,991,726
6,800,000	Societe Generale S.A. (b) (c) (d)	5.38%	(a)	4,942,591
2,711,000	Societe Generale S.A. (b) (c) (d)	7.88%	(a)	2,646,238
400,000	Societe Generale S.A. (c) (d) (e)	7.88%	(a)	390,445
2,639,000	Societe Generale S.A. (b) (c) (d)	8.00%	(a)	2,600,462
3,800,000	Standard Chartered PLC (b) (c) (d)	4.30%	(a)	2,507,724
1,500,000	Standard Chartered PLC (b) (c) (d)	6.00%	(a)	1,370,200
5,070,000	Standard Chartered PLC (b) (c) (d)	7.75%	(a)	4,645,388
7,836,258	SVB Financial Group, Series C (d)	4.00%	(a)	5,491,219
9,518,000	SVB Financial Group, Series D (d)	4.25%	(a)	6,374,955
1,200,000	Swedbank AB, Series NC5 (c) (d) (e)	5.63%	(a)	1,131,900
463,000	Texas Capital Bancshares, Inc. (d)	4.00%	05/06/31	401,210
4,550,000	Toronto-Dominion Bank (The) (d)	8.13%	10/31/82	4,615,748
3,500,000	Truist Financial Corp., Series L, 3 Mo. LIBOR + 3.10% (f)	6.39%	(a)	3,403,750
7,800,000	Truist Financial Corp., Series N (d)	4.80%	(a)	7,021,950
3,850,000	UniCredit S.p.A. (c) (d) (e)	8.00%	(a)	3,611,781
600,000	UniCredit S.p.A. (b) (d)	7.30%	04/02/34	509,242
750,000	UniCredit S.p.A. (b) (d)	5.46%	06/30/35	558,657
13,695,000	Wells Fargo & Co., Series BB (d)	3.90%	(a)	11,635,614
				242,585,073
	Capital Markets – 12.6%
4,820,000	Apollo Management Holdings L.P. (b) (d)	4.95%	01/14/50	4,050,689
1,870,000	Bank of New York Mellon (The) Corp., Series I (d)	3.75%	(a)	1,444,668
250,000	Charles Schwab (The) Corp. (d)	5.00%	(a)	222,500
9,627,000	Charles Schwab (The) Corp., Series H (d)	4.00%	(a)	7,162,488
19,309,000	Charles Schwab (The) Corp., Series I (d)	4.00%	(a)	15,899,031
6,243,000	Credit Suisse Group AG (b) (c) (d)	5.25%	(a)	4,437,964
2,057,000	Credit Suisse Group AG (b) (c) (d)	6.25%	(a)	1,736,639
7,770,000	Credit Suisse Group AG (b) (c) (d)	6.38%	(a)	5,815,682
4,150,000	Credit Suisse Group AG (b) (c) (d)	7.50%	(a)	3,688,312
7,800,000	Credit Suisse Group AG (b) (c) (d)	9.75%	(a)	7,426,357
9,950,000	Deutsche Bank AG, Series 2020 (c) (d)	6.00%	(a)	7,834,378
4,730,000	EFG International AG (c) (d) (e)	5.50%	(a)	3,766,144
1,200,000	Goldman Sachs Group (The), Inc., Series R (d)	4.95%	(a)	1,084,896
2,899,000	Goldman Sachs Group (The), Inc., Series T (d)	3.80%	(a)	2,232,522
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2022
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Capital Markets (Continued)
$3,185,000	Goldman Sachs Group (The), Inc., Series U (d)	3.65%	(a)	$2,427,878
811,000	Morgan Stanley, Series M (d)	5.88%	(a)	782,298
2,700,000	UBS Group AG (c) (d) (e)	4.38%	(a)	1,853,314
5,500,000	UBS Group AG (b) (c) (d)	4.88%	(a)	4,402,758
200,000	UBS Group AG (c) (d) (e)	5.13%	(a)	174,000
2,500,000	UBS Group AG (c) (d) (e)	6.88%	(a)	2,378,435
1,425,000	UBS Group AG (b) (c) (d)	7.00%	(a)	1,381,841
1,500,000	UBS Group AG (c) (d) (e)	7.00%	(a)	1,454,570
				81,657,364
	Consumer Finance – 1.7%
7,192,000	Ally Financial, Inc., Series B (d)	4.70%	(a)	5,236,675
3,308,000	Ally Financial, Inc., Series C (d)	4.70%	(a)	2,232,900
2,497,000	American Express Co. (d)	3.55%	(a)	1,932,054
1,932,000	Capital One Financial Corp., Series M (d)	3.95%	(a)	1,447,029
				10,848,658
	Diversified Financial Services – 3.0%
3,000,000	American AgCredit Corp. (b) (d)	5.25%	(a)	2,756,250
2,775,000	Ares Finance Co. III LLC (b) (d)	4.13%	06/30/51	2,113,199
4,200,000	Capital Farm Credit ACA, Series 1 (b) (d)	5.00%	(a)	3,580,500
650,000	Compeer Financial ACA (b) (d)	4.88%	(a)	576,063
10,820,000	Corebridge Financial, Inc. (b) (d)	6.88%	12/15/52	9,707,810
755,000	Voya Financial, Inc., Series A (d)	6.13%	(a)	738,012
				19,471,834
	Electric Utilities – 4.4%
1,830,000	Duke Energy Corp. (d)	4.88%	(a)	1,633,275
1,158,000	Edison International, Series B (d)	5.00%	(a)	929,295
5,462,000	Emera, Inc., Series 16-A (d)	6.75%	06/15/76	5,111,733
5,711,000	NextEra Energy Capital Holdings, Inc. (d)	5.65%	05/01/79	4,825,285
1,428,000	Southern (The) Co., Series 21-A (d)	3.75%	09/15/51	1,130,886
5,372,000	Southern (The) Co., Series B (d)	4.00%	01/15/51	4,681,429
3,100,000	Southern (The) Co., Series B, 3 Mo. LIBOR + 3.63% (f)	6.92%	03/15/57	3,084,500
7,500,000	Southern California Edison Co., Series E, 3 Mo. LIBOR + 4.20% (f)	6.98%	(a)	7,332,926
				28,729,329
	Energy Equipment & Services – 0.6%
276,000	Transcanada Trust (d)	5.63%	05/20/75	252,457
2,000,000	Transcanada Trust (d)	5.50%	09/15/79	1,682,500
2,650,000	Transcanada Trust (d)	5.60%	03/07/82	2,270,361
				4,205,318
	Food Products – 1.7%
1,200,000	Dairy Farmers of America, Inc. (g)	7.13%	(a)	1,117,501
1,400,000	Land O’Lakes Capital Trust I (g)	7.45%	03/15/28	1,394,827
6,146,000	Land O’Lakes, Inc. (b)	7.00%	(a)	5,699,616
2,220,000	Land O’Lakes, Inc. (b)	7.25%	(a)	2,075,822
400,000	Land O’Lakes, Inc. (e)	7.25%	(a)	374,022
535,000	Land O’Lakes, Inc. (b)	8.00%	(a)	531,103
				11,192,891
	Insurance – 13.6%
3,500,000	Allianz SE (b) (d)	3.50%	(a)	2,772,341

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2022
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$2,000,000	Asahi Mutual Life Insurance Co. (d) (e)	6.50%	(a)	$1,951,800
3,858,000	Assurant, Inc. (d)	7.00%	03/27/48	3,678,102
2,300,000	Assured Guaranty Municipal Holdings, Inc. (b) (d)	6.40%	12/15/66	2,093,000
1,700,000	Assured Guaranty Municipal Holdings, Inc. (d) (e)	6.40%	12/15/66	1,556,299
5,170,000	AXIS Specialty Finance LLC (d)	4.90%	01/15/40	4,200,263
7,000,000	CNP Assurances (d) (e)	4.88%	(a)	4,679,598
1,332,000	Enstar Finance LLC (d)	5.75%	09/01/40	1,186,488
12,538,000	Enstar Finance LLC (d)	5.50%	01/15/42	9,871,168
10,245,000	Global Atlantic Fin Co. (b) (d)	4.70%	10/15/51	7,575,309
4,300,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (b) (f)	5.03%	02/12/47	3,568,955
2,464,000	Kuvare US Holdings, Inc. (b) (d)	7.00%	02/17/51	2,482,480
1,000,000	La Mondiale SAM (d) (e)	5.88%	01/26/47	896,060
6,850,000	Lancashire Holdings Ltd. (d) (e)	5.63%	09/18/41	5,110,100
7,300,000	Liberty Mutual Group, Inc. (b) (d)	4.13%	12/15/51	5,538,182
2,501,000	Markel Corp. (d)	6.00%	(a)	2,397,698
2,900,000	MetLife, Inc. (b)	9.25%	04/08/38	3,328,386
3,500,000	Principal Financial Group, Inc., 3 Mo. LIBOR + 3.04% (f)	5.95%	05/15/55	3,381,875
7,247,000	Progressive (The) Corp., Series B (d)	5.38%	(a)	6,742,102
10,415,000	Prudential Financial, Inc. (d)	6.00%	09/01/52	9,506,868
2,200,000	QBE Insurance Group Ltd. (b) (d)	5.88%	(a)	2,008,723
2,850,000	QBE Insurance Group Ltd. (d) (e)	6.75%	12/02/44	2,748,098
300,000	QBE Insurance Group Ltd. (d) (e)	5.88%	06/17/46	271,521
999,000	Reinsurance Group of America, Inc., 3 Mo. LIBOR + 2.67% (f)	5.96%	12/15/65	844,155
				88,389,571
	Mortgage Real Estate Investment Trusts – 0.9%
2,830,000	Scentre Group Trust 2 (b) (d)	4.75%	09/24/80	2,396,359
4,220,000	Scentre Group Trust 2 (b) (d)	5.13%	09/24/80	3,230,198
				5,626,557
	Multi-Utilities – 3.5%
6,927,000	Algonquin Power & Utilities Corp. (d)	4.75%	01/18/82	5,543,782
6,878,000	CenterPoint Energy, Inc., Series A (d)	6.13%	(a)	6,463,448
948,000	CMS Energy Corp. (d)	3.75%	12/01/50	687,300
180,000	Dominion Energy, Inc., Series B (d)	4.65%	(a)	156,663
2,406,000	NiSource, Inc. (d)	5.65%	(a)	2,225,550
2,381,000	Sempra Energy (d)	4.88%	(a)	2,166,889
6,973,000	Sempra Energy (d)	4.13%	04/01/52	5,260,178
				22,503,810
	Oil, Gas & Consumable Fuels – 8.4%
7,710,000	Buckeye Partners L.P. (d)	6.38%	01/22/78	6,216,072
7,006,000	DCP Midstream Operating L.P. (b) (d)	5.85%	05/21/43	6,788,338
1,026,000	Enbridge, Inc. (d)	6.25%	03/01/78	907,663
8,000,000	Enbridge, Inc. (d)	7.63%	01/15/83	7,660,690
7,398,000	Enbridge, Inc., Series 16-A (d)	6.00%	01/15/77	6,664,852
4,475,000	Enbridge, Inc., Series 20-A (d)	5.75%	07/15/80	3,965,342
1,395,000	Energy Transfer L.P., 3 Mo. LIBOR + 3.02% (f)	5.80%	11/01/66	1,041,228
1,878,000	Energy Transfer L.P., Series A (d)	6.25%	(a)	1,565,846
100,000	Energy Transfer L.P., Series B (d)	6.63%	(a)	72,000
8,372,000	Energy Transfer L.P., Series F (d)	6.75%	(a)	7,188,864
6,603,000	Energy Transfer L.P., Series G (d)	7.13%	(a)	5,492,838
728,000	Energy Transfer L.P., Series H (d)	6.50%	(a)	627,900
4,715,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (f)	5.86%	06/01/67	3,946,247
See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2022
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Oil, Gas & Consumable Fuels (Continued)
$2,771,000	Enterprise Products Operating LLC, Series D, 3 Mo. LIBOR + 2.99% (f)	5.91%	08/16/77	$2,443,135
				54,581,015
	Trading Companies & Distributors – 1.9%
9,900,000	AerCap Holdings N.V. (d)	5.88%	10/10/79	8,921,484
1,127,000	Air Lease Corp., Series B (d)	4.65%	(a)	942,061
2,940,000	Aircastle Ltd. (b) (d)	5.25%	(a)	2,213,375
				12,076,920
	Transportation Infrastructure – 0.4%
2,722,000	AerCap Global Aviation Trust (b) (d)	6.50%	06/15/45	2,489,950
	Total Capital Preferred Securities			584,358,290
	(Cost $658,153,220)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 1.7%
	Insurance – 1.7%
11,900,342	Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. (b) (h)	7.63%	10/15/25	11,229,979
	(Cost $12,479,928)
CORPORATE BONDS AND NOTES – 0.3%
	Insurance – 0.3%
2,168,000	AmTrust Financial Services, Inc.	6.13%	08/15/23	2,113,676
	(Cost $2,181,882)

Total Investments – 94.2%	611,280,590
(Cost $689,365,894)
Net Other Assets and Liabilities – 5.8%	37,755,228
Net Assets – 100.0%	$649,035,818

(a)	Perpetual maturity.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2022, securities noted as such amounted to $177,185,662 or 27.3% of net assets.
(c)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2022, securities noted as such amounted to $172,049,720 or 26.5% of net assets. Of these securities, 1.9% originated in emerging markets, and 98.1% originated in foreign markets.
(d)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Floating or variable rate security.
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(h)	These notes are Senior Payment-in-kind (“PIK”) Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue on the notes at a rate of 7.63% per annum (“Cash Interest Rate”) and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year ended October 31, 2022, this security paid all of its interest in cash.

See Notes to Financial Statements

First Trust Institutional Preferred Securities and Income ETF (FPEI)
Portfolio of Investments (Continued)
October 31, 2022
LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$1,000 Par Preferred Securities*	$ 13,578,645	$ 13,578,645	$ —	$ —
Capital Preferred Securities*	584,358,290	—	584,358,290	—
Foreign Corporate Bonds and Notes*	11,229,979	—	11,229,979	—
Corporate Bonds and Notes*	2,113,676	—	2,113,676	—
Total Investments	$ 611,280,590	$ 13,578,645	$ 597,701,945	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2022
	First Trust Preferred Securities and Income ETF (FPE)	First Trust Institutional Preferred Securities and Income ETF (FPEI)
ASSETS:
Investments, at value	$ 5,946,251,105	$ 611,280,590
Cash	8,319,415	31,403,654
Receivables:
Interest	61,723,715	8,863,980
Investment securities sold	22,004,813	537,294
Dividends	3,252,226	—
Interest reclaims	2,240,345	272,797
Dividend reclaims	172,625	—
Miscellaneous	72,180	27,720
Fund shares sold	—	6,920,210
Total Assets	6,044,036,424	659,306,245
LIABILITIES:
Payables:
Investment securities purchased	12,947,138	9,820,848
Investment advisory fees	4,393,653	449,579
Total Liabilities	17,340,791	10,270,427
NET ASSETS	$6,026,695,633	$649,035,818
NET ASSETS consist of:
Paid-in capital	$ 7,254,646,672	$ 733,398,041
Par value	3,631,550	376,000
Accumulated distributable earnings (loss)	(1,231,582,589)	(84,738,223)
NET ASSETS	$6,026,695,633	$649,035,818
NET ASSET VALUE, per share	$16.60	$17.26
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	363,155,000	37,600,002
Investments, at cost	$6,989,719,367	$689,365,894

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2022
	First Trust Preferred Securities and Income ETF (FPE)	First Trust Institutional Preferred Securities and Income ETF (FPEI)
INVESTMENT INCOME:
Interest	$ 301,367,196	$ 32,039,723
Dividends	112,895,943	830,022
Foreign withholding tax	(159,638)	822
Other	—	13
Total investment income	414,103,501	32,870,580
EXPENSES:
Investment advisory fees	60,708,917	4,869,787
Total expenses	60,708,917	4,869,787
NET INVESTMENT INCOME (LOSS)	353,394,584	28,000,793
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(112,639,122)	(5,614,594)
In-kind redemptions	(2,311,328)	—
Foreign currency transactions	22	—
Net realized gain (loss)	(114,950,428)	(5,614,594)
Net change in unrealized appreciation (depreciation) on investments	(1,384,334,348)	(96,752,605)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,499,284,776)	(102,367,199)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,145,890,192)	$(74,366,406)
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Preferred Securities and Income ETF (FPE)		First Trust Institutional Preferred Securities and Income ETF (FPEI)
	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2022	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ 353,394,584	$ 299,216,791	$ 28,000,793	$ 16,636,653
Net realized gain (loss)	(114,950,428)	57,939,076	(5,614,594)	2,321,122
Net change in unrealized appreciation (depreciation)	(1,384,334,348)	290,784,331	(96,752,605)	14,036,111
Net increase (decrease) in net assets resulting from operations	(1,145,890,192)	647,940,198	(74,366,406)	32,993,886
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(343,498,173)	(286,189,376)	(26,784,009)	(15,669,405)
Return of capital	(13,679,185)	(12,681,882)	(1,398,898)	(847,307)
Total distributions to shareholders	(357,177,358)	(298,871,258)	(28,182,907)	(16,516,712)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	718,008,516	1,987,661,883	317,318,641	191,421,574
Cost of shares redeemed	(886,491,469)	(60,917,203)	(58,151,167)	—
Net increase (decrease) in net assets resulting from shareholder transactions	(168,482,953)	1,926,744,680	259,167,474	191,421,574
Total increase (decrease) in net assets	(1,671,550,503)	2,275,813,620	156,618,161	207,898,748
NET ASSETS:
Beginning of period	7,698,246,136	5,422,432,516	492,417,657	284,518,909
End of period	$6,026,695,633	$7,698,246,136	$649,035,818	$492,417,657
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	376,405,000	281,905,000	24,000,002	14,700,002
Shares sold	36,550,000	97,550,000	16,700,000	9,300,000
Shares redeemed	(49,800,000)	(3,050,000)	(3,100,000)	—
Shares outstanding, end of period	363,155,000	376,405,000	37,600,002	24,000,002

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Preferred Securities and Income ETF (FPE)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 20.45	$ 19.23	$ 19.89	$ 18.76	$ 20.13
Income from investment operations:
Net investment income (loss)	0.92	0.90	1.00	1.08	1.08
Net realized and unrealized gain (loss)	(3.84)	1.24	(0.66)	1.14	(1.37)
Total from investment operations	(2.92)	2.14	0.34	2.22	(0.29)
Distributions paid to shareholders from:
Net investment income	(0.89)	(0.88)	(0.94)	(1.07)	(1.08)
Return of capital	(0.04)	(0.04)	(0.06)	(0.02)	(0.00) (a)
Total distributions	(0.93)	(0.92)	(1.00)	(1.09)	(1.08)
Net asset value, end of period	$16.60	$20.45	$19.23	$19.89	$18.76
Total return (b)	(14.65)%	11.26%	1.94%	12.25%	(1.47)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 6,026,696	$ 7,698,246	$ 5,422,433	$ 4,678,519	$ 3,374,372
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	4.95%	4.54%	5.24%	5.69%	5.56%
Portfolio turnover rate (c)	35%	27%	43%	28%	24%

(a)	Amount is less than $0.01.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Institutional Preferred Securities and Income ETF (FPEI)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 20.52	$ 19.36	$ 19.85	$ 18.75	$ 20.26
Income from investment operations:
Net investment income (loss)	0.88	0.90	1.01	1.01	0.99
Net realized and unrealized gain (loss)	(3.22)	1.19	(0.50)	1.12	(1.47)
Total from investment operations	(2.34)	2.09	0.51	2.13	(0.48)
Distributions paid to shareholders from:
Net investment income	(0.87)	(0.88)	(0.97)	(1.00)	(1.03)
Return of capital	(0.05)	(0.05)	(0.03)	(0.03)	—
Total distributions	(0.92)	(0.93)	(1.00)	(1.03)	(1.03)
Net asset value, end of period	$17.26	$20.52	$19.36	$19.85	$18.75
Total return (a)	(11.68)%	10.91%	2.76%	11.75%	(2.42)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 649,036	$ 492,418	$ 284,519	$ 235,178	$ 93,757
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	4.89%	4.60%	5.22%	5.39%	5.36%
Portfolio turnover rate (b)	31%	22%	48%	28%	25%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2022
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on NYSE Arca, Inc.
First Trust Preferred Securities and Income ETF – (ticker “FPE”)
First Trust Institutional Preferred Securities and Income ETF – (ticker “FPEI”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek total return and to provide current income.
Under normal market conditions, FPE seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as “junk” bonds) and convertible securities.
Under normal market conditions, FPEI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and non-U.S. corporate bonds and convertible securities.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Preferred stocks, real estate investment trusts (“REITs”), exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
Bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur;
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
9)	other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2022, is included with each Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on each Fund or its investments.
C. Restricted Securities
The Funds invest in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2022, the Funds held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Funds do not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Par Amount	Current Price	Carrying Cost	Value	% of Net Assets
FPE
Dairy Farmers of America, Inc., 7.13%	09/15/16-12/10/21	$10,700,000	$93.13	$10,903,500	$9,964,383	0.17%
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17-03/12/18	13,700,000	101.68	13,718,771	13,929,920	0.23
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	03/20/15-07/23/21	25,362,000	99.63	27,279,432	25,268,287	0.42
				$51,901,703	$49,162,590	0.82%
FPEI
Dairy Farmers of America, Inc., 7.13%	01/21/21-12/08/21	$1,200,000	$93.13	$1,222,750	$1,117,501	0.17%
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	05/04/18-07/21/21	1,400,000	99.63	1,534,736	1,394,827	0.21
				$2,757,486	$2,512,328	0.38%
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Preferred Securities and Income ETF	$ 343,498,173	$ —	$ 13,679,185
First Trust Institutional Preferred Securities and Income ETF	26,784,009	—	1,398,898
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Preferred Securities and Income ETF	$ 286,189,376	$ —	$ 12,681,882
First Trust Institutional Preferred Securities and Income ETF	15,669,405	—	847,307
As of October 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Preferred Securities and Income ETF	$ —	$ (214,257,211)	$ (1,017,325,378)
First Trust Institutional Preferred Securities and Income ETF	—	(8,287,742)	(76,450,481)
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of October 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust Preferred Securities and Income ETF	$ 214,257,211
First Trust Institutional Preferred Securities and Income ETF	8,287,742
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2022, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Preferred Securities and Income ETF	$ (6,911,595)	$ 12,408,769	$ (5,497,174)
First Trust Institutional Preferred Securities and Income ETF	(390,200)	386,888	3,312
As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Preferred Securities and Income ETF	$ 6,963,576,483	$ 15,290,845	$ (1,032,616,223)	$ (1,017,325,378)
First Trust Institutional Preferred Securities and Income ETF	687,731,071	1,062,984	(77,513,465)	(76,450,481)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”), a majority-owned affiliate of First Trust, serves as each Fund’s sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of each

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
Fund’s assets and will pay Stonebridge for its services as each Fund’s sub-advisor. First Trust is responsible for each Fund’s expenses, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. Each Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of each Fund less Stonebridge’s share of the Fund’s expenses. The Sub-Advisor’s fee is paid by the Advisor out of the Advisor’s management fee. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns a 51% ownership interest in Stonebridge.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Preferred Securities and Income ETF	$ 2,441,753,882	$ 2,468,501,685
First Trust Institutional Preferred Securities and Income ETF	410,206,421	169,285,828

For the fiscal year ended October 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Preferred Securities and Income ETF	$ 62,800,994	$ 95,561,336
First Trust Institutional Preferred Securities and Income ETF	—	—
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2024.
7. Borrowings
The Trust, on behalf of First Trust Preferred Securities and Income ETF, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, have a $305 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Between March 2, 2022 and October 30, 2022, the commitment amount was $280 million, and prior to March 2, 2022, the commitment amount was $355 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2022.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:
At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Funds. Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee each Fund pays to First Trust, as investment manager, will be discounted as the Fund’s net assets reach certain predefined levels. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to Stonebridge will be reduced to reflect the reduction in the Advisor’s management fee.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Preferred Securities and Income ETF and First Trust Institutional Preferred Securities and Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2022, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust Preferred Securities and Income ETF	30.67%
First Trust Institutional Preferred Securities and Income ETF	28.63%
For the taxable year ended October 31, 2022, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Preferred Securities and Income ETF	63.30%
First Trust Institutional Preferred Securities and Income ETF	67.43%
A portion of the ordinary dividends (including short-term capital gains) that FPE paid to shareholders during the taxable year ended October 31, 2022, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”) on behalf of the following two series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Preferred Securities and Income ETF (FPE)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements.  With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments.  In addition to the written materials provided by the Sub-Advisor, at the June 12–13, 2022 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments.  In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the unitary fee rate for each Fund was above the median total (net) expense ratio of the peer funds in its Expense Group.  With respect to the Expense Groups, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2021 to the performance of the funds in its Performance Universe and to that of a blended benchmark index.  Based on the information provided,

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
the Board noted that FPE outperformed its Performance Universe median for the one-, three- and five-year periods ended December 31, 2021, and that FPEI outperformed its Performance Universe median for the one- and three-year periods ended December 31, 2021.  The Board also noted that FPE outperformed its blended benchmark index for the one-year period ended December 31, 2021 and underperformed its blended benchmark index for the three- and five-year periods ended December 31, 2021, and that FPEI outperformed its blended benchmark index for the one-year period ended December 31, 2021 and underperformed its blended benchmark index for the three-year period ended December 31, 2021.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest.  The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP.  The Board considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s expenses in providing sub-advisory services to each Fund and noted the Sub-Advisor’s hiring of additional personnel and the Sub-Advisor’s statement that it would add resources as needed if it experiences enough asset growth.  The Board did not review the profitability of the Sub-Advisor with respect to each Fund.  The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Funds, including potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor.  The Board noted the Sub-Advisor’s statements that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms’ research reports and analysts, but that the Sub-Advisor does not utilize soft-dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Board Considerations Regarding Approval of Amendments to the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the amendment (as applicable to a specific Fund, the “Advisory Agreement Amendment” and collectively, the “Advisory Agreement Amendments”) of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the amendment (as applicable to a specific Fund, the “Sub-Advisory Agreement Amendment” and collectively, the “Sub-Advisory Agreement Amendments” and together with the Advisory Agreement Amendments, the “Amendments”) of the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Stonebridge Advisors LLC (the “Sub-Advisor”) on behalf of the following two series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Preferred Securities and Income ETF (FPE)

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
First Trust Institutional Preferred Securities and Income ETF (FPEI)
The Board approved the applicable Amendments for each Fund at a meeting held on October 24, 2022.  As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendments at meetings held on April 18, 2022, June 12–13, 2022 and September 18–19, 2022.  Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendments, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.
In reviewing the Advisory Agreement Amendment for each Fund, the Board considered that the purpose of the Advisory Agreement Amendments is to modify the unitary fee rate for each Fund under the applicable Advisory Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by each Fund to the Advisor will be reduced as assets of such Fund meet certain thresholds.  In reviewing the Sub-Advisory Agreement Amendment for each Fund, the Board considered that the purpose of the Sub-Advisory Agreement Amendments is to modify the sub-advisory fee rate for each Fund under the applicable Sub-Advisory Agreement to reflect the modification of the unitary fee rate schedule under the applicable Advisory Agreement Amendment.  The Board noted the Advisor’s representations that the quality and quantity of the services provided to each Fund by the Advisor under the applicable Advisory Agreement and by the Sub-Advisor under the applicable Sub-Advisory Agreement will not be reduced or modified as a result of the applicable Advisory Agreement Amendment and the applicable Sub-Advisory Agreement Amendment, and that the obligations of the Advisor under each Advisory Agreement and the obligations of the Sub-Advisor under each Sub-Advisory Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board noted that in connection with such approval it had determined for each Fund, based upon the information provided, that the terms of the applicable Agreements were fair and reasonable and that the continuation of the applicable Agreements was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendments are fair and reasonable and that the Amendments are in the best interests of each Fund.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the  it manages (the “Funds”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $3,842,012. This figure is comprised of $147,843 paid (or to be paid) in fixed compensation and $3,694,169 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $1,973,004 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,869,008 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	223	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	223	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	223	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	223	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	223	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	223	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Preferred Securities and Income ETF (FPE)
October 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust Managed Municipal ETF (FMB)

Annual Report
For the Year Ended
October 31, 2022

First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Managed Municipal ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Managed Municipal ETF (FMB)
Annual Letter from the Chairman and CEO
October 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Managed Municipal ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2022.
As I’m writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the November mid-term election. For the most part, except for a few seats in Congress, the election is behind us. We learned there would be no “red wave” (Republicans gaining a strong majority in Congress) but likely gridlock ahead. Gridlock has been good for stock market investors in the past few decades, particularly when there’s been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief Economist at First Trust.
The Federal Reserve (the “Fed”) has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to 4.00%. The Fed’s actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index (“CPI”) is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31, 2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!
Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500® Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500® Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October 2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa. As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Managed Municipal ETF (FMB)
The First Trust Managed Municipal ETF’s (the “Fund”) primary investment objective is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. The Fund lists and principally trades its shares on The Nasdaq Stock Market, LLC under the ticker symbol “FMB.” Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/22	5 Years Ended 10/31/22	Inception (5/13/14) to 10/31/22	5 Years Ended 10/31/22	Inception (5/13/14) to 10/31/22
Fund Performance
NAV	-12.47%	0.44%	2.16%	2.21%	19.82%
Market Price	-12.61%	0.39%	2.14%	1.98%	19.67%
Index Performance
Bloomberg Revenue 10 Year (8-12) Index	-10.46%	0.72%	1.96%	3.66%	17.84%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)
Sector Allocation	% of Total Investments (including cash)
Hospital	14.1%
Insured	8.8
Government Obligation Bond - Unlimited Tax	7.8
Gas	6.1
Dedicated Tax	6.0
Certificates of Participation	5.3
Airport	4.9
Education	4.4
Utility	4.4
Continuing Care Retirement Communities	4.3
Special Assessment	4.1
Water & Sewer	3.9
Higher Education	3.5
Pre-refunded/Escrowed-to-maturity	3.5
Industrial Development Bond	3.4
Government Obligation Bond - Limited Tax	3.3
Toll Road	2.4
Tobacco	1.8
Mass Transit	1.4
Student Housing	0.8
Tax Increment	0.8
Housing	0.8
Local Housing	0.4
Hotel	0.3
Port	0.1
Other Health	0.1
Pool	0.1
Stadium	0.0*
Cash	3.2
Total	100.0%

*	Amount is less than 0.1%.

Credit Quality(1)	% of Total Investments (including cash)
AAA	5.0%
AA	34.5
A	31.6
BBB	11.4
BB	2.8
B	1.2
Not Rated	10.2
Short Rated only	0.1
Cash	3.2
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	96.0%
Net Other Assets and Liabilities**	4.0
Total	100.0%

**	Includes variation margin on futures contracts.

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Managed Municipal ETF (FMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance. Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Managed Municipal ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
Tom Byron, Senior Vice President, Portfolio Manager
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Johnathan N. Wilhelm has served as part of the portfolio management team of the Fund since 2014. Tom Byron has served as a portfolio manager of the Funds since March 2022. Effective June 30, 2022, Tom Futrell retired as a senior portfolio manager of the Fund.
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s primary investment objective is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund invests at least 65% of its net assets in securities that are investment grade rated at the time of purchase or that are unrated but deemed by the Fund’s advisor to be of comparable quality. This commentary discusses the 12-month market performance and the Fund’s performance ended October 31, 2022.
Market Recap
For the 12-month period ended October 31, 2022, municipal bonds generated a total return of -11.98% as measured by the Bloomberg Municipal Bond Index. During the same period, the Bloomberg Revenue 10 Year (8-12 years) Index and Bloomberg High Yield 10-Year (8-12 years) Index produced returns of -10.46% and -11.69%, respectively. By comparison, the Bloomberg U.S. Treasury Index generated a -14.09% return during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	Over the past year, U.S. Treasury rates increased all along the yield curve and municipal interest rates followed U.S. Treasury yields higher. During the 12-month period ended October 31, 2022, 10-Year and 30-Year U.S. Treasury yields increased by approximately 250 basis points (“bps”) and 224 bps, respectively, to 4.05% and 4.17%, respectively.
•	Large industry-wide mutual fund and ETF outflows resulted in funds selling municipal bonds to meet redemptions which put additional pressure on municipal bond prices. For the 12-month period ended October 31, 2022, municipal fund outflows totaled approximately $115.6 billion.
•	According to data from Municipal Market Analytics, Inc., the number of municipal bond defaults was lower year-to-date compared to a year ago while the par value of defaulted bonds rose modestly. Through October 26, 2022, the number and par value of municipal bond defaults totaled 42 and $3.14 billion, respectively, compared with 61 defaults and $2.80 billion for the same period a year ago.
•	New issue municipal bond supply has been lower year-to-date compared to year ago figures. Through October 31, 2022, year-to-date issuance was $333.9 billion, down approximately 17% compared to the same period a year ago.
•	As a result of these factors, municipal bond yields rose, credit spreads widened and municipal bond prices declined.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period October 31, 2022, was -12.47% and -12.61%, respectively, versus the Bloomberg Revenue 10 Year (8-12) Index (the “Benchmark”) return of -10.46% during the same time period. As of October 31, 2022, the Fund’s market price of $48.30 represented a discount of 0.12% to its NAV of $48.36. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The Fund’s monthly distribution of $0.116 on October 31, 2022, represented a tax-exempt annualized distribution rate of 2.88% based on the Fund’s closing market price of $48.30. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions.

Portfolio Commentary (Continued)
First Trust Managed Municipal ETF (FMB)
Annual Report
October 31, 2022 (Unaudited)
From a portfolio construction perspective, the Fund maintains an underweight position in the highest quality issuers (“AA” and “AAA” rated) versus its Benchmark and is overweight the Benchmark in terms of “A,” “BBB,” as well as below investment grade and non-rated bonds. The Fund may allocate up to 35% of its net assets to credits that are either rated below investment grade or are non-rated and deemed to be of comparable quality at the time of purchase. The Fund’s underweight investments in “AA” rated, an overweight in “A,” “BBB” and non-rated high yield municipal securities were significant negative detractors to Fund performance for the period.
The Fund’s modified duration on October 31, 2022, was approximately 6.13 years compared to the modified duration of its Benchmark index of 5.44 years. The Fund’s effective duration on October 31, 2022, was approximately 6.43 years versus the Benchmark index of 5.63 years. The Fund’s underweight exposure to municipal securities with effective durations between 1 to 5 years, and overweight exposure 7 years and longer, were significant negative contributors to the Fund’s performance over the 12-month period ended October 31, 2022. The Fund’s overweight allocation to municipal securities with effective durations of 0 to 1 year was a positive contributor to Fund performance over the same period. The Fund’s overweight to municipal securities maturing 18 years and longer also was a significant negative contributor to performance over the past 12-month period. The Fund’s use of Treasury future hedges was a positive contributor to Fund performance during the 12-month period ending October 31, 2022.
Sectors within the municipal market that were the primary detractors from Fund performance over the period included Health Care, Transportation, Utilities, Special Tax, and Education. During the same period, no sectors were positive contributors to the Fund’s performance.
Market Outlook
According to Fed Funds Futures (Bloomberg WIRP function), as of October 18, 2022, approximately 7 to 8 25-basis point interest rate hikes are expected from November 2, 2022, through March 22, 2023. During the remainder of 2022 and first quarter of 2023, we expect longer U.S. Treasury rates to become range-bound. For example, regarding the 10-Year U.S. Treasury, we expect the bond to trade within a range of 3.75%-4.25% and would not be surprised if the yield curve inverts more significantly whereby 2-Year yields are significantly higher than 10-Year yields. We expect the Federal Reserve (the “Fed”) to raise interest rates by 75 bps at their November 2022 meeting, and another 50 bps at their December 2022 meeting, plus additional 25-50 bps of interest rate hikes in early 2023. If these interest rate increases occur, the Federal Funds target rate will end the year at approximately 4.25%-4.50%. Thus, we expect short term U.S. Treasury rates to be significantly higher than 10-Year Treasury rates by year-end. During 2023, given our expectation for slower U.S. economic growth and declining inflation, we would expect U.S. Treasury rates in the longer portion of the yield curve to decline.
Regarding municipal bonds, rates have also increased dramatically during the first ten months of 2022. As of October 31, 2022, AAA 5-Year, 10-Year, and 30-Year municipal rates have increased by approximately 264 bps, 235 bps, and 262 bps, respectively, to 3.24%, 3.39% and 4.12%, respectively. During the remainder of 2022, we believe municipal rates will become range-bound or even rally if two key events occur: (1) U.S. Treasury rates do in fact stabilize within a reasonably tight range; and (2) mutual fund/ETF outflows moderate. We believe that municipal rates and taxable equivalent yields are now attractive for high wage earners. If we see rates stabilize, we believe retail investors will begin purchasing municipal bonds more aggressively and fund outflows will moderate. For the fourth quarter of 2022 and first half of 2023, we do expect the municipal market to produce positive total returns, as we expect interest rates to become broadly stable or range-bound, and the additional coupon income generated from higher interest rates and coupon payments to offset any relatively small declines in municipal bond prices. We especially like “A” rated municipal bonds in certain sectors which have seen distinct credit spread widening, including hospitals, airports, and gas bonds.
Credit quality remains healthy in the municipal bond market. Defaults and credit rating downgrades remain favorable. Therefore, credits spreads widening or narrowing should be primarily driven by the direction of U.S. Treasury rates and municipal mutual fund/ETF fund flows. However, given an expected slowdown in the U.S. economy, we will focus on municipal credits with leading market positions, growing utilization statistics, and healthy balance sheets. Within the high yield municipal universe, we will focus on higher credit quality securities and reduce exposure to lower rated high yield borrowers.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust Managed Municipal ETF (FMB)
Understanding Your Fund Expenses
October 31, 2022 (Unaudited)
As a shareholder of the First Trust Managed Municipal ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Managed Municipal ETF (FMB)
Actual	$1,000.00	$952.50	0.50%	$2.46
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 96.0%
	Alabama – 3.8%
$225,000	AL Cmnty Clg Sys Brd of Trustees Rev Bishop St Cmnty Clg, BAM	4.00%	01/01/35	$220,552
500,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/25	513,313
2,380,000	AL St Port Auth Docks Facs Rev Ref Docks Facs Rev, Ser A, AGM, AMT	5.00%	10/01/29	2,475,114
940,000	Birmingham AL Wtrwks Brd Wtr Rev Ref Sr, Ser A (Pre-refunded maturity 01/01/27)	4.00%	01/01/34	963,061
7,070,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1 (Mandatory put 10/01/26)	4.00%	10/01/49	6,792,773
7,695,000	Black Belt Energy Gas Dist AL Gas Proj Rev Gas Proj Rev Bonds, Proj No. 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	7,409,983
1,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev Gas Proj, Ser E	5.00%	06/01/26	1,014,918
4,600,000	Columbia AL Indl Dev Brd Poll Control Rev Var Ref AL Pwr Co Proj, Ser B (a)	1.72%	12/01/37	4,600,000
5,000,000	Columbia AL Indl Dev Brd Pollcontrol Rev Var Ref AL Pwr Co Proj, Ser A (a)	1.72%	12/01/37	5,000,000
6,500,000	Eutaw AL Indl Dev Brd Poll Control Rev Adj Ref Ala Pwr Co Pj (a)	1.72%	06/01/28	6,500,000
415,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/35	435,867
310,000	Gulf Shores AL Ref Warrants, Ser A	5.00%	12/15/38	322,186
400,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/33	372,316
950,000	Homewood AL Eductnl Bldg Auth Rev Ref Samford Univ Proj, Ser A	4.00%	12/01/34	871,422
450,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/36	451,579
930,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/29	947,817
695,000	Leeds AL Pub Eductnl Bldg Auth Eductnl Facs Rev Ref Edu, AGM	4.00%	04/01/30	708,139
1,445,000	Lower AL Gas Dist Gas Proj Rev, Ser A	5.00%	09/01/31	1,455,231
1,000,000	Midcity Impt Dist AL Spl Assmnt Rev	4.50%	11/01/42	747,914
375,000	Mobile AL Impt Dist Sales Tax Rev McGowin Park Proj, Ser A	5.00%	08/01/25	364,674
500,000	Mobile Cnty AL Impt Warrants (Pre-refunded maturity 08/01/25)	5.00%	08/01/30	522,815
1,105,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/30	696,150
1,565,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/31	939,000
1,605,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/32	930,900
1,395,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/33	781,200
1,765,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/34	970,750
1,840,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	4.00%	11/01/35	1,012,001
110,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #1, Ser A (Mandatory put 04/01/24)	4.00%	04/01/49	108,502
3,000,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A (Mandatory put 06/01/24)	4.00%	06/01/49	2,959,437
6,050,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A (Mandatory put 10/01/28)	4.00%	11/01/51	5,650,639
2,000,000	SE Energy Auth AL Cmdy Sply Rev Proj #4, Ser B-1 (Mandatory put 08/01/28)	5.00%	05/01/53	1,970,044
1,500,000	Southeast Energy Auth AL Cmdy Sply Rev Var Proj No 3 (Mandatory put 12/01/29) (b)	5.50%	01/01/53	1,517,086
1,040,000	Troy AL Ref Warrants, BAM	4.00%	07/01/35	954,449
105,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B	5.00%	09/01/34	108,029

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Alabama (Continued)
$5,000,000	UAB Medicine Fin Auth AL Rev Ref UAB Medicine, Ser B2	5.00%	09/01/41	$5,047,571
				66,335,432
	Alaska – 0.2%
1,880,000	AK St Indl Dev & Export Auth Pwr Rev Ref Snettisham Hydroelectric Proj, AMT	4.00%	01/01/28	1,809,318
450,000	Nthrn AK Tobacco Securitization Corp Tobacco Stlmt Rev Ref Sr, Ser A, Class 1	4.00%	06/01/39	390,925
1,500,000	Nthrn AK Tobacco Securitization Corp Tobacco Stlmt Rev Ref Sr, Ser A, Class 1	4.00%	06/01/40	1,291,063
				3,491,306
	Arizona – 2.7%
1,205,000	AZ Brd of Rgts Univ AZ Sys Rev Green Bond, Ser B	5.00%	06/01/28	1,265,187
1,000,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (c)	5.00%	07/01/49	866,518
595,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (c)	4.00%	07/15/30	543,279
925,000	AZ St Indl Dev Auth Edu Rev Cadence Cmps Proj, Ser A (c)	4.00%	07/15/40	729,841
175,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A (c)	5.00%	07/15/39	158,166
500,000	AZ St Indl Dev Auth Edu Rev Macombs Fac Proj Social Bonds, Ser A	4.00%	07/01/41	395,142
375,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (c)	5.00%	07/01/37	358,083
880,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (c)	5.00%	07/01/26	884,350
1,030,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser G (c)	5.00%	07/01/37	983,534
500,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (c)	4.00%	07/15/51	344,530
950,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (c)	4.00%	07/15/56	634,110
800,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (c)	4.00%	12/15/51	572,418
500,000	AZ St Indl Dev Auth Edu Rev, Ser A (c)	4.00%	07/15/30	453,093
415,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	5.00%	11/01/31	430,184
1,005,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	5.00%	11/01/33	1,031,328
465,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	5.00%	11/01/37	472,063
595,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/38	526,453
750,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/39	657,385
3,800,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/46	3,133,018
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	08/01/27	1,058,927
1,985,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	11/01/27	2,106,258
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	05/01/28	1,066,618
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	08/01/28	1,069,078
4,000,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Sun Hlth Svcs, Ser A	5.00%	11/15/42	3,855,381
1,350,000	Maricopa Cnty AZ Elem Sch Dist #25 Liberty, Ser A, AGM	5.00%	07/01/32	1,461,156
200,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Greathearts AZ Projs, Ser C	5.00%	07/01/25	204,452
830,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/30	796,323
435,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/31	412,403
450,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/32	422,449
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$700,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/33	$650,132
985,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/34	905,417
1,025,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Schs Proj	4.00%	07/01/35	932,078
750,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Greathearts AZ Projs, Ser A	5.00%	07/01/37	758,767
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty Learning Ctr Proj	5.00%	07/01/35	466,632
500,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Sch Proj	4.00%	07/01/34	459,602
1,100,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (c)	5.00%	07/01/39	1,018,894
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (c)	5.00%	07/01/49	874,898
400,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (c)	4.00%	07/01/26	385,700
1,475,000	Maricopa Cnty AZ Spl Hlthcare Dist Aka Maricopa Integrated Hlth Sys, Ser C	5.00%	07/01/27	1,573,878
300,000	Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Trad Schs Projs, Ser A (c)	4.00%	07/01/26	286,883
3,655,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (c)	5.00%	07/01/35	3,551,236
5,000,000	Phoenix AZ Indl Dev Auth Hotel Rev Sr Falcon Properties LLC Proj, Ser A (c)	4.00%	12/01/41	3,768,594
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/32	292,576
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/33	289,874
300,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/34	287,438
350,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/35	332,324
700,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Downtown Phoenix Stdt Hsg II LLC AZ St Univ Proj, Ser A	5.00%	07/01/44	623,462
200,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Ref Downtown Phoenix Stdt Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/26	201,450
1,000,000	Tempe AZ Indl Dev Auth Rev Ref Friendship Vlg of Tempe Proj, Ser A	4.00%	12/01/38	771,222
1,435,000	Yavapai Cnty AZ Jail Dist Rev, BAM	5.00%	07/01/31	1,545,331
1,030,000	Yavapai Cnty AZ Jail Dist Rev, BAM	4.00%	07/01/32	1,034,568
				47,902,683
	Arkansas – 0.0%
610,000	AR Dev Fin Auth Hlthcare Rev Baptist Hlth	4.00%	12/01/44	510,823
350,000	Univ of Central Arkansas AR Rev, Ser A, AGM	5.00%	11/01/34	362,203
				873,026
	California – 7.6%
4,500,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Green Bond, Ser A-1 (Mandatory put 08/01/28)	4.00%	05/01/53	4,324,253
225,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/31	231,371
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/32	204,647
230,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	5.00%	06/01/33	234,034

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$150,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/34	$138,412
250,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/36	226,457
450,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	5.00%	06/01/32	459,857
1,000,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C (c)	4.50%	07/01/26	1,009,383
460,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (c)	5.00%	07/01/32	461,824
480,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (c)	5.00%	07/01/33	480,708
2,000,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (c)	5.00%	07/01/43	1,903,019
1,325,000	CA Sch Fin Auth Sch Fac Rev Kipp SoCal Pub Schs, Ser A (c)	5.00%	07/01/39	1,274,952
455,000	CA Sch Fin Auth Sch Fac Rev Ref HTH Learning Proj, Ser A (c)	4.00%	07/01/26	439,176
800,000	CA Sch Fin Auth Sch Fac Rev Ref HTH Learning Proj, Ser A (c)	5.00%	07/01/32	767,369
655,000	CA Sch Fin Auth Sch Fac Rev, Ser A (c)	5.00%	07/01/40	596,162
750,000	CA St	5.00%	08/01/32	799,005
225,000	CA St Ent Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	204,917
2,190,000	CA St Ent Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/49	1,810,863
480,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	4.00%	03/01/33	449,910
400,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	412,942
600,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/33	620,441
3,000,000	CA St Infra & Econ Dev Bank Rev Var Brightline W Passenger Rail Proj Remk, Ser A, AMT (Mandatory put 01/26/23) (c)	0.85%	01/01/50	2,972,960
445,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (d)	5.38%	07/01/34	437,967
500,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj (c)	4.00%	07/01/26	479,545
1,515,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/39	1,526,562
1,805,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/49	1,811,032
1,000,000	CA St Muni Fin Auth Ref Palomar Hlth, Ser A, AGM, COPS (b)	5.25%	11/01/35	1,039,093
200,000	CA St Muni Fin Auth Rev Channing House Proj, Ser B	5.00%	05/15/37	209,601
1,000,000	CA St Muni Fin Auth Rev Cmnty Hlth Sys, Ser A	4.00%	02/01/40	851,914
1,000,000	CA St Muni Fin Auth Rev Cmnty Hlth Sys, Ser A	4.00%	02/01/41	845,315
500,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	504,561
1,250,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/33	1,167,707
600,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	556,572
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/35	919,993
1,000,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	912,078
2,130,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/39	1,894,398
3,420,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	3,435,282
680,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	721,305
650,000	CA St Muni Fin Auth Rev Sr Lien Linxs APM Proj, Ser A, AMT	5.00%	06/30/28	664,413
2,000,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	1,857,433
200,000	CA St Muni Fin Auth Sr Living Rev Ref Mt San Antonio Gardens Proj	4.00%	11/15/27	191,532
1,000,000	CA St Muni Fin Auth Stdt Hsg Rev Green Bond Orchard Park Stdt Hsg Proj, BAM	4.00%	05/15/40	892,648
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	972,011
3,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs Remk, Ser A, AMT (Mandatory put 11/01/22) (c)	2.25%	08/01/23	2,999,949
5,990,000	CA St Poll Control Fin Auth Wtr Furnishing Rev Plant Bonds, AMT (c)	5.00%	07/01/37	5,621,888
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,000,000	CA St Pub Wks Brd Lease Rev Various Capital Proj, Ser B	4.00%	05/01/37	$949,519
4,015,000	CA St Ref, AGM	5.25%	08/01/32	4,525,413
500,000	CA St Ref, Ser C	5.00%	09/01/32	519,914
2,000,000	CA St Sch Fin Auth Chrt Sch Rev Arts in Action Chrt Schs, Ser A (c)	5.00%	06/01/40	1,833,256
500,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (c)	5.00%	06/01/37	491,534
2,315,000	CA St Stwd Cmntys Dev Auth Transprtn Rev Total Road Impt Prog, Ser B, COPS, AGM	5.00%	12/01/41	2,409,283
1,000,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (c)	5.00%	12/01/30	986,564
450,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (c)	5.00%	12/01/33	430,393
50,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (c)	3.00%	11/01/22	50,000
500,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (c)	5.00%	11/01/32	504,396
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	103,258
195,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	200,592
370,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/30	381,062
300,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/38	317,563
250,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/39	263,693
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev The Link Glendale Social Bonds, Ser A-2 (c)	4.00%	07/01/56	690,525
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Social Bonds, Ser A-2 (c)	4.00%	07/01/56	700,132
2,160,000	Etiwanda CA Sch Dist Cmnty Facs Dist #9 Spl Tax Ref	5.00%	09/01/35	2,223,617
130,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/24	129,566
155,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	4.00%	09/01/25	154,092
165,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/39	142,886
170,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/40	144,687
175,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/41	147,675
250,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/27	246,062
265,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/28	259,677
280,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/29	273,092
535,000	Fontana CA Spl Tax Spl Tax the Meadows	4.00%	09/01/36	478,300
500,000	Foothill-De Anza CA Cmnty Clg Dist Ref, COPS (Pre-refunded maturity 10/01/24)	5.00%	04/01/32	517,013
300,000	Gilroy CA Unif Sch Dist Election 2016	4.00%	08/01/39	272,035
1,360,000	Hawthorne CA Cmnty Redev Agy Successor Agy Tax Allocation Ref Sub, AGM	5.00%	09/01/32	1,408,594
175,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/31	180,508
365,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/32	374,145
125,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist No 09-1, Ser A	5.00%	09/01/34	126,610
2,885,000	Kaweah CA Delta Hlthcare Dist Rev, Ser B	5.00%	06/01/40	2,821,924
825,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Impt Area #1 Mountain House Sch Facs	5.00%	09/01/42	817,287
1,045,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/49	806,045
835,000	Live Oak CA Sch Dist Santa Cruz Cnty Ref	5.00%	08/01/30	882,556
45,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.25%	11/15/23	45,500

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$4,000,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Priv Activity, Ser A, AMT	5.00%	05/15/39	$3,980,086
1,500,000	Los Angeles CA Dept of Arpts Arpt Rev Sr Bonds Green Bond Priv Activity, Ser G, AMT	5.00%	05/15/34	1,535,632
1,500,000	Los Angeles CA Dept of Arpts Arpt Rev Sr Bonds Green Bond Priv Activity, Ser G, AMT	5.50%	05/15/35	1,583,077
400,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	405,444
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	102,507
1,260,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/44	1,106,946
325,000	Menifee CA Union Sch Dist Pub Fing Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/28	333,044
175,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/30	180,484
150,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/31	154,010
145,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/32	148,291
165,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/33	168,094
1,710,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/44	1,662,941
1,450,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/48	1,391,352
1,315,000	Oak Vly CA Hosp Dist Hlth Facs Rev Ref, Ser A	4.00%	11/01/36	1,035,909
110,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax #2018-1 Grantline 208	5.00%	09/01/26	113,719
200,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018-1	4.00%	09/01/50	157,111
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2003-1, Ser A	5.00%	09/01/43	479,876
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	4.00%	09/01/33	457,563
215,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/27	208,877
225,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/28	216,502
500,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	4.00%	08/01/35	493,045
865,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subord, Ser 2019, BAM	5.00%	09/15/34	920,201
625,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subord, Ser 2019, BAM	4.00%	09/15/35	601,273
110,000	Roseville CA Spl Tax	5.00%	09/01/30	113,971
100,000	Roseville CA Spl Tax	5.00%	09/01/31	103,148
350,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/37	309,047
640,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No 1	4.00%	09/01/46	515,415
205,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/32	190,764
225,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/37	198,459
310,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/41	261,596
520,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/46	418,775
710,000	Roseville CA Spl Tax Vlg CFD #1	4.00%	09/01/51	554,730
340,000	S San Francisco CA Pub Facs Fing Auth Lease Rev Police Station Proj, Ser A	4.00%	06/01/33	342,923
400,000	S San Francisco CA Pub Facs Fing Auth Lease Rev Police Station Proj, Ser A	4.00%	06/01/34	400,015
260,000	Sacramento CA Spl Tax	4.00%	09/01/30	247,331
220,000	Sacramento CA Spl Tax	4.00%	09/01/31	206,997
315,000	Sacramento CA Spl Tax	4.00%	09/01/32	293,359
515,000	Sacramento CA Spl Tax	4.00%	09/01/33	473,722
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$615,000	Sacramento CA Spl Tax	4.00%	09/01/35	$553,575
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/35	520,447
645,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/25	674,311
945,000	San Diego Cnty CA Regl Arpt Auth Sr, Ser B, AMT (Pre-refunded maturity 07/01/23)	5.00%	07/01/30	955,665
1,250,000	San Diego Cnty CA Regl Transprtn Commn Sales Tax Rev, Ser A	5.00%	04/01/35	1,311,223
6,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/38	5,955,886
1,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/39	991,734
2,000,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser E, AMT	5.00%	05/01/40	1,972,308
700,000	San Francisco CA City & Cnty Dcnty Dev Spl Tax Dist No Mission Rock Fac & Svcs, Ser A (c)	4.00%	09/01/41	568,346
185,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/29	177,900
145,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/30	137,752
335,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/31	315,200
245,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/32	228,168
300,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/33	276,192
525,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1	4.00%	09/01/42	437,028
1,000,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1, Ser 2021	4.00%	09/01/46	798,539
280,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	288,995
800,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/36	715,950
2,110,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A (b)	5.25%	11/15/40	2,232,638
1,665,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A (b)	5.25%	11/15/41	1,756,032
4,000,000	Sanger CA Fing Auth Wstwtr Rev Ref, AGM (Pre-refunded maturity 06/15/24)	5.00%	06/15/34	4,169,960
150,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/32	151,931
375,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/39	345,369
160,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/35	158,163
255,000	Tahoe Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/36	248,044
100,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	102,410
385,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	4.00%	09/01/23	384,257
1,000,000	Tobacco Securitization Auth Nthrn CA Tobacco Stlmt Rev Ref Sr Bonds Sacramento Co Tobacco Secur Corp Class 1, Ser A	4.00%	06/01/37	884,424
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Asset Securitization Corp Class 1, Ser A	5.00%	06/01/34	1,014,244
1,500,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Tobacco Securitization Corp, Ser A, Class 1	5.00%	06/01/35	1,515,975
650,000	Tulare CA Loc Hlthcare Dist Ref, BAM	4.00%	08/01/35	616,499
865,000	Tustin CA Cmnty Fac Dist Spl Tax Ref #06-1 Legacy Columbus Vlgs, Ser A	5.00%	09/01/35	882,135
300,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/35	293,789
600,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/37	559,759
500,000	Vacaville CA Unif Sch Dist, Ser D	4.00%	08/01/38	459,775

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,050,000	Victor CA Elem Sch Dist Cmnty Facs Dist Spl Tax Ref 2005-1, BAM	5.00%	09/01/46	$1,076,533
				134,141,821
	Colorado – 6.3%
1,125,000	Allison Vly Met Dist #2 CO Ref	4.70%	12/01/47	873,721
1,625,000	Bennett Ranch Met Dist #1 CO, Ser A	5.00%	12/01/41	1,391,888
225,000	Breckenridge CO Ref, Ser B, COPS	5.00%	12/01/32	243,255
1,240,000	Breckenridge CO Ref, Ser B, COPS	4.00%	12/01/39	1,130,279
1,340,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/50	1,059,133
455,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/25	473,754
250,000	Buffalo Ridge CO Met Dist Ref & Impt Sr, Ser A, BAM	5.00%	12/01/26	263,249
750,000	Cascade Ridge Met Dist CO	5.00%	12/01/51	573,205
400,000	CO Eductnl & Cultural Auth Rev Ref W Ridge Acdmy Chrt Sch Proj, Ser A	5.00%	06/01/49	401,688
700,000	CO St Bldg Excellent Schs Today, Ser O, COPS	5.00%	03/15/31	750,527
1,250,000	CO St Bldg Excellent Schs Today, Ser O, COPS	4.00%	03/15/44	1,090,059
1,920,000	CO St Eductnl & Cultural Facs Auth Rev Chrt Sch Loveland Classical Schs Proj (c)	5.00%	07/01/36	1,739,184
540,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (c)	4.00%	12/15/25	531,050
660,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (c)	5.00%	12/15/28	669,111
2,245,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (c)	5.00%	12/15/35	2,250,920
4,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (c)	5.00%	12/15/45	3,857,648
1,020,000	CO St Eductnl & Cultural Facs Auth Rev Univ Denver Proj, Ser A	4.00%	03/01/35	986,386
1,750,000	CO St Hlth Facs Auth Rev Parkview Med Ctr Proj, Ser A	4.00%	09/01/50	1,294,996
3,000,000	CO St Hlth Facs Auth Rev Ref Adventhealth Oblig, Ser A	4.00%	11/15/38	2,752,766
250,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/35	251,900
4,500,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	3,850,437
3,025,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/44	2,888,877
525,000	CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A (Pre-refunded maturity 12/01/22)	5.00%	12/01/33	525,748
300,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/25	298,515
350,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.00%	05/15/26	347,091
3,215,000	CO St Hlth Facs Auth Rev Ref Sanford Hlth, Ser A	5.00%	11/01/30	3,379,662
10,640,000	CO St Hlth Facs Auth Rev Ref Scl Hlth Sys, Ser B	4.00%	01/01/40	9,756,696
625,000	CO St Hlth Facs Auth Rev Sr Living Ralston Creek Arvada Proj, Ser A	5.25%	11/01/32	312,500
325,000	CO St Ref, COPS	4.00%	06/15/37	304,477
2,500,000	CO St, Ser A, COPS	5.00%	12/15/34	2,699,889
1,085,000	CO St, Ser A, COPS	4.00%	12/15/37	1,014,766
495,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/25	513,207
1,200,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.25%	12/01/48	1,257,219
180,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/32	182,735
325,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/33	328,547
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/34	497,491
330,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/35	324,222
500,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/36	485,855
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$5,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/34	$4,997,225
975,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/38	956,063
1,000,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/41	985,180
1,500,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.50%	11/15/42	1,543,700
1,000,000	Denver CO City & Cnty Dedicated Tax Rev, Ser A-1	5.00%	08/01/41	1,031,412
600,000	Denver CO Hlth & Hosp Auth 550 Acoma Inc, COPS	5.00%	12/01/26	618,914
1,790,000	Denver CO Intl Busn Ctr CO Met Dist #1 Subord, Ser B	6.00%	12/01/48	1,659,822
2,000,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (c)	5.00%	12/01/51	1,533,985
525,000	Firestone CO Wtr Enterprise Rev Ref, BAM	4.00%	12/01/37	506,160
600,000	Firestone CO Wtr Enterprise Rev Ref, BAM	4.00%	12/01/39	547,371
375,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	5.00%	12/01/33	403,462
225,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/38	206,795
200,000	Flying Horse CO Met Dist #2 Ref, Ser A, AGM	4.00%	12/01/39	182,197
2,735,000	Hunters Overlook Metro Dist #5 CO Sr Bonds, Ser A	5.00%	12/01/49	2,291,858
1,000,000	Independence Met Dist #3 CO, Ser A	6.25%	12/01/49	844,655
1,000,000	Jefferson Ctr CO Met Dist # 1 Spl Rev, Ser A-2	4.38%	12/01/47	784,112
860,000	Lakes at Centerra Met Dist No 2 CO Impt, Ser A	4.63%	12/01/27	820,039
1,000,000	Lanterns Met Dist #1 CO Sr, Ser A	5.00%	12/01/49	849,065
300,000	Larimer Weld & Boulder Cnty CO Sch Dist #R-2J Thompson	5.00%	12/15/30	325,650
100,000	Lorson Ranch Met Dist #2 CO	4.00%	12/01/24	99,489
170,000	Lorson Ranch Met Dist #2 CO	5.00%	12/01/27	173,330
3,260,000	Mirabelle Met Dist #2 CO Sr, Ser A	5.00%	12/01/39	2,888,364
1,700,000	Nexus N at DIA Met Dist CO	5.00%	12/01/51	1,351,983
2,460,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/24	2,530,981
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/31	153,542
150,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	152,890
155,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/35	157,852
2,000,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/45	2,017,285
1,120,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/34	1,114,967
1,455,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/35	1,439,011
1,040,000	Park Creek CO Met Dist Rev Sr Lien, Ser A, AGM	4.00%	12/01/36	1,018,038
420,000	Park Creek CO Met Dist Rev Sr, Ser A	5.00%	12/01/30	447,235
30,000	Park Creek CO Met Dist Rev Sr, Ser A, NATL-RE	5.00%	12/01/24	30,890
1,150,000	Peak Met Dist #1 CO, Ser A (c)	5.00%	12/01/51	923,333
920,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/40	817,414
1,195,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/50	977,105
1,000,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (c)	4.13%	12/15/27	949,242
700,000	Prairie Ctr Met Dist #7 CO	4.88%	12/15/44	573,341
5,235,000	Rampart Range CO Met Dist #1 Ltd Tax Supported & Spl Rev Ref & Impt, AGM	5.00%	12/01/42	5,408,058
1,000,000	Ridgeline Vista Met Dist CO, Ser A	5.25%	12/01/60	875,956
2,500,000	Riverwalk Metro Dist #2 CO, Ser A	5.00%	12/01/42	2,097,533
2,015,000	S Suburban Park & Recreation Dist CO, COPS	4.00%	12/15/35	1,969,538
1,000,000	Sagebrush Farm Met Dist #1 CO Sr Bonds, Ser A	6.38%	12/01/42	953,748
550,000	Serenity Ridge CO Met Dist #2 Ref, Ser A (Pre-refunded maturity 12/01/23) (d)	5.13%	12/01/37	575,668
1,500,000	Sky Ranch Cmnty Auth Brd CO Sr Bonds, Ser A	5.75%	12/01/52	1,294,171
175,000	Sterling Hills CO W Met Dist Ref	5.00%	12/01/32	180,911

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$1,800,000	Takoda CO Met Dist Ref	6.00%	12/01/36	$1,885,344
825,000	Third Creek Met Dist #1 CO, Ser A-1	4.50%	12/01/37	665,808
825,000	Third Creek Met Dist #1 CO, Ser A-1	4.50%	12/01/42	621,357
1,400,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	1,259,977
500,000	Trails at Crowfoot Met Dist #3 CO Sr Ser, Ser A	5.00%	12/01/39	447,986
1,210,000	Transport Met Dist #3 CO MDD, Ser 2021-A-1	5.00%	12/01/51	892,323
1,500,000	Westerly Met Dist #4 CO Sr, Ser A	5.00%	12/01/50	1,191,673
				110,776,661
	Connecticut – 2.8%
2,000,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/40	1,892,672
1,250,000	CT St Hlth & Eductnl Facs Auth Rev Fairfield Univ, Ser Q-1	5.00%	07/01/46	1,265,714
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	1,014,947
5,130,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser R	4.00%	07/01/42	4,391,676
1,030,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser R	4.00%	07/01/47	849,084
1,000,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/26	1,046,762
2,250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	2,303,497
200,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	4.00%	07/01/33	190,489
500,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	5.00%	07/01/34	512,429
1,000,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	5.00%	07/01/35	1,024,560
1,000,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	4.00%	07/01/36	909,144
4,700,000	CT St Hlth & Eductnl Facs Auth Rev, Ser A	4.00%	07/01/37	4,230,669
300,000	CT St Hsg Fin Auth Hsg Fin Mtge Prog Ref, Subser A-1	3.65%	11/15/32	292,212
5,490,000	CT St Spl Tax Oblig Rev, Ser A	5.00%	05/01/41	5,740,192
1,445,000	CT St, Ser A	5.00%	04/15/29	1,533,943
500,000	CT St, Ser A	4.00%	01/15/36	476,329
5,000,000	CT St, Ser A	4.00%	01/15/37	4,713,455
5,145,000	CT St, Ser A	4.00%	04/15/37	4,843,511
5,695,000	CT St, Ser A	4.00%	01/15/38	5,321,853
560,000	CT St, Ser E	4.00%	10/15/35	534,564
625,000	Hamden CT, BAM	6.00%	08/15/33	689,903
500,000	Harbor Point CT Infra Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (c)	5.00%	04/01/39	465,148
1,500,000	Univ of Connecticut CT, Ser A	5.00%	11/01/36	1,556,616
3,730,000	Univ of Connecticut CT, Ser A	5.00%	02/15/41	3,850,920
				49,650,289
	Delaware – 0.6%
325,000	DE St Hlth Facs Auth Rev Beebe Med Ctr	5.00%	06/01/26	335,045
4,335,000	DE St Hlth Facs Auth Rev Ref Christiana Hlth Care Sys Oblig Grp, Ser A	5.00%	10/01/35	4,501,515
3,000,000	DE St Hlth Facs Auth Rev Ref Christiana Hlth Care Sys Oblig Grp, Ser A	5.00%	10/01/38	3,068,648
2,077,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (c)	5.00%	07/01/28	2,041,896
				9,947,104
	District of Columbia – 0.4%
1,745,000	Dist of Columbia Wtr & Swr Auth Pub Util Rev Green Bond, Ser A	5.00%	10/01/39	1,827,870
3,175,000	Met Washington DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/33	3,220,270
1,000,000	Washington DC Met Area Transit Auth Gross Rev	5.00%	07/01/33	1,050,208
885,000	Washington DC Met Area Transit Auth Gross Rev Ref, Ser A-1	5.00%	07/01/29	943,644
				7,041,992
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida – 6.8%
$380,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	2.88%	05/01/25	$357,720
1,000,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	3.63%	05/01/40	760,157
2,945,000	Alachua Cnty FL Hlth Facs Auth Ref Shands Teaching Hosp & Clinics Inc, Ser B-1	5.00%	12/01/37	2,957,719
545,000	Alachua Cnty FL Hlth Facs CCRC Auth Ref Oak Hammock at The Univ of FL Inc Proj	4.00%	10/01/40	438,140
1,250,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area 1	4.00%	05/01/51	939,285
200,000	Bexley CDD FL Spl Assmnt Rev	4.10%	05/01/26	195,613
185,000	Brookstone CDD FL Spl Assmnt Rev CDD (e)	3.88%	11/01/23	182,911
2,725,000	Broward Cnty FL Arpt Sys Rev, Ser A, AMT	5.00%	10/01/38	2,686,941
1,350,000	Broward Cnty FL Port Facs Rev Ref Subord Bond, Ser D, AMT	5.00%	09/01/27	1,405,439
2,000,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	1,907,730
500,000	Creekview CDD FL Spl Assmnt Rev Phase I Proj	3.88%	05/01/27	471,341
1,000,000	Cross Creek N CDD FL Spl Assmnt	4.50%	05/01/52	819,028
1,000,000	Cypress Ml Cmnty Dev Dist FL Spl Assmt CDD Assmnt Area Two Proj	4.00%	06/15/40	827,109
420,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	2.50%	05/01/26	382,637
1,000,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/51	754,602
1,000,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area Two	4.00%	05/01/52	748,878
180,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	2.50%	05/01/26	163,987
1,250,000	Epperson N CDD FL Capital Impt Rev Assmnt Area Three, Ser A	3.40%	11/01/41	892,421
1,250,000	Fallschase Cmnty Dev Dist FL Spl Assmnt	3.38%	05/01/41	922,749
200,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/26	193,797
155,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/29	145,807
310,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/35	266,109
450,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/45	343,501
750,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/55	536,690
725,000	FL St Govtl Util Auth Rev Ref, AGM	4.00%	10/01/37	659,396
825,000	FL St Govtl Util Auth Rev Ref, AGM	4.00%	10/01/38	742,102
500,000	Fort Pierce FL Utils Auth Ref, Ser A, AGM	5.00%	10/01/35	531,308
210,000	Harmony FL CDD Capital Impt Rev Ref, Ser 2015	4.75%	05/01/25	208,490
365,000	Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien, Ser A-1, AGM	5.00%	05/01/25	376,532
495,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/25	505,312
545,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/27	560,368
2,970,000	Hollywood Beach FL Cmnty Dev Dist Rev CDD Ref Pub Pkg Fac Proj, Ser I	4.00%	10/01/35	2,697,715
125,000	Hollywood FL Cmnty Redev Agy Redev Rev Ref	5.00%	03/01/23	125,615
1,000,000	Jacksonville FL Hlthcare Facs Rev Ref Baptist Hlth	5.00%	08/15/35	1,034,895
3,700,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser A	5.00%	10/01/31	3,871,118
1,000,000	Jacksonville FL Spl Rev Ref Spl Rev, Ser B	5.00%	10/01/28	1,051,085
2,980,000	Jea FL Wtr & Swr Rev Ref, Ser A	4.00%	10/01/39	2,707,053
480,000	Jea FL Wtr & Swr Rev Subord Ref, Ser A	4.00%	10/01/37	445,147
500,000	Jea FL Wtr & Swr Rev Subord Ref, Ser A	4.00%	10/01/38	456,949
500,000	Jea FL Wtr & Swr Rev Subord Ref, Ser A	4.00%	10/01/39	454,100
1,230,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth (Pre-refunded maturity 11/15/24)	5.00%	11/15/33	1,271,172

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$155,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club E Proj, AGM	4.50%	05/01/26	$156,843
460,000	Lee Cnty FL Indl Dev Auth Hlthcr Facs Rev Shell Point Oblig Grp	4.00%	11/15/30	430,145
1,115,000	Lee Cnty FL Indl Dev Auth Hlthcr Facs Rev Shell Point Oblig Grp	4.00%	11/15/31	1,031,640
1,000,000	Lee Cnty FL Indl Dev Auth Shell Point/Waterside Hlth Proj	5.00%	11/15/39	977,557
300,000	Lee Cnty FL Loc Optional Gas Tax Rev	5.00%	08/01/40	307,170
1,250,000	Lee Cnty FL Loc Optional Gas Tax Rev	5.00%	08/01/41	1,275,765
400,000	Miami FL Spl Oblg Prerefunded Ref (Pre-refunded maturity 03/01/23) (c)	5.00%	03/01/30	401,718
1,265,000	Miami FL Spl Oblg Ref Street & Sidewalk Impt Prog, Ser A, AGM (c)	5.00%	01/01/35	1,326,544
100,000	Miami FL Spl Oblg Unrefunded Ref (c)	5.00%	03/01/30	100,532
190,000	Miami World Ctr CDD FL Spl Assmnt	4.00%	11/01/23	189,251
275,000	Miami World Ctr CDD FL Spl Assmnt	4.75%	11/01/27	274,595
2,000,000	Miami World Ctr CDD FL Spl Assmnt	5.13%	11/01/39	1,921,914
6,000,000	Miami-Dade Cnty FL Aviation Rev Ref	5.00%	10/01/41	5,968,787
1,000,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A	4.00%	10/01/34	925,904
2,625,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser B, AMT	5.00%	10/01/40	2,510,884
2,000,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	2,035,870
445,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/25	446,350
550,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/32	540,304
1,210,000	Miami-Dade Cnty FL Indl Dev Auth Doral Acdmy Proj	5.00%	01/15/37	1,142,106
1,080,000	Miami-Dade Cnty FL Spl Oblig Sub Ref	5.00%	10/01/35	1,105,815
2,500,000	Miami-Dade Cnty FL Wtr & Swr Rev Ref Sys, Ser B	4.00%	10/01/34	2,484,354
2,130,000	Miami-Dade Cnty FL Wtr & Swr Rev Sys, Ser A	4.00%	10/01/40	1,935,296
225,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/24	221,129
800,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/30	748,425
1,545,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	1,374,830
780,000	N Sumter Cnty FL Util Dependent Dist Util Rev Sumter Wtr Conservation Auth Proj, AGM	4.00%	10/01/41	685,465
355,000	Nthrn Palm Beach Cnty FL Impt Dist	5.00%	08/01/37	342,057
680,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/29	689,257
345,000	Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt Cmntys Proj	5.00%	08/01/34	348,035
2,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/39	2,017,261
825,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/31	855,924
1,000,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/41	1,037,484
800,000	Palm Beach Cnty FL Hlth Facs Auth Hosp Rev Baptist Hlth S FL Oblig Grp	5.00%	08/15/23	808,957
200,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/32	217,321
685,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/33	740,410
1,645,000	Panama City Beach FL Capital Impt Rev Front Beach Road Proj	5.00%	11/01/36	1,746,264
6,500,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (c)	5.88%	01/01/33	6,327,510
85,000	Rhodine Road N CDD FL Spl Assmnt	3.50%	05/01/24	82,974
815,000	Rhodine Road N CDD FL Spl Assmnt	4.50%	05/01/40	727,586
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$500,000	Ridge at Apopka Cdd Fl Spl Assmnt	5.38%	05/01/42	$465,567
350,000	Rivington CDD FL Spl Assmnt Rev 2022 Assmnt Area	3.25%	05/01/27	321,409
305,000	Rivington CDD FL Spl Assmnt Rev Assmnt Area	2.88%	05/01/25	287,118
205,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/31	177,034
500,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/36	399,494
1,175,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/41	878,063
10,000,000	Saint Lucie Cnty FL Sol Wst Disp Ref FL Pwr & Light Co Pj (a)	1.83%	05/01/24	10,000,000
335,000	San Simeon Cmnty Dev Dist FL Spl Assmnt (c)	4.13%	06/15/39	287,521
1,745,000	Sarasota Natl FL CDD Spl Assmnt Ref	4.00%	05/01/39	1,465,801
1,615,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.13%	05/01/41	1,342,222
3,635,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.25%	05/01/53	2,837,834
2,250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (c)	5.00%	03/01/30	2,270,330
310,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (c)	4.00%	11/01/24	305,522
2,730,000	Stoneybrook FL S CDD Spl Assmnt Rev Assmnt Area Two, A Proj	5.13%	11/01/34	2,691,332
1,295,000	Summer Woods CDD FL Spl Assmnt Area Two 2020 Proj	4.00%	05/01/50	983,776
500,000	Tallahassee FL Energy Sys Rev Energy Sys	5.00%	10/01/29	513,542
125,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/27	129,987
120,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/31	124,497
200,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/32	206,691
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/33	257,302
250,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/34	256,578
455,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/35	461,542
400,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/38	357,604
300,000	Tampa FL Hosp Rev H Lee Moffitt Cancer Ctr Proj, Ser B	4.00%	07/01/39	265,858
230,000	Tampa FL Rev Ref The Univ of Tampa Proj, Ser A	5.00%	04/01/34	235,988
5,035,000	Tampa FL Rev Ref The Univ of Tampa Proj, Ser A	5.00%	04/01/45	4,969,585
1,000,000	Tern Bay CDD FL Spl Assmnt	3.13%	06/15/27	912,328
1,250,000	Tern Bay CDD FL Spl Assmnt	4.00%	06/15/42	1,013,581
135,000	Timber Creek CDD FL Spl Assmnt Rev (e)	4.13%	11/01/24	133,385
100,000	UCF Stadium Corp FL Rev Ref, Ser A	5.00%	03/01/24	101,309
75,000	Villamar CDD FL Spl Assmnt (d)	3.75%	05/01/24	73,479
70,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	70,218
500,000	Volusia Cnty FL Eductnl Fac Auth Ref Embry Riddle Aeronautical Univ Inc Proj, Ser A	4.00%	10/15/37	446,717
835,000	Westside FL CDD Spl Assmnt Rev Ref (c)	4.10%	05/01/37	730,901
210,000	WildBlue CDD FL Spl Assmnt (c)	3.50%	06/15/24	204,576
				119,637,592
	Georgia – 3.9%
1,090,000	Athens GA Hsg Auth Rev Univ of Georgia Proj	5.00%	06/15/33	1,171,883
1,145,000	Athens GA Hsg Auth Rev Univ of Georgia Proj	5.00%	06/15/34	1,227,483
8,980,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser D, AMT	4.00%	07/01/37	8,153,162
1,000,000	Atlanta GA Arpt Rev Ref, Ser C, AMT	4.00%	07/01/39	884,187
3,000,000	Atlanta GA Arpt Rev, Ser A	5.00%	07/01/42	3,112,806
650,000	Atlanta GA Tax Allocation Ref Eastside Proj (Pre-refunded maturity 01/01/26)	5.00%	01/01/30	681,805
1,300,000	Brookhaven Dev Auth GA Children’s Hlthcare of Atlanta, Ser A	5.00%	07/01/35	1,343,584
4,000,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Vogtle, Ser 1 (a)	1.79%	07/01/49	4,000,000

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$6,700,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj (a)	1.89%	11/01/52	$6,700,000
625,000	De Kalb GA Priv Hosp Auth Children’s Hlthcare of Atlanta, Ser B	4.00%	07/01/37	590,004
500,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/34	472,481
350,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/35	324,984
400,000	Etowah GA Wtr & Swr Auth Rev Ref, BAM	4.00%	03/01/36	371,045
1,000,000	Fulton Cnty GA Dev Auth Rev Ref Children’s Hlthcare of Atlanta, Ser C	5.00%	07/01/35	1,033,526
2,775,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	2,721,332
750,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/34	790,821
890,000	GA St Hgr Edu Facs Auth Rev Ref USG Real Estate Fdtn II LLC Projs	5.00%	06/15/35	932,749
2,525,000	GA St Hsg & Fin Auth Rev SF Mtge, Ser C	3.25%	12/01/33	2,252,801
40,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	5.00%	02/15/26	40,776
5,800,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc Proj, Ser A	4.00%	02/15/39	5,112,414
250,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/36	216,307
1,000,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel First Tier, Ser A	4.00%	01/01/54	754,136
985,000	Glynn-Brunswick GA Memorial Hosp Auth Ref Rev Anticipation Ctfs SE GA Hlth Sys Proj	4.00%	08/01/37	849,907
175,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/23	177,080
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/27	1,015,410
2,630,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/30	2,674,110
1,625,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 09/01/27)	4.00%	07/01/52	1,570,536
14,500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	13,371,073
2,850,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 11/01/27) (c)	4.00%	08/01/52	2,633,200
350,000	Muni Elec Auth of GA Ref Plant Vogtle Units 3 & 4 Proj J, Ser A, AGM	4.00%	01/01/39	319,002
320,000	Muni Elec Auth of GA Ref Plant Vogtle Units 3 & 4 Proj J, Ser A, AGM	4.00%	01/01/40	288,860
275,000	Priv Clgs & Univs Auth GA Ref Mercer Univ Proj	5.00%	10/01/29	291,065
1,175,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj (Pre-refunded maturity 04/01/24)	5.00%	04/01/33	1,202,999
500,000	Priv Clgs & Univs Auth GA Savannah Clg of Art & Design Proj (Pre-refunded maturity 04/01/24)	5.00%	04/01/44	511,914
				67,793,442
	Guam – 0.4%
1,000,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	949,278
5,000,000	Guam Intl Arpt Auth Prerefunded Gen, Sec C, AGM, AMT (Pre-refunded maturity 10/01/23)	6.13%	10/01/43	5,105,763
300,000	Guam Port Auth Port Rev, Ser B, AMT	5.00%	07/01/32	308,488
				6,363,529
	Hawaii – 0.5%
1,750,000	HI St Dept of Budget & Fin Spl Purp Rev Ref Hawaiian Elec Co Inc, Ser A, AMT	3.10%	05/01/26	1,673,646
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Hawaii (Continued)
$4,980,000	HI St, Ser FG	4.00%	10/01/33	$4,951,266
455,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref First Bond Resolution, Ser B	5.00%	07/01/40	477,270
2,450,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr First Bd Resolution, Ser B	4.00%	07/01/32	2,468,614
				9,570,796
	Idaho – 0.1%
1,000,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/37	955,721
	Illinois – 4.2%
1,210,000	Bolingbrook IL Ref, Ser A	4.00%	01/01/35	1,182,696
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/30	1,074,064
1,000,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/31	1,072,640
130,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(f)	12/01/22	129,618
500,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	489,063
3,000,000	Chicago IL Brd of Edu Ref, Ser B	5.00%	12/01/30	2,930,461
305,000	Chicago IL O’Hare Intl Arpt Rev Ref Gen Sr Lien, Ser A, AMT	5.00%	01/01/30	308,785
325,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien O’hare Intl Arpt, Ser C, AMT	5.00%	01/01/34	328,442
600,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	588,840
610,000	Chicago IL O’Hare Intl Arpt Rev, Ser C, AMT	5.00%	01/01/34	605,606
450,000	Chicago IL Ref 2003B Remk	5.25%	01/01/29	451,194
185,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/27	184,850
1,155,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/35	1,096,296
500,000	Chicago IL Ref, Ser A	5.63%	01/01/29	506,344
500,000	Chicago IL Ref, Ser C	5.00%	01/01/25	501,979
645,000	Chicago IL Ref, Ser C	5.00%	01/01/26	646,321
270,000	Chicago IL Ref, Ser C	5.00%	01/01/38	255,684
145,000	Chicago IL Ref, Ser C, CABS	(f)	01/01/24	138,234
125,000	Chicago IL Ref, Ser C, CABS	(f)	01/01/25	114,033
3,500,000	Chicago IL Wtrwks Rev 2nd Lien Remk, BAM	5.00%	11/01/30	3,626,916
2,060,000	Chicago IL, Ser A	5.00%	01/01/27	2,058,568
2,425,000	DuPage & Cook Cntys IL Twp High Sch Dist #86 Hinsdale	4.00%	01/15/36	2,374,149
505,000	Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood Crossing, BAM	4.00%	03/01/25	511,307
170,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	169,931
305,000	IL St	5.00%	05/01/23	306,546
240,000	IL St	5.00%	05/01/24	242,113
125,000	IL St	5.00%	06/01/27	125,564
325,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/33	334,924
850,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/34	870,687
970,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/35	988,685
300,000	IL St Fin Auth Acad Facs Lease Rev Univ of Illinois at Urbana-Champaign Proj, Ser A	5.00%	10/01/36	304,409
1,000,000	IL St Fin Auth Rev Centegra Hlth Sys, Ser A (Pre-refunded maturity 09/01/24)	5.00%	09/01/39	1,027,603
500,000	IL St Fin Auth Rev Loc Govt Prog E Prairie Sch Dist #73 Proj, BAM	5.00%	12/01/30	537,868
845,000	IL St Fin Auth Rev Ref Mercy Hlth Sys Oblig Grp	5.00%	12/01/33	852,522
35,000	IL St Fin Auth Rev Ref Presbyterian Homes Oblig Grp, Ser A	5.00%	11/01/24	35,406

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$1,010,000	IL St Fin Auth Rev Sthrn IL Hlthcare, Ser A	5.00%	03/01/47	$966,505
6,600,000	IL St Fin Auth Rev Var Northshore Univ Hlth Sys, Ser B (a)	1.63%	08/15/49	6,600,000
6,100,000	IL St Fin Auth Rev Var Univ Chicago Med D-2 (a)	1.64%	08/01/43	6,100,000
500,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	489,781
95,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/31	90,407
465,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/32	436,948
320,000	IL St Ref	4.00%	08/01/25	314,433
115,000	IL St Ref, Ser B	5.00%	10/01/24	116,028
2,405,000	IL St Sales Tax Rev Junior Oblig, Ser A, BAM	3.00%	06/15/34	2,003,531
100,000	IL St Sales Tax Rev Ref Junior Oblig Build IL Bonds, Ser C	5.00%	06/15/29	103,757
1,500,000	IL St, Ser A	5.00%	12/01/26	1,510,662
2,500,000	IL St, Ser A	5.50%	03/01/42	2,475,205
2,000,000	IL St, Ser B	4.00%	12/01/37	1,684,191
6,200,000	IL St, Ser C	5.00%	11/01/29	6,205,389
1,250,000	IL St, Ser D	5.00%	11/01/23	1,260,012
1,005,000	IL St, Ser D	5.00%	11/01/24	1,013,922
325,000	IL St, Ser D	5.00%	11/01/26	327,337
1,500,000	Lincolnwood IL Tax Incr Allocation Rev Nts Dist 1860 Dev Proj, Ser A, COPS (c)	4.82%	01/01/41	1,194,073
500,000	Macon Cnty IL Sch Dist #61 Ref, Ser C, AGM	4.00%	01/01/28	506,186
1,175,000	Madison Bond Etc Cntys IL Cmnty Unit Sch Dist #5, Ser B, AGM	5.50%	02/01/39	1,245,806
700,000	Madison Bond Etc Cntys IL Cmnty Unit Sch Dist #5, Ser B, AGM	5.50%	02/01/40	740,578
3,635,000	Morton Grove-Niles Wtr Commn IL Wtr, Ser A	5.00%	12/01/41	3,805,169
405,000	Peoria IL Ref, Ser C, AGM	4.00%	01/01/33	403,108
1,000,000	Piatt Champaign & De Witt Cntys IL Cmnty Unit Sch Dist #25 Ref, Ser B, BAM	5.00%	11/01/33	1,050,932
145,000	Railsplitter IL Tobacco Stlmt Auth	5.00%	06/01/26	150,117
645,000	Rockford IL Ref Wtrwks Sys, Ser B, BAM	5.00%	12/15/26	681,487
110,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/24	111,593
125,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/25	127,265
2,740,000	Schaumburg IL Ref	4.00%	12/01/23	2,751,895
1,560,000	Woodford McLean & Livingston Cntys IL Cmnty United Sch Dist, Ser B, BAM	4.00%	11/01/36	1,514,239
				72,952,904
	Indiana – 1.9%
2,270,000	Avon IN Cmnty Sch Bldg Corp	5.00%	01/15/41	2,353,712
3,080,000	Borden Henryville Multi Sch Bldg Corp IN	5.00%	07/15/39	3,220,258
1,920,000	Carmel IN Loc Pub Impt Bond Bank Multipurpose, Ser 2016	5.00%	07/15/34	2,013,335
5,820,000	Carmel IN Loc Pub Impt Bond Bank, Ser A	4.00%	07/15/36	5,571,103
3,050,000	Carmel IN Loc Pub Impt Bond Bank, Ser A	4.00%	07/15/37	2,874,219
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (c)	5.30%	01/01/32	211,773
3,000,000	IN Fin Auth Midwestern Disaster Relief Rev OH Vly Elec Corp Proj Remk, Ser A	4.25%	11/01/30	2,789,565
1,250,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	1,207,094
3,500,000	IN St Fin Auth Envrnmntl Rev Var Ref Fulcrum Centerpoint LLC Proj, AMT (Mandatory put 11/15/23) (b)	4.50%	12/15/46	3,500,422
930,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/36	835,125
1,330,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	1,191,197
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$1,000,000	IN St Fin Auth Hosp Rev Reid Hlth, AGM	5.00%	01/01/40	$1,028,012
700,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A (e)	5.25%	07/01/28	685,538
1,000,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A (e)	5.88%	07/01/38	957,013
460,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.75%	11/15/28	470,289
55,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	6.00%	11/15/28	56,358
500,000	IN St Fin Auth Rev Marian Univ Proj, Ser A	5.00%	09/15/34	503,143
275,000	IN St Fin Auth Rev Ref Rev Cmnty Fdtn of NW IN	5.00%	09/01/31	283,388
550,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/30	556,242
400,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/32	400,978
500,000	NW Hendricks IN Multi-Bldg Corp	4.00%	07/15/33	499,274
1,690,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	1,323,439
765,000	Westfield Washington IN Multi Sch Bldg Corp Rev	4.00%	07/15/33	763,889
330,000	Zionsville IN Cmnty Schs Bldgcorp	4.00%	07/15/33	329,521
				33,624,887
	Iowa – 0.9%
1,000,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/33	1,064,579
720,000	Altoona IA, Ser A, COPS, BAM	5.00%	06/01/34	764,955
2,385,000	Coralville IA Ref, Ser A	5.00%	05/01/38	2,405,603
2,000,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Company Proj (Mandatory put 12/01/42)	5.00%	12/01/50	1,783,254
8,190,000	Pefa Inc IA Gas Proj Rev (Mandatory put 09/01/26)	5.00%	09/01/49	8,184,568
200,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	5.00%	06/01/32	203,540
300,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/35	269,334
200,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/38	173,621
300,000	Tobacco Stlmt Auth IA Tobacco Stlmt Rev Ref Sr, Ser A-2, Class 1	4.00%	06/01/39	256,664
				15,106,118
	Kansas – 1.0%
1,075,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	957,745
4,210,000	Johnson & Miami Cntys KS Unif Sch Dist #230 Spring Hill, Ser A	5.00%	09/01/35	4,485,513
1,240,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/29	1,299,741
1,470,000	KS Muni Energy Agy Pwr Proj Rev Dogwood Proj, Ser A, BAM	5.00%	04/01/30	1,540,339
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/31	502,409
625,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/32	626,029
575,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/33	574,292
500,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/34	493,993
525,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/35	512,403
600,000	Leavenworth Cnty KS Unif Sch Dist #464 Ref, Ser A	4.00%	09/01/36	582,446
1,045,000	Lenexa KS Hlthcare Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/26	1,045,984
2,000,000	Wyandotte Cnty Kansas City KS Unif Govt Util Sys Rev Impt, Ser A	5.00%	09/01/40	2,037,895
475,000	Wyandotte Cnty Kansas City KS Unif Govt Util Sys Rev Ref & Impt, Ser A	5.00%	09/01/29	485,989
2,000,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Vlg E Proj Areas 2B 3 5 (c)	5.75%	09/01/39	1,807,891

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kansas (Continued)
$150,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AGM (Pre-refunded maturity 09/01/27)	5.00%	09/01/32	$160,298
				17,112,967
	Kentucky – 2.5%
2,350,000	Bowling Green KY Wtr & Swr Rev, AGM	4.00%	06/01/32	2,352,634
1,000,000	Estrn KY Univ Gen Recpts, Ser A	5.00%	04/01/25	1,032,925
500,000	Hazard KY Hlthcare Rev Ref Appalachian Regl Hlthcare Proj	4.00%	07/01/39	440,039
3,500,000	KY Bond Dev Corp Indl Bldg Rev KY Commns Network Auth Proj, BAM	5.00%	09/01/49	3,584,479
145,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/28	151,106
275,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/36	278,550
3,000,000	KY St Econ Dev Fin Auth Baptist Hlthcare Sys, Ser B	5.00%	08/15/41	3,003,234
160,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Hlthcare Inc, Ser B, NATL-RE, CABS	(f)	10/01/25	141,502
625,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	537,778
3,795,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/44	3,624,228
730,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/35	735,548
895,000	KY St Econ Dev Fin Auth Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/36	900,385
5,620,000	KY St Office Building Proj, Ser A, COPS	5.00%	04/15/38	5,851,124
5,000,000	KY St Property & Bldgs Commn Revs Proj #124, Ser A, AGM	5.00%	11/01/37	5,270,611
5,395,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	5,310,564
6,300,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	5,957,401
440,000	KY St Univ Proj, COPS, BAM	4.00%	11/01/46	372,195
500,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Hlthcare Inc, Ser A	4.00%	10/01/40	435,626
3,315,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/30	3,394,611
550,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/31	561,422
290,000	Louisville & Jefferson Cnty KY Met Swr Dist Swr & Drain Sys Green Bond, Ser A	5.00%	05/15/29	315,103
45,000	Warren Cnty KY Hosp Rev Ref Bowling Green Warren Cnty Cmnty Hosp Corp	5.00%	04/01/23	45,345
				44,296,410
	Louisiana – 1.2%
1,260,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	4.00%	08/01/35	1,245,649
1,520,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	4.00%	08/01/36	1,483,309
2,530,000	E Baton Rouge Parish LA Capital Impts Dist MOVEBR Sales, Ser T	4.00%	08/01/38	2,411,659
6,500,000	E Baton Rouge Parish LA Swr Commn Rev Ref, Ser A	4.00%	02/01/45	5,835,550
1,000,000	LA Pub Facs Auth Rev Ref Ochsner Clinic Fdtn Proj	5.00%	05/15/36	1,009,377
250,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ascension Psh Courthouse Proj	5.00%	11/01/31	263,113
1,700,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/37	1,717,151
380,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/31	382,268
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/28	764,900
750,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/29	761,784
200,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/31	201,847
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Louisiana (Continued)
$1,305,000	New Orleans LA Wtr Rev (Pre-refunded maturity 12/01/25)	5.00%	12/01/34	$1,367,335
1,050,000	New Orleans LA Wtr Rev Ref (Pre-refunded maturity 12/01/24)	5.00%	12/01/28	1,086,916
625,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser A, AGM	5.00%	12/01/32	661,431
1,650,000	Shreveport LA Wtr & Swr Rev, Ser B, BAM	5.00%	12/01/30	1,699,951
				20,892,240
	Maine – 0.0%
1,000,000	ME St Fin Auth Green Bond Go Lab Madison, LLC Proj, AMT (c)	8.00%	12/01/51	701,794
	Maryland – 1.3%
2,000,000	Baltimore Cnty MD	5.00%	03/01/29	2,191,217
565,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/39	490,075
650,000	Baltimore Cnty MD Rev Ref Oak Crest Vlg Inc Fac	4.00%	01/01/40	558,077
600,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/33	580,056
685,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/34	659,565
650,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/36	612,572
700,000	Baltimore Cnty MD Rev Ref Riderwood Vlg Inc Proj	4.00%	01/01/38	646,602
2,020,000	Baltimore MD Spl Oblig Ref E Baltimore Rsrch Park Proj, Ser A	5.00%	09/01/38	1,932,456
100,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (c)	2.75%	06/01/24	95,843
125,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (c)	2.80%	06/01/25	116,931
135,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (c)	2.85%	06/01/26	123,547
1,000,000	Gaithersburg MD Econ Dev Rev Ref Proj Asbury MD Oblig Grp, Ser A	4.50%	01/01/25	995,786
550,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	4.00%	07/01/36	507,112
500,000	MD St Econ Dev Corp Stdt Hsg Rev Bowie St Univ Proj	4.00%	07/01/40	416,900
1,650,000	MD St Econ Dev Corp Stdt Hsg Rev Bowie St Univ Proj	5.00%	07/01/55	1,455,263
600,000	MD St Econ Dev Corp Stdt Hsg Rev Ref Sr Univ MD Proj	4.00%	07/01/24	593,511
2,490,000	MD St Econ Dev Corp Stdt Hsg Rev Ref Univ MD Clg Park Projs, AGM	5.00%	06/01/35	2,541,358
500,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Adventist Hlthcare Oblig Grp, Ser A	5.50%	01/01/26	517,010
5,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Johns Hopkins Hlth, Ser C (Pre-refunded maturity 05/15/23)	5.00%	05/15/38	5,049,492
555,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Adventist Hlthcare	4.00%	01/01/27	545,992
800,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth Sys, Ser A	5.00%	07/01/30	821,546
1,000,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel Hlth Sys, Ser A	5.00%	07/01/32	1,021,671
250,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/35	220,418
225,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/36	196,363
750,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	4.00%	06/01/46	588,078
				23,477,441
	Massachusetts – 0.7%
2,000,000	MA St Bay Transprtn Auth Sales Tax Rev Ref Sr, Ser B	5.25%	07/01/30	2,186,775
2,155,000	MA St Bay Transprtn Auth Sales Tax Rev Sr, Ser A	5.00%	07/01/45	2,185,007
250,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (c)	5.00%	11/15/28	255,117
3,920,000	MA St Port Auth Ref, Ser A, AMT	5.00%	07/01/32	4,013,735
1,555,000	MA St Port Auth, Ser C, AMT	5.00%	07/01/31	1,597,687
2,000,000	MA St Transprtn Fund Rev Rail Enhancement Prog, Ser A	5.00%	06/01/45	2,026,583
				12,264,904

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan – 3.3%
$240,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/32	$244,196
500,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/33	507,855
250,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/30	254,554
150,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/32	151,247
155,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/36	151,710
100,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/37	95,194
150,000	Genesee Cnty MI Swr Disp Sys Rev, Ser A, BAM	4.00%	06/01/38	140,237
525,000	Grand Rapids MI Santn Swr Sys Rev Ref	5.00%	01/01/45	545,860
735,000	Grand Traverse Cnty MI Hosp Fin Auth Munson Hlthcare Oblig Grp, Ser A	5.00%	07/01/44	706,556
1,000,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/31	1,043,162
575,000	Kalamazoo MI Econ Dev Corp Heritage Cmnty of Kalamazoo Revel Creek Proj Temps 60, Ser B2	2.63%	05/15/25	540,105
1,195,000	Lake Shore MI Pub Schs, Ser I	5.00%	11/01/37	1,255,254
1,000,000	Marquette MI Brd of Light & Pwr Elec Util Sys Rev Ref, Ser A	5.00%	07/01/29	1,044,317
890,000	MI St Fin Auth Ltd Oblig Rev Ref Clg for Creative Studies Proj	5.00%	12/01/25	891,408
325,000	MI St Fin Auth Rev Loc Govt Loan Prog Great Lakes Wtr Auth Ref, Ser C	5.00%	07/01/27	332,976
2,000,000	MI St Fin Auth Rev Multi Modal Mclaren Hlth Care, Ser A	4.00%	02/15/47	1,622,065
375,000	MI St Fin Auth Rev Prerefunded Che Trinity Hlth Credit Grp Ref, Ser 2013-5 (Pre-refunded maturity 12/01/29)	4.00%	12/01/40	387,651
2,460,000	MI St Fin Auth Rev Ref 2nd Lien Great Lakes Wtr Auth, Ser C-7, NATL-RE	5.00%	07/01/29	2,503,808
1,070,000	MI St Fin Auth Rev Ref Beaumont Spectrum Consolidation, Ser A	5.00%	04/15/33	1,161,499
2,155,000	MI St Fin Auth Rev Ref Che Trinity Hlth Credit Grp Remk, Ser 2013-4	5.00%	12/01/39	2,185,106
4,050,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/35	3,718,668
2,565,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	2,355,776
7,905,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	5.00%	11/15/41	7,863,903
2,000,000	MI St Fin Auth Rev Ref Hosp McLaren Hlth Care, Ser B	5.00%	05/15/33	2,031,599
1,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D-1	5.00%	07/01/34	1,017,960
7,000,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D4	5.00%	07/01/30	7,112,225
125,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog, Ser F1	3.88%	10/01/23	124,244
4,000,000	MI St Fin Auth Rev Ref Sr Lien Great Lakes Wtr Auth, Ser C-6	5.00%	07/01/33	4,051,896
2,500,000	MI St Fin Auth Rev Ref Sr Turbo, Ser A-2	5.00%	06/01/40	2,398,233
1,000,000	MI St Hosp Fin Auth Ref Ascension Hlth Sr Cr Grp Remk, Ser F-4	5.00%	11/15/47	980,799
565,000	MI St Hosp Fin Auth Ref Ascension Sr Credit Remk, Ser F7	5.00%	11/15/47	554,151
1,000,000	MI St Univ Revs Brd of Trustees, Ser B	5.00%	02/15/34	1,059,702
650,000	Midland MI Pub Schs Sch Bldg & Site, Ser II	5.00%	05/01/35	691,920
3,000,000	Royal Oak MI Hosp Fin Auth Ref Beaumont Hlth Credit Grp, Ser D (Pre-refunded maturity 03/01/24)	5.00%	09/01/39	3,067,458
1,990,000	Utica MI Cmnty Schs Ref Sch Bldg & Site	5.00%	05/01/31	2,089,378
2,800,000	Wayne Cnty MI Arpt Auth Rev Ref, Ser F, AMT	5.00%	12/01/25	2,870,996
				57,753,668
	Minnesota – 0.4%
370,000	Duluth MN Indep Sch Dist #709 Ref, Ser B, COPS	5.00%	02/01/27	387,625
2,500,000	MN Muni Gas Agy Cmdy Sply Rev, Ser A	4.00%	12/01/25	2,455,605
580,000	Saint Paul MN Hsg & Redev Auth Hlthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/30	591,924
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Minnesota (Continued)
$4,000,000	Saint Paul MN Hsg & Redev Auth Hlthcare Fac Rev Ref HealthPartners Oblig Grp, Ser A	5.00%	07/01/32	$4,061,633
				7,496,787
	Mississippi – 0.5%
5,000,000	MS St Hosp Equipment & Facs Auth Baptist Memorial Hlth Care, Ser A	5.00%	09/01/41	4,633,699
2,000,000	MS St, Ser A (Pre-refunded maturity 11/01/26)	5.00%	11/01/33	2,128,671
500,000	W Rankin MS Util Auth Rev, AGM (Pre-refunded maturity 01/01/25)	5.00%	01/01/32	518,237
1,215,000	W Rankin MS Util Auth Rev, AGM (Pre-refunded maturity 01/01/25)	5.00%	01/01/33	1,259,315
				8,539,922
	Missouri – 1.5%
285,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/30	287,522
300,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/31	301,592
2,150,000	Jackson Cnty MO Consol Sch Dist #4	4.00%	03/01/31	2,161,280
2,000,000	Jackson Cnty MO Consol Sch Dist #4	5.00%	03/01/35	2,070,405
220,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/22	220,268
700,000	Jackson Cnty MO Spl Oblig Ref Truman Sports Complex Proj	5.00%	12/01/31	718,216
1,670,000	Joplin MO Indl Dev Auth Hlth Facs Rev Ref Freeman Hlth Sys	5.00%	02/15/26	1,694,036
220,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/30	221,407
415,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/31	416,887
1,000,000	Lincoln Cnty MO Pub Wtr Sply Dist #1 Ref, COPS	4.00%	07/01/38	921,890
440,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	4.00%	08/01/36	373,469
410,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	4.00%	08/01/41	325,095
750,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	5.00%	02/15/32	776,193
710,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Mosaic Hlth Sys, Ser A	4.00%	02/15/39	630,127
160,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/23	160,213
245,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/25	246,157
1,000,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/27	965,805
650,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/28	618,841
1,960,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/29	1,837,770
2,120,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/31	1,911,272
1,105,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/32	978,657
160,000	MO St Hlth & Eductnl Facs Auth Med Rsrch Lutheran Svcs, Ser A	5.00%	02/01/28	160,463
6,925,000	MO St Hlth & Eductnl Facs Auth Var St Louis Univ, Ser B-1 (a)	1.69%	10/01/35	6,925,000
1,040,000	Saint Louis MO Muni Fin Corp Sales Tax Leasehold Rev Ref	5.00%	02/15/28	1,083,454
				26,006,019
	Montana – 0.3%
1,080,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser A	4.00%	07/01/35	927,354
2,395,000	MT St Fac Fin Auth Hlthcare Facs Rev Montana Children’s Home and Hosp Proj, Ser A	4.00%	07/01/40	1,974,998
740,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/25	755,141
130,000	MT St Fac Fin Auth Rev Ref	5.00%	02/15/29	133,305
2,000,000	MT St Fac Fin Auth Rev Ref Scl Hlth Sys, Ser A	4.00%	01/01/36	1,908,952
				5,699,750

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nebraska – 0.4%
$5,870,000	Centrl Plains Energy Proj NE Gas Proj Rev Ref Proj #3, Ser A	5.00%	09/01/29	$5,991,573
500,000	NE St Pub Pwr Dist Rev Gen, Ser C	5.00%	01/01/35	514,912
				6,506,485
	Nevada – 0.6%
750,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/30	767,326
805,000	Clark Cnty NV Impt Dist Ref Spl Loc Impt #151	4.50%	08/01/23	804,422
4,000,000	Clark Cnty NV Sch Dist, Ser A	5.00%	06/15/37	4,222,921
250,000	Las Vegas NV Spl Impt Dist #616 Spl Impt Dist No 816 Summerlin Vlg 22	2.25%	06/01/27	218,320
250,000	Las Vegas NV Spl Impt Dist #616 Spl Impt Dist No 816 Summerlin Vlg 22	2.50%	06/01/28	214,023
1,230,000	Las Vegas Vly NV Wtr Dist Ref Wtr Impt, Ser A	5.00%	06/01/46	1,254,865
115,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.50%	06/01/24	112,286
135,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/25	130,580
170,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/26	161,850
240,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	3.75%	06/01/27	224,904
335,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A (c)	5.00%	07/15/27	330,291
300,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/29	314,740
950,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/30	993,020
275,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/31	286,166
550,000	Sparks NV Tourism Impt Dist #1 Rev Ref Sales Tax Sr, Ser A (c)	2.50%	06/15/24	527,489
				10,563,203
	New Hampshire – 0.2%
2,740,000	NH St Hlth & Edu Facs Auth Rev Concord Hosp Trust	5.00%	10/01/42	2,657,608
	New Jersey – 2.2%
1,600,000	Newark NJ, Ser D, BANS	4.00%	09/29/23	1,600,344
1,000,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref Sub, Ser A	5.00%	07/01/23	1,009,377
450,000	NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref, Subser A, BAM	5.00%	07/01/28	466,622
2,000,000	NJ St Econ Dev Auth Ref Sch Facs Constr, Ser N-1, NATL-RE	5.50%	09/01/23	2,029,355
500,000	NJ St Econ Dev Auth Ref, Ser A, BAM	5.00%	06/15/23	504,735
1,750,000	NJ St Econ Dev Auth Rev NJ Transit Transprtn Proj, Ser A	5.00%	11/01/44	1,684,041
2,000,000	NJ St Econ Dev Auth Rev Portal N Bridge Proj NJ Transit Transprtn Proj Bonds, Ser A	5.25%	11/01/40	2,024,712
3,250,000	NJ St Econ Dev Auth Rev Sch Facs Constr Prog, Ser LLL	5.00%	06/15/39	3,197,750
350,000	NJ St Econ Dev Auth Rev Self Designated Social Bonds, Ser QQQ	4.00%	06/15/35	318,911
1,050,000	NJ St Econ Dev Auth Rev Social Bonds, Ser QQQ	5.00%	06/15/31	1,086,462
490,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	495,935
1,290,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(f)	12/15/25	1,136,085
165,000	NJ St Transprtn Trust Fund Auth Fed Hwy Reimb Nts, Ser A-1, GARVEE	5.00%	06/15/28	170,113
1,750,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/28	1,822,974
140,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys Bonds, Ser A	5.00%	12/15/39	137,707
3,040,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/26	3,156,379
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	515,699
1,000,000	NJ St Transprtn Trust Fund Auth Transprtn Prog Bonds, Ser AA	5.00%	06/15/34	1,010,261
2,250,000	NJ St Transprtn Trust Fund Auth Transprtn ProgBonds, Ser AA	5.00%	06/15/31	2,311,390
1,400,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.25%	12/15/23	1,423,423
105,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser D	5.00%	12/15/24	107,305
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Jersey (Continued)
$220,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/31	$226,003
1,000,000	NJ St Transprtn Trust Fund Auth, Ser BB	5.00%	06/15/33	1,017,840
2,000,000	NJ St Turnpike Auth Turnpike Rev, Ser A	5.00%	01/01/32	2,044,062
500,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/27	517,315
1,850,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/37	1,863,076
5,505,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.25%	06/01/46	5,338,260
1,010,000	Tobacco Stlmt Fing Corp NJ Ref, Subser B	5.00%	06/01/46	928,661
				38,144,797
	New Mexico – 0.4%
325,000	Albuquerque NM Muni Sch Dist #12, Ser A	4.00%	08/01/32	326,500
400,000	Albuquerque NM Muni Sch Dist #12, Ser A	4.00%	08/01/36	373,328
265,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/31	289,879
185,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/32	200,932
290,000	Albuquerque NM Refuse Removal & Disp Rev	5.00%	07/01/33	313,668
565,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/33	552,160
375,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/34	357,121
300,000	Los Ranchos De Albuquerque NM Eductnl Facs Rev Ref Albuquerque Acdmy Proj	4.00%	09/01/35	280,280
150,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.00%	10/01/23	148,120
230,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.20%	10/01/24	224,263
240,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.30%	10/01/25	231,272
250,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.45%	10/01/26	238,153
260,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	4.55%	10/01/27	245,096
365,000	Lower Petroglyphs Pub Impt Dist NM Spl Levy Rev Ref	5.00%	10/01/33	338,821
825,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	5.00%	06/01/32	836,718
1,000,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	4.00%	06/01/33	899,373
1,360,000	NM St Hosp Equipment Loan Council Hosp Rev Ref	4.00%	06/01/34	1,193,674
520,000	Santa Fe NM Retmnt Fac Rev El Castillo Retmnt Proj, Ser A	5.00%	05/15/34	465,146
				7,514,504
	New York – 6.7%
460,000	Buffalo NY Muni Wtr Fin Auth, Ser A, AGM	4.00%	07/01/49	436,999
715,000	Hempstead Town NY Loc Dev Corp Rev Ref Hofstra Univ Proj, Ser A	4.00%	07/01/40	630,688
495,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/38	505,891
5,000,000	Long Island NY Pwr Auth Elec Sys Rev Elec Sys Rev Gen, Ser A, BAM	5.00%	09/01/44	5,084,600
350,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/35	369,514
500,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	4.00%	09/01/39	455,863
2,150,000	Met Transprtn Auth NY Rev Ref Transprtn, Subser C-1	5.00%	11/15/34	2,120,846
4,000,000	Met Transprtn Auth NY Rev Transprtn, Subser D-1	5.00%	11/15/39	3,837,712
840,000	Monroe Cnty NY Indl Dev Corp Rev Ref Nazareth Clg of Rochester Proj, Ser A	5.00%	10/01/23	847,026
750,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev 2nd Gen Resolution, Sec CC-1	4.00%	06/15/42	667,695
4,285,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution, Subser CC-1	4.00%	06/15/33	4,233,507
3,000,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Var Second Gen Resolution, Sub FF-2 (a)	1.59%	06/15/44	3,000,000
5,000,000	New York City NY Transitional Fin Auth Rev Adj Subord Future Tax Secured Fiscal 2019, Ser A-4 (a)	1.59%	08/01/45	5,000,000

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$1,000,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Sub Fiscal 2016, Ser A-1	5.00%	08/01/37	$1,021,049
1,500,000	New York City NY Transitional Fin Auth Rev Future Tax Sub, Subser E-1	5.00%	02/01/37	1,528,816
1,350,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A, Subser E-1	5.00%	02/01/36	1,387,860
5,415,000	New York City NY Transitional Fin Auth Rev Sub Future Tax Secured Fiscal 1999, Ser A, Subser E-1	5.00%	02/01/40	5,520,184
2,500,000	New York City NY Transitional Fin Auth Rev Sub, Ser B-1	4.00%	11/01/38	2,297,059
10,000,000	New York City NY Transitional Fin Auth Rev, Subser B-1	4.00%	11/01/37	9,287,008
500,000	New York St Dorm Auth Revs Non St Supported Debt Ref-Northwell Hlth Oblig Grp, Ser A	5.00%	05/01/38	497,916
1,000,000	NY City NY Transitional Fin Auth Bldg Aid Rev Subord Ref, Ser S-2A	5.00%	07/15/34	1,045,697
10,400,000	NY NY Adj Fiscal 2020, Subser B-3 (a)	2.53%	10/01/46	10,400,000
415,000	NY NY Fiscal 2020, Ser B-1	4.00%	10/01/37	384,439
5,690,000	NY NY Fiscal 2020, Ser B-1	4.00%	10/01/40	5,096,180
6,000,000	NY NY Fiscal 2022, Subser D-1	5.25%	05/01/39	6,438,397
1,000,000	NY NY, Ser B, Subser B-1	5.25%	10/01/39	1,075,606
2,925,000	NY NY, Ser B, Subser B-1	5.25%	10/01/41	3,115,010
6,000,000	NY NY, Ser F-1	5.00%	03/01/43	6,167,746
245,000	NY St Dorm Auth Revs Non St Supported Debt Ref New Sch, Ser A	5.00%	07/01/31	257,693
300,000	NY St Dorm Auth Revs Non St Supported Debt Ref Orange Regl Med Ctr (c)	5.00%	12/01/25	301,227
475,000	NY St Dorm Auth Revs Non St Supported Debt Sch Dists Bd Fing Prog, Ser A, AGM	4.00%	10/01/35	449,002
8,000,000	NY St Dorm Auth Sales Tax Rev Ref Grp 3, Ser E	5.00%	03/15/38	8,308,796
1,925,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser A	3.00%	03/15/42	1,393,251
2,850,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser E	5.00%	03/15/34	2,940,411
2,225,000	NY St Thruway Auth Personal Income Tax Rev Ref Bidding Grp 3	5.00%	03/15/40	2,323,448
1,250,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Air Lines Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.00%	10/01/30	1,172,196
2,720,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Air Lines Inc LaGuardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/35	2,622,050
200,000	NY St Urban Dev Corp Rev Ref St Personal Income Tax Rev, Ser C	5.00%	03/15/44	205,062
2,000,000	Onondaga Cnty NY Trust Cultural Res Rev Ref Syracuse Univ Proj	5.00%	12/01/39	2,089,011
500,000	Port Auth of NY & NJ NY Consol One Hundred Eighty Fifth Ref, AMT	5.00%	09/01/23	504,660
465,000	Port Auth of NY & NJ NY Ref Consol, Ser 186, AMT	5.00%	10/15/35	469,772
5,000,000	Port Auth of NY & NJ NY Ref, 194th Ser	5.00%	10/15/34	5,171,388
700,000	Suffolk NY Tobacco Asset Securitization Corp Tobacco Stlmt Ref Tobacco Stlmt Asset Backed Sr Bonds, Ser A-2	4.00%	06/01/50	550,982
8,000,000	Tsasc Inc NY Tsasc Inc Rev Ref Turbo Sub, Ser B	5.00%	06/01/48	6,841,427
400,000	Yonkers NY Econ Dev Corp Eductnl Rev Chrt Sch Edu Excellence Proj, Ser A	4.00%	10/15/29	364,627
				118,418,311
	North Carolina – 0.9%
250,000	Buncombe Cnty NC Ltd Oblig Ref Rev, Ser A	5.00%	06/01/29	273,292
890,000	Charlotte NC Arpt Rev Charlotte Douglas Intl Arp, Ser B, AMT	5.00%	07/01/29	921,093
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Carolina (Continued)
$575,000	Charlotte-Mecklenburg NC Hosp Auth Hlthcare Sys Rev Ref Carolinas Hlthcare Sys, Ser A	5.00%	01/15/34	$588,116
750,000	Greenville NC Comb Enterprise Sys Rev Ref	5.00%	04/01/28	789,460
1,330,000	Monroe NC Comb Enterprise Sys Rev Ref	5.00%	03/01/28	1,391,568
1,000,000	NC St Agric & Tech Univ Ref Gen, Ser A	5.00%	10/01/40	1,024,138
400,000	NC St Capital Facs Fin Agy Eductnl Facs Rev Ref High Point Univ	5.00%	05/01/28	421,243
900,000	NC St Capital Facs Fin Agy Stdt Rev Ref Hsg NC A&T Univ Fdtn Proj, Ser A, AGC	5.00%	06/01/26	931,304
1,270,000	NC St Med Care Commn Hlthcare Facs Rev the Presbyterian Homes Oblig Grp, Ser A	5.00%	10/01/45	1,176,881
1,500,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/50	1,319,963
1,000,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/35	992,446
630,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A (Pre-refunded maturity 10/01/23)	5.00%	10/01/29	658,039
470,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A (Pre-refunded maturity 10/01/23)	5.00%	10/01/32	490,918
750,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A (Pre-refunded maturity 10/01/23)	5.00%	10/01/37	783,379
500,000	NC St Med Care Commn Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A (Pre-refunded maturity 10/01/23)	5.00%	10/01/47	522,253
3,000,000	NC St Turnpike Auth Ref Sr Lien, AGM	5.00%	01/01/38	3,084,815
				15,368,908
	North Dakota – 0.0%
500,000	Grand Forks ND Hlthcare Sys Rev Altru Hlth Sys Ref	4.00%	12/01/36	433,118
	Ohio – 3.4%
750,000	Akron Bath Copley Jt Twp OH Hosp Dist Ref Summa Hlth Oblig Grp Hosp Facs Rev	4.00%	11/15/35	635,458
900,000	Akron Bath Copley Jt Twp OH Hosp Dist Ref Summa Hlth Oblig Grp Hosp Facs Rev	4.00%	11/15/36	754,426
2,600,000	Allen Cnty OH Hosp Facs Rev Ref, Ser A	5.00%	08/01/42	2,637,552
1,500,000	American Muni Pwr OH Inc OH Rev Ref Fremont Energy Ctr Proj, Ser A	4.00%	02/15/36	1,359,841
500,000	American Muni Pwr OH Inc OH Rev Ref Fremont Energy Ctr Proj, Ser A	4.00%	02/15/37	448,320
5,000,000	American Muni Pwr OH Inc OH Rev Ref Prairie St Energy Cmps Proj, Ser A	4.00%	02/15/36	4,532,804
100,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/38	93,417
195,000	Bowling Green OH St Univ Ref, Ser A	4.00%	06/01/39	180,935
3,000,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser A-2 Class 1	4.00%	06/01/37	2,712,181
2,400,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Ser B-2, Class 2	5.00%	06/01/55	2,022,870
135,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/30	137,874
1,500,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/31	1,537,263
1,000,000	Butler Cnty OH Hosp Facs Ref UC Hlth	5.00%	11/15/32	1,022,289
370,000	Butler Cnty OH Port Auth Econdev Lease Rev Ref Cmnty First Solutions Oblg Grp Proj, Ser A	4.00%	05/15/46	318,920
1,000,000	Chillicothe OH City Sch Dist Ref, AGM	4.00%	12/01/31	1,009,359
80,000	Cleveland OH Pub Pwr Sys Rev Prerefunded Ref, Ser A, AGM	5.00%	11/15/24	82,678
1,000,000	Cleveland OH Pub Pwr Sys Rev Ref, Ser A, AGM	4.00%	11/15/35	940,020
420,000	Cleveland OH Pub Pwr Sys Rev Unrefunded Ref, Ser A, AGM	5.00%	11/15/24	433,216

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio (Continued)
$310,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/31	$321,587
250,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/32	258,028
380,000	Hamilton Cnty OH Hosp Facs Rev Ref Trihealth Inc Oblig Grp Proj, Ser A	5.00%	08/15/33	390,527
2,100,000	Hamilton Cnty OH Hosp Facs Rev UC Hlth	4.00%	09/15/50	1,679,019
960,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/32	989,243
1,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/33	1,026,061
3,000,000	Miami Cnty OH Hosp Facs Rev Ref & Impt Kettering Hlth Network Oblig Grp	5.00%	08/01/36	3,039,692
575,000	Miamisburg OH City Sch Dist Ref (Pre-refunded maturity 12/01/25)	5.00%	12/01/35	604,186
400,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/37	360,950
1,375,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	4.00%	08/01/41	1,199,025
1,760,000	N W OH Loc Sch Dist Hamilton & Butler Cntys Sch Impt (Pre-refunded maturity 12/01/23)	5.00%	12/01/45	1,792,688
600,000	NE OH Med Univ Gen Recpts Ref, Ser A	4.00%	12/01/35	547,479
5,750,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (c)	5.00%	07/01/49	4,855,088
1,000,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj Remk, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	949,898
2,225,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	1,982,659
1,000,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	976,794
2,000,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser B (Mandatory put 06/01/27)	4.00%	09/01/30	1,952,509
1,000,000	OH St Hgr Eductnl Fac Commn Denison Univ Proj	5.00%	11/01/38	1,043,977
1,000,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	890,730
2,455,000	OH St Hosp Rev Ref Univ Hosps Hlth Sys Inc, Ser E	4.00%	01/15/40	2,074,651
150,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/33	154,453
325,000	OH St Hosp Rev Ref, Ser A	5.00%	01/15/35	332,285
500,000	OH St Hosp Rev Ref, Ser A	4.00%	01/15/38	433,927
2,500,000	OH St, Ser T	5.00%	05/01/32	2,646,428
6,325,000	Ross Cnty OH Hosp Rev Ref Adena Hlth Sys Oblig Grp Proj	5.00%	12/01/39	6,330,503
550,000	Sharonville OH Spl Oblg Rev	4.00%	12/01/39	504,927
500,000	Sharonville OH Spl Oblg Rev	4.00%	12/01/40	455,162
1,500,000	Sthrn OH Port Exempt Fac Rev Purecycle Proj, Ser A, AMT (c)	7.00%	12/01/42	1,204,684
				59,856,583
	Oklahoma – 0.8%
900,000	Catoosa OK Indl Auth Sales Tax Rev	4.50%	10/01/32	804,958
6,000,000	OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1 (c)	7.25%	09/01/51	5,691,664
500,000	OK St Wtr Res Brd Revolving Fund Rev 2019 Master Trust	4.00%	04/01/33	500,110
2,815,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/34	2,816,470
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/25	1,037,774
1,000,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	1,047,362
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oklahoma (Continued)
$1,000,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/25	$1,005,288
250,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.00%	11/15/26	251,264
1,000,000	Weatherford OK Indl Trust Eductnl Facs Lease Rev Weatherford Pub Schs Proj	5.00%	03/01/31	1,074,872
				14,229,762
	Oregon – 1.2%
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.25%	11/15/50	422,087
170,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	4.00%	05/15/26	165,299
250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/32	242,136
1,250,000	Medford OR Hosp Facs Auth Rev Ref Asante Proj, Ser A	5.00%	08/15/34	1,288,838
4,000,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/34	4,187,114
2,035,000	OR St Dept of Admin Svcs Lottery Rev, Ser A	5.00%	04/01/35	2,124,312
1,100,000	OR St Facs Auth Rev Ref Univ Portland, Ser A	5.00%	04/01/32	1,119,088
500,000	Oregon City OR	4.00%	06/01/37	492,579
1,890,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/29	1,950,518
2,500,000	Portland OR Swr Sys Rev 2nd Lien, Ser A	4.50%	05/01/31	2,564,069
4,950,000	Tri Cnty OR Met Transprtn Dist, Ser A, GARVEE	5.00%	10/01/32	5,185,597
725,000	Tri-Cnty OR Met Transprtn Dist, Ser A	4.00%	09/01/39	679,436
1,000,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/47	914,127
				21,335,200
	Pennsylvania – 6.4%
1,500,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/32	1,538,918
505,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	5.00%	07/15/34	520,551
3,050,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/35	2,780,510
2,180,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/36	1,964,498
2,095,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/37	1,861,568
2,650,000	Allegheny Cnty PA Hosp Dev Auth Ref Univ Pittsburgh Med Ctr, Ser A	4.00%	07/15/38	2,315,383
1,075,000	Allegheny Vly PA Jt Sewage Auth Green Bond, BAM	4.00%	08/01/47	913,025
900,000	Armstrong PA Sch Dist Ref, Ser A, BAM	5.00%	03/15/31	976,652
500,000	Armstrong PA Sch Dist Ref, Ser A, BAM	4.00%	03/15/37	468,276
460,000	Berks Cnty PA Indl Dev Auth Hlthcare Facs Rev Ref Highlands at Wyomissing, Ser A	5.00%	05/15/32	452,802
735,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/38	646,249
1,050,000	Bucks Cnty PA Indl Dev Auth Hosp Rev St Luke’s Univ Hlth Network Proj	4.00%	08/15/44	864,145
1,185,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/32	1,190,582
415,000	Bucks Cnty PA Indl Dev Auth Ref Pennswood Vlg Proj, Ser A	5.00%	10/01/33	416,416
765,000	Chester Cnty PA Indl Dev Auth Renaissance Acdmy Chrt Sch	5.00%	10/01/34	758,562
1,000,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Tobacco Master Stlmt Payment Bonds	5.00%	06/01/25	1,025,100

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$410,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Tobacco Master Stlmt Payment Bonds	5.00%	06/01/26	$423,501
500,000	Colonial PA Sch Dist	5.00%	02/15/36	514,859
300,000	Colonial PA Sch Dist, Ser A	5.00%	02/15/34	311,596
270,000	Conestoga Vly PA Sch Dist	4.00%	02/01/31	274,875
300,000	Conestoga Vly PA Sch Dist	4.00%	02/01/32	303,421
145,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/30	145,995
350,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj	5.00%	01/01/38	350,331
50,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/30	51,771
105,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/30	108,718
65,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/38	67,302
285,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/38	295,093
1,150,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/25	1,169,729
1,000,000	Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Social Ministries	5.00%	01/01/33	1,003,994
1,660,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/28	1,618,375
280,000	Deer Creek PA Drain Basin Allegheny Cnty Swr Rev Ref, AGM	4.00%	12/01/34	275,847
390,000	Deer Creek PA Drain Basin Allegheny Cnty Swr Rev Ref, AGM	4.00%	12/01/35	381,080
1,165,000	Dover PA Area Sch Dist, BAM	4.00%	04/01/32	1,175,774
100,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/32	102,077
115,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/33	116,952
245,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/34	248,351
290,000	Dubois PA Hosp Auth Penn Highlands Hlthcare	5.00%	07/15/35	292,498
715,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/28	733,877
770,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/29	789,202
2,500,000	Geisinger PA Auth Hlth Sys Rev Ref Geisinger Hlth Sys, Ser A-1	5.00%	02/15/45	2,464,264
760,000	Hermitage PA Muni Auth Ref, Ser C	4.00%	02/01/31	771,989
515,000	Hermitage PA Muni Auth Ref, Ser C	4.00%	02/01/33	516,437
1,730,000	Kiski Vly PA Wtr Poll Control Auth Ref, AGM	4.00%	09/01/42	1,553,296
655,000	Kutztown PA Area Sch Dist, AGM	4.00%	03/15/36	622,778
480,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/30	460,294
1,110,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	1,002,577
1,000,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/38	1,017,173
1,000,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/39	1,013,276
1,735,000	Lancaster Cnty PA Hosp Auth Penn St Hlth	5.00%	11/01/40	1,752,259
750,000	Lancaster Cnty PA Hosp Auth Ref, St Annes Retmnt Cmnty Inc Proj	5.00%	03/01/45	606,278
750,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/46	555,213
2,415,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/51	1,718,661
405,000	Lebanon PA Auth Swr Rev Ref Green Bond, BAM	4.00%	12/15/29	414,165
420,000	Lebanon PA Auth Swr Rev Ref Green Bond, BAM	4.00%	12/15/30	426,978
3,000,000	Lehigh Cnty PA Indl Dev Auth Ref Ppl Elec Util Corp Proj Remk, Ser A	3.00%	09/01/29	2,765,630
500,000	Maxatawny Twp PA Muni Auth Rev Diakon Lutheran Social Ministries Proj, Ser A	5.00%	01/01/41	473,122
1,550,000	Mechanicsburg PA Area Sch Dist, Ser A	4.00%	03/01/36	1,500,392
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$1,090,000	Mechanicsburg PA Area Sch Dist, Ser A	4.00%	03/01/38	$995,983
300,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/35	292,623
550,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/36	522,722
610,000	Mifflinburg PA Area Sch Dist Ref, Ser A	4.00%	06/15/38	563,690
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/34	931,312
1,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/35	920,567
2,000,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Thomas Jefferson Univ Proj	4.00%	09/01/44	1,699,760
480,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	5.00%	12/01/26	488,301
100,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/33	96,641
200,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/34	191,550
580,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	5.00%	12/01/44	584,450
140,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	142,149
225,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/26	229,000
540,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/31	545,606
1,800,000	Northampton Cnty PA Gen Purp Auth Hosp Rev Ref St Luke’s Univ Hlth Network Proj, Ser A	5.00%	08/15/28	1,846,484
500,000	PA St 2nd, Ser CR, AGM	4.00%	09/15/31	502,090
50,000	PA St Econ Dev Fin Auth Rev UPMC Rev, Ser B	4.00%	03/15/40	42,684
5,000,000	PA St Econ Dev Fing Auth Solid Waste Disposal Rev Var Waste Mgmt Inc Proj Remk, AMT (Mandatory put 11/01/22)	2.25%	08/01/45	5,000,160
1,105,000	PA St Hgr Eductnl Facs Auth Rev Ref Drexel Univ	5.00%	05/01/34	1,121,618
2,810,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 123B	3.45%	10/01/32	2,552,358
880,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 125B, AMT	3.70%	10/01/47	821,767
5,410,000	PA St Hsg Fin Agy SF Mtge Rev, Ser 127B	3.55%	10/01/33	4,870,116
565,000	PA St Turnpike Commn Turnpike Rev Conv Cap Apprec, Subser E	6.38%	12/01/38	625,599
1,000,000	PA St Turnpike Commn Turnpike Rev Ref	5.00%	12/01/33	1,025,861
550,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A-1	5.00%	12/01/30	568,916
4,500,000	PA St Turnpike Commn Turnpike Rev, Subser A	4.00%	12/01/45	3,740,421
200,000	Parkland PA Sch Dist, Ser B	4.00%	02/01/34	199,031
300,000	Parkland PA Sch Dist, Ser B	4.00%	02/01/35	293,987
1,200,000	Philadelphia PA Arpt Rev Ref Priv Activity, AGM, AMT	4.00%	07/01/38	1,049,383
750,000	Philadelphia PA Arpt Rev Ref Priv Activity, AGM, AMT	4.00%	07/01/40	642,821
620,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/40	584,382
375,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Mast Chrt Sch Proj	5.00%	08/01/50	337,828
2,250,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Philadelphia E&T Chrt High Sch, Ser A	4.00%	06/01/41	1,712,377
290,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/25	299,604
1,625,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/29	1,674,957
1,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/29	1,037,756
2,000,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 14th Ser	5.00%	10/01/34	2,045,638
5,235,000	Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance, 15th Ser	5.00%	08/01/42	5,284,172
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/26	524,028
500,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	528,421

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$750,000	Philadelphia PA Ref, Ser A (Pre-refunded maturity 01/15/24)	5.25%	07/15/28	$767,978
3,260,000	Philadelphia PA, Ser B, BAM	5.00%	02/01/34	3,504,088
300,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/32	319,820
205,000	Pittsburgh PA Wtr & Swr Auth, Ser B, AGM	5.00%	09/01/34	216,878
2,000,000	S Estrn PA Transprtn Auth Asset Impt Prog	5.25%	06/01/40	2,162,407
2,250,000	S Estrn PA Transprtn Auth Asset Impt Prog	5.25%	06/01/41	2,419,498
300,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/34	298,290
325,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/35	319,378
235,000	S Wayne Cnty PA Wtr & Swr Auth Wtr & Swr Rev Ref, BAM	4.00%	02/15/36	229,119
1,835,000	Scranton PA Sch Dist	4.00%	12/01/42	1,597,039
405,000	Southcentrl PA General Auth Rev Ref Hanover Hosp Inc	5.00%	12/01/23	410,667
390,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/31	395,011
250,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/34	250,493
300,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/35	293,265
250,000	Upper Darby PA Sch Dist, AGM	4.00%	04/01/36	238,083
200,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/39	181,752
300,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/40	269,596
300,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/42	267,642
245,000	Upper Darby PA Sch Dist, Ser A, BAM	4.00%	04/01/43	216,283
105,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/28	100,270
135,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/29	127,456
215,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/36	186,216
1,970,000	Westmoreland Cnty PA Muni Auth Ref, BAM	5.00%	08/15/42	2,001,106
				112,992,385
	Puerto Rico – 0.6%
6,558,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	5,962,140
429,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(f)	07/01/27	334,606
1,536,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(f)	07/01/31	939,284
3,500,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	2,944,212
				10,180,242
	Rhode Island – 0.3%
150,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/31	161,585
320,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/33	338,806
230,000	Providence RI Pub Bldgs Auth Rev, Ser B, AGM	5.00%	06/15/35	241,047
1,125,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/29	1,131,260
1,460,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/32	1,445,639
1,700,000	RI St Hlth & Eductnl Bldg Corp Rev Ref Hosp Fing Lifespan Oblig Grp	5.00%	05/15/39	1,602,440
				4,920,777
	South Carolina – 0.4%
2,250,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.25%	11/01/40	1,793,776
1,000,000	Greenville SC Hosp Sys Brd Hosp Facs Rev, Ser B	5.00%	05/01/30	1,008,791
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina (Continued)
$25,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	3.13%	12/01/22	$24,982
1,310,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/26	1,301,493
1,000,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	966,053
1,075,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/54	879,779
500,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes of SC Inc	5.00%	05/01/42	405,898
30,000	SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A	5.00%	08/01/23	30,394
355,000	SC St Pub Svc Auth Rev Ref, Ser A	4.00%	12/01/35	321,107
				6,732,273
	South Dakota – 0.2%
1,000,000	Lincoln Cnty SD Econ Dev Rev Ref Augustana Clg Assoc Proj, Ser A	4.00%	08/01/51	718,475
510,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev	5.00%	04/01/31	532,641
505,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev	5.00%	04/01/32	525,740
1,000,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev Ref Hsg & Auxiliary Facs Sys	5.00%	04/01/30	1,064,215
420,000	SD St Brd of Rgts Hsg & Auxiliary Fac Sys Rev, Ser B	5.00%	04/01/29	431,768
105,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/35	106,156
200,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/28	184,628
640,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/32	541,168
				4,104,791
	Tennessee – 1.5%
250,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	5.00%	08/01/34	252,593
200,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/37	174,053
825,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/34	833,557
2,500,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Commonspirit Hlth, Ser A-2	5.00%	08/01/44	2,387,502
325,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Stdt Hsg CDFI Phase I	5.00%	10/01/23	326,166
865,000	Met Govt Nashville & Davidson Cnty TN Elec Rev Sys, Ser A	5.00%	05/15/35	903,865
1,385,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/29	1,398,994
600,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/29	599,519
400,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/34	386,581
700,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Trevecca Nazarene Univ Proj	5.00%	10/01/39	656,285
3,000,000	Met Govt Nashville & Davidson Cnty TN, Ser A	4.00%	01/01/37	2,850,185
4,000,000	TN Energy Acq Corp Cmdy Proj Rev, Ser A (Mandatory put 11/01/31)	5.00%	05/01/52	3,899,902
4,000,000	TN St Energy Acq Corp Gas Rev (Mandatory put 11/01/25)	4.00%	11/01/49	3,889,144
3,435,000	TN St Energy Acq Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	3,427,666

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee (Continued)
$5,000,000	TN St Sch Bond Auth Hgr Eductnl Facs 2nd Prog Ref, Ser B (Pre-refunded maturity 11/01/25)	5.00%	11/01/45	$5,240,305
				27,226,317
	Texas – 6.7%
975,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/32	1,041,951
415,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/33	441,020
525,000	Arlington TX Hgr Edu Fin Corp Edu Rev	5.00%	08/15/34	555,435
565,000	Arlington TX Hgr Edu Fin Corp Edu Rev	4.00%	08/15/35	531,371
875,000	Arlington TX Hgr Edu Fin Corp Edu Rev	4.00%	08/15/36	815,659
1,645,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Legacy Trad Schs TX Proj, Ser A	4.13%	02/15/41	1,214,731
450,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/33	451,361
350,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/35	347,227
4,150,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/37	4,095,427
4,000,000	Austin TX Wtr & Wstwtr Sys Rev Ref	5.00%	11/15/42	4,153,990
910,000	Bexar Cnty Tx Rev Ref Tax Exempt Venue Proj	4.00%	08/15/38	831,644
600,000	Brd of Managers TX Jt Guadalupe Cnty City of Seguin Hosp Mtg Ref	5.00%	12/01/24	602,825
305,000	Celina TX Spl Assmnt Rev Ref the Lakes at Mustang Ranch Pub Impt Dt Phase #1 Proj, BAM	4.00%	09/01/29	301,759
350,000	Centrl TX Regl Mobility Auth Rev Ref	5.00%	01/01/27	362,574
600,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien (Pre-refunded maturity 01/01/23)	5.00%	01/01/33	601,675
850,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A (Pre-refunded maturity 07/01/25)	5.00%	01/01/29	886,587
130,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/35	134,229
700,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/38	708,892
445,000	Centrl TX Regl Mobility Auth Rev, Ser B	5.00%	01/01/39	448,395
600,000	Centrl TX Regl Mobility Auth Rev, Ser B	4.00%	01/01/40	522,538
640,000	Centrl TX Regl Mobility Auth Rev, Ser B	4.00%	01/01/41	547,525
500,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Schs	5.00%	08/15/32	500,349
840,000	Clifton TX Hgr Edu Fin Corp Edu Rev, Ser A	4.00%	12/01/25	816,868
415,000	Corpus Christi TX Util Sys Rev Junior Lien, Ser B	5.00%	07/15/35	441,075
1,300,000	Dallas TX Area Rapid Transit Sales Tax Rev Ref, Ser A	4.00%	12/01/34	1,270,018
490,000	Dallas TX Hotel Occupancy Tax Rev Ref	4.00%	08/15/37	435,260
4,350,000	Dallas-Fort Worth TX Intl Arpt Rev Ref, Ser A	4.00%	11/01/36	4,040,370
500,000	El Paso TX Ref, Ser A	4.00%	08/15/36	474,065
1,170,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.50%	12/01/31	910,849
1,500,000	Galveston TX Indep Sch Dist	5.00%	02/01/36	1,591,602
1,750,000	Galveston TX Indep Sch Dist	5.00%	02/01/37	1,849,317
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Ref Baylor Clg of Med	4.00%	11/15/30	997,849
1,100,000	Harris Cnty TX Ref Sr Lien Toll Road, Ser B	5.00%	08/15/36	1,132,200
2,600,000	Harris Cnty TX Ref Sr Lien, Ser A	5.00%	08/15/36	2,693,474
1,500,000	Hidalgo Cnty TX Regl Mobility Auth Toll & Vehcl Registration Sr Lien, Ser A	4.00%	12/01/37	1,320,578
1,770,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, Ser A, AMT	5.00%	07/01/27	1,760,439
2,750,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	2,735,019
2,500,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/39	2,154,462
250,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/40	213,243
2,000,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B-1, AMT	4.00%	07/15/41	1,540,712
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,730,000	Houston TX Cmnty Clg Ref	4.00%	02/15/37	$1,704,667
1,000,000	Houston TX Hotel Occupancy Tax & Spl Rev Ref Convention & Entertainment Facs Dept	5.00%	09/01/32	1,045,260
1,000,000	Houston TX Util Sys Rev Ref 1st Lien Subord, Ser D	5.00%	11/15/29	1,044,699
225,000	Imperial Redev Dist TX, BAM	4.50%	05/01/26	230,651
225,000	Imperial Redev Dist TX, BAM	4.50%	05/01/27	231,050
700,000	Justin TX Spl Assmnt Rev Timberbrook Pub Imp Dt #1 Imp Area #2 Proj (c)	3.38%	09/01/41	517,716
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pid #1 (c)	4.63%	09/01/39	446,721
430,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (c)	4.35%	08/15/25	435,707
410,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch, Ser A (c)	4.20%	08/15/25	414,524
1,250,000	Laredo TX Cmnty Clg Dist Combined Fee Rev Ref, BAM	4.00%	08/01/33	1,252,334
1,290,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (e)	5.13%	09/01/38	1,211,196
500,000	Liberty Hill TX Indep Sch Dist Ref	5.00%	08/01/30	527,078
3,795,000	Liberty Hill TX Indep Sch Dist Ref, Ser A (b)	5.00%	02/01/36	4,073,780
700,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/33	727,429
400,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/37	412,147
610,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/38	627,695
1,000,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/40	1,024,382
370,000	Mission TX Ctfs Oblig, AGM	5.00%	02/15/30	391,103
1,570,000	N Fort Bend TX Wtr Auth Wtr Sys Rev Ref, BAM	3.00%	12/15/35	1,297,752
700,000	N Parkway Muni Mgmt Dist #1 TX Contract Rev Legacy Hills Pub Impt Dt Phase #1A-1B Impts (c)	4.25%	09/15/51	547,168
2,003,000	N Parkway Muni Mgmt Dist #1 TX Spl Assmnt Rev Major Impts Proj (c)	4.75%	09/15/41	1,757,254
2,250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	2,328,904
1,000,000	N TX Tollway Auth Rev Ref First Tier Bonds, Ser A	5.25%	01/01/38	1,070,559
5,950,000	N TX Tollway Auth Rev Ref First Tier Bonds, Ser A	4.00%	01/02/38	5,456,554
170,000	N TX Tollway Auth Rev Ref Second Tier, Ser B	5.00%	01/01/29	182,270
1,525,000	N TX Tollway Auth Rev Ref Sys Second Tier, Ser B	5.00%	01/01/31	1,545,371
250,000	N TX Tollway Auth Rev Ref, Ser A	5.00%	01/01/33	258,409
1,415,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,366,155
1,200,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,148,844
250,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Wesleyan Homes Inc Proj Fin Corp	5.00%	01/01/50	178,809
2,000,000	New Hope Cultural Edu Facs Fincorp TX Edu Rev Ref Jubilee Acad Ctr (c)	4.00%	08/15/36	1,658,023
2,010,000	San Antonio TX Wtr Rev Ref Wtr Sys Junior Lien, Ser C	5.00%	05/15/38	2,123,463
2,690,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	5.00%	11/15/45	2,636,739
750,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Cook Children’s Med Ctr	4.00%	12/01/35	702,967
4,080,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Christus Hlth, Ser B	5.00%	07/01/43	4,037,524
1,635,000	TX St Muni Gas Acq & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/26	1,690,991
250,000	TX St Muni Gas Acq & Sply Corp III Gas Sply Rev Ref	5.00%	12/15/29	253,270

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$5,000,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr N Tarrant Express Managed Lanes Proj, Ser A	5.00%	12/31/34	$4,964,517
2,750,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Segment 3C Proj, AMT	5.00%	06/30/58	2,457,581
7,510,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser A	5.00%	08/15/39	7,741,620
865,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	881,268
785,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/30	844,946
250,000	TX St Wtr Dev Brd St Wtr Implementation Rev Fund for TX	4.00%	10/15/32	253,423
2,175,000	TX Wtr Dev Brd St Wtr Implementation Rev Fund Master Trust	5.00%	10/15/34	2,387,914
150,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/26	157,883
1,900,000	Univ of Houston TX Univ Revs Ref, Ser A	5.00%	02/15/35	1,963,311
1,560,000	Uptown Dev Auth TX Incr Contract Rev, Ser A	5.00%	09/01/36	1,524,101
500,000	Viridian TX Muni Mgmt Dist Ref Util Impt, BAM	6.00%	12/01/26	525,973
155,000	Viridian TX Muni Mgmt Dist Road Impt, BAM	5.00%	12/01/26	157,619
125,000	Viridian TX Muni Mgmt Dist Util Impt, BAM	5.00%	12/01/26	127,112
1,605,000	W Harris Cnty TX Regl Wtr Auth Wtr Sys Rev Ref, BAM	3.00%	12/15/36	1,263,592
				118,284,589
	Utah – 1.1%
4,400,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (c)	4.00%	03/01/51	3,015,953
1,370,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/30	1,417,274
1,400,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/31	1,444,980
1,515,000	Grand Cnty Sch Dist Loc Bldg Auth UT, AGM	5.00%	12/15/32	1,561,429
1,750,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-1	4.00%	06/01/52	1,211,258
1,500,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/41	1,127,705
1,250,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	851,439
400,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/32	409,267
325,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Acdmy	5.00%	04/15/37	332,111
1,590,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy Proj, Ser A (c)	5.00%	06/15/49	1,317,633
4,875,000	UT St Transit Auth Sales Tax Rev Ref Sub, BAM	5.00%	12/15/40	5,092,820
1,145,000	UT St Transit Auth Sales Tax Rev Ref, Subser A (Pre-refunded maturity 06/15/25)	5.00%	06/15/35	1,195,009
				18,976,878
	Vermont – 0.4%
550,000	Burlington VT Ref Lakeview Garage Proj, Ser A, COPS	5.00%	12/01/24	566,874
745,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/25	741,895
585,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	5.00%	05/01/26	580,014
2,000,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Casella Wst Sys Inc Remk, AMT (Mandatory put 04/03/28) (c)	4.63%	04/01/36	1,884,855
2,500,000	VT St Eductnl & Hlth Bldgs Fing Agy Rev Ref Univ of VT Med Ctr, Ser A	5.00%	12/01/33	2,555,280
				6,328,918
	Virginia – 1.3%
1,000,000	Chesapeake VA Hosp Auth Hosp Fac Rev Ref Chesapeake Regl Med Ctr	4.00%	07/01/35	920,734
1,365,000	Fairfax Cnty VA Econ Dev Auth Fac Rev Green Bond Cnty Fac Proj, Ser A	5.00%	10/01/39	1,452,283
4,590,000	Loudoun Cnty VA, Ser A	4.00%	12/01/41	4,316,901
1,100,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A	4.00%	01/01/29	1,020,098
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Virginia (Continued)
$5,595,000	Richmond VA Pub Util Rev, Ser A	4.00%	01/15/38	$5,397,254
200,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/36	169,868
350,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	4.00%	06/01/46	264,746
2,000,000	VA St Pub Bldg Auth Pub Facs Rev, Ser C, AMT	5.00%	08/01/33	2,048,593
1,000,000	VA St Res Auth Infra Rev Ref Infra VA Pooled Fing Prog, Ser C	4.00%	11/01/33	1,001,584
750,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA	4.00%	12/01/31	683,453
1,570,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/32	1,494,842
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/33	944,700
1,210,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/35	1,128,338
275,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/36	254,742
1,185,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Prerefunded Ref (Pre-refunded maturity 12/01/26)	5.00%	12/01/34	1,257,972
1,180,000	Wstrn VA Regl Jail Auth Regl Jail Facs Rev Unrefunded Ref	5.00%	12/01/34	1,245,749
				23,601,857
	Washington – 2.0%
1,235,000	Benton Cnty WA Pub Util Dist #1 Ref	4.00%	11/01/36	1,217,964
1,090,000	Centrl Puget Sound WA Regl Transit Auth Green Bond, Ser S-1	5.00%	11/01/36	1,137,266
1,250,000	Centrl Puget Sound WA Regl Transit Auth Sales & Use Tax Green Bond Ref & Impt, Ser S-1 (Pre-refunded maturity 11/01/25)	5.00%	11/01/35	1,311,898
1,250,000	Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A	5.00%	07/01/38	1,286,412
1,500,000	Fyi Properties WA Lease Rev Ref Green Bond WA Dis Proj	5.00%	06/01/38	1,557,656
530,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (c)	5.00%	01/01/32	547,146
5,000,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/39	4,935,683
2,315,000	Port of Seattle WA Rev Ref Intermediate Lien, Ser B, AMT	5.00%	08/01/37	2,326,123
2,000,000	Port of Seattle WA Rev Ref Intermediate Lien, Ser B, AMT	5.00%	08/01/39	1,978,707
3,000,000	Seattle WA Drain & Wstwtr Rev Ref	4.00%	07/01/36	2,925,574
270,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt Skagit Regl Hlth	4.00%	12/01/24	267,894
110,000	Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt, Ser A	5.00%	12/01/22	110,139
500,000	Snohomish Cnty WA Hsg Auth	5.00%	04/01/34	515,708
5,000,000	WA St Convention Ctr Pub Facs Dist Sub	4.00%	07/01/58	3,555,536
525,000	WA St Hgr Edu Facs Auth Seattle Univ Proj Rev	4.00%	05/01/45	432,559
1,850,000	WA St Hlthcare Facs Auth Overlake Hosp Med Ctr, Ser A	5.00%	07/01/35	1,879,920
305,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (c)	5.00%	12/01/28	319,161
450,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (c)	5.00%	12/01/32	457,371
50,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj	5.00%	07/01/28	50,289
2,449,145	WA St Hsg Fin Commn Social Ctf, Ser A-1	3.50%	12/20/35	2,071,131
2,500,000	WA St Ref R-2015D	5.00%	07/01/32	2,574,800
4,000,000	WA St, Ser B	5.00%	02/01/36	4,103,934
				35,562,871
	West Virginia – 0.4%
5,000,000	Kanawha Cnty WV Cnty Commn Stdt Hsg Rev WV Univ Fndtn Proj (Pre-refunded maturity 07/01/23) (c)	6.75%	07/01/45	5,110,029
1,000,000	S Charleston WV Spl Dist Excise Tax Ref S Charleston Park Place Proj, Ser A (c)	4.25%	06/01/42	740,036

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	West Virginia (Continued)
$1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Sr Arch Res Proj, AMT (Mandatory put 07/01/25)	5.00%	07/01/45	$988,177
				6,838,242
	Wisconsin – 2.1%
825,000	Fond Du Lac WI Sch Dist, Ser A, BAM	4.00%	04/01/35	817,482
1,255,000	Fond Du Lac WI Sch Dist, Ser A, BAM	4.00%	04/01/36	1,239,474
1,375,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (c)	5.00%	06/15/54	1,142,453
500,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (c)	5.00%	07/01/40	435,611
1,240,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (c)	4.20%	07/15/27	1,188,273
1,250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (c)	5.13%	07/15/37	1,177,794
2,000,000	Pub Fin Auth WI Edu Rev Coral Acdmy of Science Las Vegas, Ser A	4.00%	07/01/51	1,429,155
1,285,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	4.00%	07/01/27	1,228,904
1,730,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	1,666,104
1,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/47	911,884
1,000,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/52	898,447
1,275,000	Pub Fin Auth WI Edu Rev Triad Eductnl Sers Inc, Ser A	4.00%	06/15/41	1,030,403
425,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/34	418,962
1,000,000	Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B, AMT	5.00%	12/01/25	1,011,043
1,250,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	4.00%	06/01/35	1,144,803
2,000,000	Pub Fin Auth WI Hosp Rev Ref Renown Regl Med Ctr Proj, Ser A	4.00%	06/01/39	1,760,808
600,000	Pub Fin Auth WI Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc Oblig Grp, Ser A	4.00%	11/15/37	512,582
1,450,000	Pub Fin Auth WI Retmnt Fac Rev Ref Penick Vlg Oblig Grp (c)	5.00%	09/01/49	1,089,739
1,000,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (c)	5.00%	10/01/43	830,731
2,000,000	Pub Fin Auth WI Rev Green Bond Fargo Moorhead Met Area Flood Mgmnt, AMT	4.00%	03/31/56	1,375,332
1,500,000	Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A (c)	6.50%	01/01/41	1,175,136
600,000	Pub Fin Auth WI Rev TX Biomedical Rsrch Institute Proj, Ser A	4.00%	06/01/37	506,360
535,000	Pub Fin Auth WI Rev TX Biomedical Rsrch Institute Proj, Ser A	4.00%	06/01/38	447,901
1,595,000	Pub Fin Auth WI Stdt Hsg Rev Nc A&T Real Estate Fdtn LLC Proj, Ser B	5.00%	06/01/39	1,445,963
1,300,000	WI St Gen Fund Annual Approp Rev Ref, Ser B	5.00%	05/01/34	1,345,844
100,000	WI St Hlth & Eductnl Facs Auth Rev Marshfield Clinic Hlth Sys, Ser A	4.00%	02/15/36	90,300
3,650,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/36	3,706,449
1,780,000	WI St Hlth & Eductnl Facs Auth Rev Ref Beloit Hlth Sys Inc	4.00%	07/01/36	1,588,652
1,135,000	WI St Hlth & Eductnl Facs Auth Rev Ref Froedtert Hlth Inc Oblg, Ser A	4.00%	04/01/39	1,013,957
1,175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/31	1,193,040
175,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/33	176,707
700,000	WI St Hlth & Eductnl Facs Auth Rev Ref Rogers Memorial Hosp Inc, Ser A	5.00%	07/01/44	669,436
435,000	WI St Hlth & Eductnl Facs Auth Rev St Johns Cmntys Inc Proj, Ser A (Pre-refunded maturity 09/15/23)	5.00%	09/15/30	441,223
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$2,000,000	WI St Ref, Ser 3	4.00%	11/01/34	$1,997,489
				37,108,441
Total Investments – 96.0%	1,688,294,265
(Cost $1,843,107,095)
Net Other Assets and Liabilities – 4.0%	69,517,588
Net Assets – 100.0%	$1,757,811,853
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
10-Year U.S. Treasury Notes	Short	258	Dec 2022	$ (28,533,188)	$1,658,859
U.S. Treasury Long Bonds	Short	228	Dec 2022	(27,474,000)	3,548,250
Ultra 10-Year U.S. Treasury Notes	Short	496	Dec 2022	(57,528,250)	2,015,516
				$(113,535,438)	$7,222,625

(a)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)	When-issued security. The interest rate shown reflects the rate in effect at October 31, 2022. Interest will begin accruing on the security’s first settlement date.
(c)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2022, securities noted as such amounted to $114,852,525 or 6.5% of net assets.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(e)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(f)	Zero coupon bond.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
GARVEE	Grant Anticipation Revenue Vehicle
NATL-RE	National Public Finance Guarantee Corp.

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Portfolio of Investments (Continued)
October 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 1,688,294,265	$ —	$ 1,688,294,265	$ —
Futures Contracts	7,222,625	7,222,625	—	—
Total	$ 1,695,516,890	$ 7,222,625	$ 1,688,294,265	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Assets and Liabilities
October 31, 2022
ASSETS:
Investments, at value (Cost $1,843,107,095)	$ 1,688,294,265
Cash	51,653,267
Cash segregated as collateral for open futures contracts	4,158,835
Receivables:
Interest	23,696,598
Fund shares sold	19,347,033
Investment securities sold	4,489,025
Total Assets	1,791,639,023
LIABILITIES:
Payables:
Investment securities purchased	32,260,937
Variation margin	818,875
Investment advisory fees	747,358
Total Liabilities	33,827,170
NET ASSETS	$1,757,811,853
NET ASSETS consist of:
Paid-in capital	$ 2,035,287,887
Par value	363,500
Accumulated distributable earnings (loss)	(277,839,534)
NET ASSETS	$1,757,811,853
NET ASSET VALUE, per share	$48.36
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	36,350,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statement of Operations
For the Year Ended October 31, 2022
INVESTMENT INCOME:
Interest	$ 59,912,495
Total investment income	59,912,495
EXPENSES:
Investment advisory fees	14,254,119
Total expenses	14,254,119
Fees waived by the investment advisor	(3,289,412)
Net expenses	10,964,707
NET INVESTMENT INCOME (LOSS)	48,947,788
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(124,528,829)
Futures contracts	16,279,901
Net realized gain (loss)	(108,248,928)
Net increase from payment by the advisor	5,130
Net change in unrealized appreciation (depreciation) on:
Investments	(245,032,914)
Futures contracts	7,962,060
Net change in unrealized appreciation (depreciation)	(237,070,854)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(345,314,652)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(296,366,864)
See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2022	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ 48,947,788	$ 41,667,232
Net realized gain (loss)	(108,248,928)	575,194
Net increase from payment by the advisor	5,130	4,688
Net change in unrealized appreciation (depreciation)	(237,070,854)	29,567,010
Net increase (decrease) in net assets resulting from operations	(296,366,864)	71,814,124
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(48,226,078)	(41,343,498)
Return of capital	—	(653,379)
Total distributions to shareholders	(48,226,078)	(41,996,877)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	434,158,734	683,145,950
Cost of shares redeemed	(725,159,348)	(34,043,084)
Net increase (decrease) in net assets resulting from shareholder transactions	(291,000,614)	649,102,866
Total increase (decrease) in net assets	(635,593,556)	678,920,113
NET ASSETS:
Beginning of period	2,393,405,409	1,714,485,296
End of period	$1,757,811,853	$2,393,405,409
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	42,350,002	30,950,002
Shares sold	8,100,000	12,000,000
Shares redeemed	(14,100,000)	(600,000)
Shares outstanding, end of period	36,350,002	42,350,002

See Notes to Financial Statements

First Trust Managed Municipal ETF (FMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 56.51	$ 55.40	$ 55.38	$ 51.75	$ 53.16
Income from investment operations:
Net investment income (loss)	1.20	1.13	1.23	1.35	1.35
Net realized and unrealized gain (loss)	(8.17)	1.12	0.05	3.67	(1.41)
Total from investment operations	(6.97)	2.25	1.28	5.02	(0.06)
Distributions paid to shareholders from:
Net investment income	(1.18)	(1.12)	(1.23)	(1.36)	(1.35)
Return of capital	—	(0.02)	(0.03)	(0.03)	—
Total distributions	(1.18)	(1.14)	(1.26)	(1.39)	(1.35)
Net asset value, end of period	$48.36	$56.51	$55.40	$55.38	$51.75
Total return (a)	(12.47)% (b)	4.06% (b)	2.33%	9.79%	(0.12)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,757,812	$ 2,393,405	$ 1,714,485	$ 1,135,258	$ 455,371
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	2.23%	1.99%	2.24%	2.53%	2.60%
Portfolio turnover rate (c)	63%	9%	35%	26%	42%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.
(b)	During the fiscal years ended October 31, 2022 and 2021, the Fund received reimbursements from the advisor in the amounts of $5,130 and $4,688, respectively, each representing less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Managed Municipal ETF (FMB)
October 31, 2022
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Managed Municipal ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMB” on The Nasdaq Stock Market LLC. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2022, is included with the Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2022, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Brookstone CDD FL Spl Assmnt Rev CDD, 3.88%, 11/01/23	01/24/18	$185,000	$98.87	$185,000	$182,911	0.01%
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A, 5.25%, 07/01/28	09/04/18	700,000	97.93	705,040	685,538	0.04
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A, 5.88%, 07/01/38	09/04/18	1,000,000	95.70	1,003,444	957,013	0.05
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 5.13%, 09/01/38	05/04/18	1,290,000	93.89	1,290,000	1,211,196	0.07
Timber Creek CDD FL Spl Assmnt Rev, 4.13%, 11/01/24	06/21/18	135,000	98.80	135,000	133,385	0.01
				$3,318,484	$3,170,043	0.18%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $4,158,835 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2022 and 2021, was as follows:
Distributions paid from:	2022	2021
Ordinary income	$174,605	$1,652
Capital gains	—	—
Tax-exempt income	48,051,473	41,341,846
Return of capital	—	653,379
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$440,113
Accumulated capital and other gain (loss)	(122,643,308)
Net unrealized appreciation (depreciation)	(155,636,339)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of October 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022
when there has been a 50% change in ownership. At October 31, 2022, for federal income tax purposes, the Fund had $122,643,308 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2022, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(347,699)	$347,699	$—
As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,851,153,229	$364,463	$(156,000,802)	$(155,636,339)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until March 1, 2023. At that point, the waiver agreement will expire and will not be renewed. First Trust does not have the right to recover the fees waived. During the fiscal year ended October 31, 2022, the Advisor waived fees of $3,289,412.
During the fiscal years ended October 31, 2022 and October 31, 2021, the Fund received payments from the Advisor of $5,130 and $4,688, respectively, in connection with a trade error.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $1,342,687,056 and $1,555,183,673, respectively.
For the fiscal year ended October 31, 2022, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 7,222,625	Unrealized depreciation on futures contracts*	$ —
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$16,279,901
Net change in unrealized appreciation (depreciation) on futures contracts	7,962,060
During the fiscal year ended October 31, 2022, the notional value of futures contracts opened and closed were $1,487,625,410 and $1,485,609,412, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption

Notes to Financial Statements (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022
process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2024.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV has a $305 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Between March 2, 2022 and October 30, 2022, the commitment amount was $280 million, and prior to March 2, 2022, the commitment amount was $355 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2022.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund. Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund’s net assets reach certain predefined levels.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Managed Municipal ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Managed Municipal ETF (FMB)
October 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
For the taxable year ended October 31, 2022, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.64%
Alternative Minimum Tax (AMT)	9.44%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022 (Unaudited)
not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022 (Unaudited)
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Managed Municipal ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022 (Unaudited)
a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 12–13, 2022 meeting, the Board also received a presentation from representatives of the Advisor’s Municipal Securities Team, who discussed the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least March 1, 2023. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2021.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Board Considerations Regarding Approval of Amendment to the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the amendment (the “Amendment”) of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Managed Municipal ETF (the “Fund”).
The Board approved the Amendment at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12–13, 2022 and September 18–19, 2022. Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.
In reviewing the Amendment, the Board considered that the purpose of the Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. The Board noted the Advisor’s representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee for the Fund and that the modified unitary fee rate schedule for the Fund under the Amendment would not be implemented until the expiration of the Fund’s contractual fee waiver. The Board considered that the effective unitary fee rate paid by the Fund under the Agreement after taking into account the contractual fee waiver is less than the effective unitary fee rate that the Fund would pay pursuant to the modified unitary fee rate schedule under the Amendment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.

Board of Trustees and Officers
First Trust Managed Municipal ETF (FMB)
October 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	223	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	223	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	223	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	223	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	223	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	223	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Managed Municipal ETF (FMB)
October 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Managed Municipal ETF (FMB)
October 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust Long/Short Equity ETF (FTLS)

Annual Report
For the Year Ended
October 31, 2022

First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Long/Short Equity ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Long/Short Equity ETF (FTLS)
Annual Letter from the Chairman and CEO
October 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Long/Short Equity ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2022.
As I’m writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the November mid-term election. For the most part, except for a few seats in Congress, the election is behind us. We learned there would be no “red wave” (Republicans gaining a strong majority in Congress) but likely gridlock ahead. Gridlock has been good for stock market investors in the past few decades, particularly when there’s been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief Economist at First Trust.
The Federal Reserve (the “Fed”) has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to 4.00%. The Fed’s actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index (“CPI”) is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31, 2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!
Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500® Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500® Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October 2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa. As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Long/Short Equity ETF (FTLS)
The First Trust Long/Short Equity ETF’s (the “Fund”) investment objective is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-listed equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts.
The Fund’s portfolio is composed of both long and short positions in equity securities and ETFs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.
Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/22	5 Years Ended 10/31/22	Inception (9/8/14) to 10/31/22	5 Years Ended 10/31/22	Inception (9/8/14) to 10/31/22
Fund Performance
NAV	-2.74%	5.76%	6.79%	32.33%	70.80%
Market Price	-2.76%	5.77%	6.80%	32.35%	70.86%
Index Performance
S&P 500® Index	-14.61%	10.44%	10.51%	64.31%	125.69%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)
Portfolio Sector Allocation	% of Total Investments – Long Positions
Information Technology	23.2%
Health Care	17.9
Financials	13.4
Industrials	10.5
Energy	10.2
Consumer Discretionary	8.2
Consumer Staples	7.5
Materials	4.3
Communication Services	4.0
Real Estate	0.6
Utilities	0.2
Total	100.0%

Portfolio Sector Allocation	% of Total Investments Sold Short
Information Technology	20.6%
Industrials	15.8
Materials	12.7
Financials	11.3
Consumer Staples	10.0
Health Care	9.9
Communication Services	6.4
Energy	6.2
Consumer Discretionary	6.1
Real Estate	1.0
Total	100.0%
Top Ten Investments – Long Positions	% of Net Assets
Apple, Inc.	4.4%
Microsoft Corp.	2.3
AstraZeneca PLC, ADR	1.7
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1.6
Gilead Sciences, Inc.	1.5
Hershey (The) Co.	1.4
Walgreens Boots Alliance, Inc.	1.3
CVS Health Corp.	1.3
Amazon.com, Inc.	1.2
UnitedHealth Group, Inc.	1.2
Total	17.9%

Top Ten Investments Sold Short	% of Net Assets
PepsiCo., Inc.	-0.7%
Northrop Grumman Corp.	-0.7
Raytheon Technologies Corp.	-0.6
Oracle Corp.	-0.6
Verizon Communications, Inc.	-0.5
Baker Hughes Co.	-0.5
Intel Corp.	-0.5
PNC Financial Services Group (The), Inc.	-0.5
Estee Lauder (The) Cos., Inc., Class A	-0.4
Bank of America Corp.	-0.4
Total	-5.4%

Fund Allocation	% of Net Assets
Common Stocks	84.1%
Exchange-Traded Funds	4.9
Master Limited Partnerships	1.2
Real Estate Investment Trusts	0.5
Common Stocks Sold Short	(22.3)
Real Estate Investment Trusts Sold Short	(0.2)
Net Other Assets and Liabilities *	31.8
Total	100.0%

*	Includes variation margin on futures contracts.

Fund Performance Overview (Unaudited) (Continued)
First Trust Long/Short Equity ETF (FTLS)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2022 (Unaudited)
Investment Advisor
First Trust Advisors L.P. (“First Trust”) is the investment advisor to First Trust Long/Short Equity ETF (the “Fund” or “FTLS”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
Portfolio Management Team
John Gambla – CFA, FRM, PRM, Senior Portfolio Manager of First Trust, FTA- Alternatives Investment Team
Rob A. Guttschow – CFA, Senior Portfolio Manager of First Trust, FTA- Alternatives Investment Team
Commentary
The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment objective is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed securities and ETFs. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. ETFs that provide exposure to U.S. exchange-listed securities.
Overall Market Recap
U.S. economic growth was mixed during the 12-month period ended October 31, 2022. The first quarter of the period was strong, with 2021 third quarter annualized gross domestic product (“GDP”) growth of 7.0%. As 2022 began, growth turned negative for the first half of 2022 with GDP declining by an average  -1.1% annualized for the semi-annual period. Third quarter annualized growth rebounded to a 2.6% annual rate. Despite two quarters of negative growth, the economy does not appear to be in a recession as the unemployment rate is very low at 3.7%, down from 4.6% one year ago. Job growth has been positive every month of the 12-month period ended October 31, 2022, with the total number of new jobs (BLS Non-Farm Payrolls) created in the period being 5.3 million.
Good news on the jobs front is being partially offset by bad news on the inflation and earnings front. After years of declining and/or low inflation, as measured by the Consumer Price Index (“CPI”), inflation surged from the pandemic lows of 0.1% year-over-year (“YOY”) in May of 2020. After jumping to 6.2% YOY at this time last year, the CPI maintained its upward trend, reaching a cycle high of 9.1% YOY in June of 2022. Subsequently, with a decline in energy prices, the CPI has fallen back to “only” 7.7% as of the October 2022 reading. Inflation is pernicious as it erodes the purchase power of the dollar and employee earnings, resulting in a decline in real living standards. As a measure of its impact, employment earnings growth looks attractive for 2022, with average hourly earnings up 4.7% for the 12-month period ended October 31, 2022. However, after accounting for inflation, U.S. real average weekly earnings declined by  3.7% during the same period, meaning that on average, U.S. workers took a big pay cut in 2022.
The U.S. Federal Reserve (the “Fed”), to quell inflation, has begun to aggressively hike interest rates. The Fed raised its benchmark short term interest rate by 0.25% in March 2022, 0.50% in May 2022, and then by 0.75% in June, July, and September of 2022. Expectations are for another 0.75% increase in November 2022. With the increasing Fed benchmark rate, interest rates for the U.S. consumer have also risen. One common and very impactful rate, the 30-year mortgage rate as measured by Freddie Mac, increased from 3.14% one year ago to 7.08% as of September 27, 2022. Higher short-term interest rates have increased the attractiveness of the U.S. Dollar, with the U.S. Dollar Index rising by 18.49% during the 12-month period ended October 31, 2022.
The U.S. equity market, as represented by the S&P 500® Index, sold off during the same period, down 14.61%. Higher inflation, higher interest rates, and a strong dollar are all potential drags on future earnings. Riskier, smaller capitalization stocks, as represented by the Russell 2000® Index, performed poorly during the same period, declining by 18.54%. With rising interest rates, bond investments also were hard hit during the same period with the broad-based Bloomberg Aggregate Index down 15.68% for the same period.
Fund Performance
The Fund returned -2.76% on a market price basis and -2.74% on a net asset value basis for the 12-month period ended October 31, 2022. The Fund’s benchmark, the S&P 500® Index (the “Benchmark”) returned -14.61% during the same period.
During the same period, the net positions within the portfolio (long holdings minus short holdings) decreased from 63.2% at the beginning of the period to 54.57% at the end of the period. The decrease was the result of a 6.91% decrease in the long positions and a 5.17% increase in the size of the short positions.

Portfolio Commentary (Continued)
First Trust Long/Short Equity ETF (FTLS)
Annual Report
October 31, 2022 (Unaudited)
The Fund’s long positions, as stand-alone investments, outperformed the Benchmark with stock selection being particularly effective in the Consumer Discretionary, Financial, and Communication Services sectors. Offsetting some of that outperformance was the Fund’s poor stock selection in the Information Technology, Industrials, and Health Care sectors. The Fund also benefitted from overweights in the Energy and Materials sectors and underweights in the Communication Services and Consumer Discretionary sectors. The only sector allocation during the period which was a negative contributor to the relative performance of the long equity portfolio was an underweight to the Utilities sector.
During the 12-month period ended October 31, 2022, the short portfolio added significantly to total returns as the short equity selections fell in value during the period. On a relative basis, the shorts fell in value by more than the Benchmark, boosting relative returns in addition to absolute returns. The Fund’s usage of short positions in futures contracts were particularly beneficial as the equities fell in value during the period by more than the Benchmark. Within the individually selected short stock positions, the short selections in the Information Technology, Health Care, and Consumer Discretionary sectors were particularly beneficial as the shorted stocks declined by more the Benchmark. Offsetting some of the beneficial stock selection was the allocation impact within the Consumer Discretionary, Energy, and Utilities sectors, all of which hurt relative performance of the short portfolio.
Overall, the Fund significantly outperformed the unmanaged, unhedged Benchmark during the same period.
Market and Fund Outlook
Today, we believe the Fund is well positioned to achieve its primary objective of seeking to provide investors with long term total return. As of October 31, 2022, the Fund is invested in a broad array of U.S. equity securities with a net market exposure of approximately 54.6% versus its unmanaged Benchmark’s exposure of 100%. In our opinion, the Fund’s combination of a broadly diversified portfolio, which includes long high-quality stocks and short low-quality stocks, as measured by an earnings quality model, positions the Fund well to continue to achieve its investment objective of seeking to provide investors with long term total return.

First Trust Long/Short Equity ETF (FTLS)
Understanding Your Fund Expenses
October 31, 2022 (Unaudited)
As a shareholder of the First Trust Long/Short Equity ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (a)(b)
First Trust Long/Short Equity ETF (FTLS)
Actual	$1,000.00	$979.10	1.36%	$6.78
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.36%	$6.92

(a)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments
October 31, 2022
Shares/ Units	Description	Value
COMMON STOCKS – 84.1%
	Aerospace & Defense – 0.5%
4,518	TransDigm Group, Inc. (a)	$2,601,284
	Air Freight & Logistics – 0.2%
67,493	ZTO Express Cayman, Inc., ADR	1,139,957
	Airlines – 0.6%
47,136	Alaska Air Group, Inc. (b)	2,095,667
16,707	Ryanair Holdings PLC, ADR (b)	1,150,945
		3,246,612
	Auto Components – 0.3%
30,579	Magna International, Inc.	1,704,168
	Automobiles – 1.5%
151,285	Stellantis N.V.	2,045,373
21,796	Tesla, Inc. (b)	4,959,462
19,226	Winnebago Industries, Inc.	1,147,600
		8,152,435
	Banks – 2.7%
117,891	Citigroup, Inc.	5,406,481
41,994	HSBC Holdings PLC, ADR	1,088,064
23,512	JPMorgan Chase & Co. (a)	2,959,691
110,629	US Bancorp.	4,696,201
		14,150,437
	Beverages – 0.5%
12,696	Celsius Holdings, Inc. (b)	1,156,352
32,706	Coca-Cola European Partners PLC	1,538,817
		2,695,169
	Biotechnology – 3.0%
21,718	AbbVie, Inc.	3,179,515
5,661	Amgen, Inc.	1,530,451
99,230	Gilead Sciences, Inc.	7,785,586
49,425	Horizon Therapeutics PLC (b)	3,080,166
		15,575,718
	Building Products – 0.7%
13,283	Advanced Drainage Systems, Inc.	1,539,234
28,228	Owens Corning	2,416,599
		3,955,833
	Capital Markets – 0.8%
16,890	CME Group, Inc.	2,927,037
21,781	Tradeweb Markets, Inc., Class A	1,199,697
		4,126,734
	Chemicals – 2.2%
42,505	CF Industries Holdings, Inc. (a)	4,516,581
22,968	Mosaic (The) Co.	1,234,530
47,184	Sociedad Quimica y Minera de Chile SA, ADR	4,420,197
11,852	Westlake Corp.	1,145,496
		11,316,804
	Commercial Services & Supplies – 2.2%
13,060	Cintas Corp.	5,583,803

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Commercial Services & Supplies (Continued)
8,500	Republic Services, Inc.	$1,127,270
45,162	Rollins, Inc.	1,900,417
24,114	Waste Connections, Inc.	3,180,878
		11,792,368
	Construction Materials – 0.2%
9,631	Eagle Materials, Inc.	1,177,968
	Consumer Finance – 0.2%
10,872	Capital One Financial Corp.	1,152,649
	Containers & Packaging – 0.3%
28,244	Sealed Air Corp.	1,344,979
	Diversified Consumer Services – 0.4%
52,668	H&R Block, Inc.	2,167,288
	Diversified Financial Services – 0.8%
13,953	Berkshire Hathaway, Inc., Class B (b)	4,117,391
	Diversified Telecommunication Services – 0.1%
7,526	Iridium Communications, Inc. (b)	387,815
66,573	Sitios Latinoamerica S.A.B. de C.V. (b)	19,723
		407,538
	Electric Utilities – 0.2%
11,136	Duke Energy Corp.	1,037,652
	Electrical Equipment – 1.5%
7,489	Hubbell, Inc.	1,778,488
23,937	Rockwell Automation, Inc.	6,111,116
		7,889,604
	Electronic Equipment, Instruments & Components – 0.7%
29,363	TE Connectivity Ltd.	3,589,039
	Food & Staples Retailing – 1.6%
45,343	Sprouts Farmers Market, Inc. (b)	1,337,619
190,820	Walgreens Boots Alliance, Inc. (a)	6,964,930
		8,302,549
	Food Products – 3.0%
75,383	Campbell Soup Co.	3,988,515
119,313	Conagra Brands, Inc.	4,378,787
30,087	Hershey (The) Co. (a)	7,183,873
		15,551,175
	Health Care Equipment & Supplies – 0.4%
30,107	Lantheus Holdings, Inc. (b)	2,227,617
	Health Care Providers & Services – 6.0%
20,952	AMN Healthcare Services, Inc. (b)	2,629,476
76,043	Centene Corp. (b)	6,473,541
72,510	CVS Health Corp.	6,866,697
25,299	Henry Schein, Inc. (b)	1,731,969
10,950	Molina Healthcare, Inc. (a) (b)	3,929,517
24,218	Quest Diagnostics, Inc.	3,478,916
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Health Care Providers & Services (Continued)
11,706	UnitedHealth Group, Inc.	$6,498,586
		31,608,702
	Health Care Technology – 0.4%
14,090	Veeva Systems, Inc., Class A (b)	2,366,275
	Hotels, Restaurants & Leisure – 1.9%
2,697	Booking Holdings, Inc. (b)	5,041,987
39,039	Restaurant Brands International, Inc.	2,318,136
26,846	Texas Roadhouse, Inc.	2,656,412
		10,016,535
	Household Durables – 0.2%
37,632	KB Home	1,084,554
	Household Products – 0.5%
19,917	Procter & Gamble (The) Co.	2,682,222
	Insurance – 2.7%
27,185	Chubb Ltd.	5,841,785
11,005	RenaissanceRe Holdings Ltd.	1,702,253
43,818	W.R. Berkley Corp.	3,259,183
15,447	Willis Towers Watson PLC	3,370,690
		14,173,911
	Interactive Media & Services – 1.8%
45,570	Alphabet, Inc., Class A (a) (b)	4,306,820
42,080	Alphabet, Inc., Class C (a) (b)	3,983,293
118,918	Kanzhun Ltd., ADR (b)	1,299,774
		9,589,887
	Internet & Direct Marketing Retail – 1.7%
63,583	Amazon.com, Inc. (a) (b)	6,513,443
58,673	JD.com, Inc., ADR	2,187,916
		8,701,359
	IT Services – 3.1%
17,480	Accenture PLC, Class A	4,962,572
62,166	Cognizant Technology Solutions Corp., Class A	3,869,834
76,609	Shopify, Inc., Class A (b)	2,622,326
22,364	Visa, Inc., Class A (a)	4,632,926
		16,087,658
	Life Sciences Tools & Services – 0.8%
10,697	ICON PLC (b)	2,116,294
8,570	Medpace Holdings, Inc. (b)	1,902,369
		4,018,663
	Machinery – 3.3%
6,333	Caterpillar, Inc.	1,370,841
57,778	Fortive Corp.	3,692,014
10,414	IDEX Corp.	2,315,136
49,549	Ingersoll Rand, Inc.	2,502,225
19,570	Parker-Hannifin Corp.	5,687,433
8,253	Snap-on, Inc.	1,832,579
		17,400,228

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Media – 0.4%
66,402	Fox Corp., Class A	$1,917,026
	Metals & Mining – 1.2%
19,851	Franco-Nevada Corp.	2,453,187
8,740	Nucor Corp.	1,148,261
89,139	Wheaton Precious Metals Corp.	2,913,954
		6,515,402
	Oil, Gas & Consumable Fuels – 8.1%
108,102	Antero Midstream Corp.	1,151,286
31,165	Antero Resources Corp. (b)	1,142,509
66,026	Canadian Natural Resources Ltd.	3,957,598
70,470	Cenovus Energy, Inc.	1,423,494
7,754	Cheniere Energy, Inc.	1,367,883
13,110	Chesapeake Energy Corp.	1,340,760
7,976	Chevron Corp.	1,442,858
19,757	Civitas Resources, Inc.	1,381,212
36,078	ConocoPhillips	4,549,075
43,016	Coterra Energy, Inc.	1,339,088
58,455	Exxon Mobil Corp.	6,477,399
66,831	Kinder Morgan, Inc.	1,210,978
55,235	Magnolia Oil & Gas Corp., Class A	1,418,435
12,885	Marathon Petroleum Corp.	1,463,994
21,893	Matador Resources, Co.	1,454,790
40,681	Occidental Petroleum Corp.	2,953,441
19,742	ONEOK, Inc.	1,171,095
36,758	PBF Energy, Inc., Class A	1,626,541
111,471	Petroleo Brasileiro S.A., ADR	1,429,058
5,490	Pioneer Natural Resources Co.	1,407,691
11,842	Valero Energy Corp.	1,486,763
36,320	Williams (The) Cos., Inc.	1,188,754
		42,384,702
	Pharmaceuticals – 5.6%
149,214	AstraZeneca PLC, ADR (a)	8,775,275
297,675	Bausch Health Cos., Inc. (b)	1,934,888
22,077	Johnson & Johnson (a)	3,840,736
36,111	Merck & Co, Inc.	3,654,433
67,195	Novartis AG, ADR	5,451,530
45,159	Novo Nordisk A/S	4,915,106
100,692	SIGA Technologies, Inc.	925,359
		29,497,327
	Semiconductors & Semiconductor Equipment – 4.9%
34,715	Analog Devices, Inc.	4,951,053
8,121	ASML Holding N.V.	3,836,523
6,232	Broadcom, Inc.	2,929,788
43,706	Microchip Technology, Inc.	2,698,408
19,481	NVIDIA Corp.	2,629,351
139,161	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (a)	8,565,360
		25,610,483
	Software – 8.0%
17,960	Adobe, Inc. (a) (b)	5,720,260
18,266	Autodesk, Inc. (b)	3,914,404
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022
Shares/ Units	Description	Value
COMMON STOCKS (Continued)
	Software (Continued)
15,514	Cadence Design Systems, Inc. (b)	$2,348,664
10,493	CyberArk Software Ltd. (b)	1,646,457
99,468	Gen Digital, Inc., Class A	2,241,014
10,703	Intuit, Inc.	4,575,533
53,043	Microsoft Corp. (a)	12,312,872
6,109	Nice Ltd., ADR (b)	1,160,038
9,114	Qualys, Inc. (b)	1,299,292
19,933	Salesforce, Inc. (b)	3,240,906
11,493	Synopsys, Inc. (b)	3,362,277
		41,821,717
	Specialty Retail – 1.2%
923	AutoZone, Inc. (b)	2,337,848
13,120	Home Depot (The), Inc.	3,885,226
		6,223,074
	Technology Hardware, Storage & Peripherals – 4.4%
151,940	Apple, Inc. (a)	23,298,480
	Textiles, Apparel & Luxury Goods – 0.2%
16,571	Crocs, Inc. (b)	1,172,398
	Tobacco – 1.3%
106,031	Altria Group, Inc. (a)	4,906,054
43,234	British American Tobacco PLC, ADR	1,712,931
		6,618,985
	Trading Companies & Distributors – 0.4%
17,794	Ferguson PLC	1,944,172
	Wireless Telecommunication Services – 1.4%
69,480	America Movil SAB de CV, ADR, Class L	1,306,919
24,521	T-Mobile US, Inc. (b)	3,716,403
188,625	Vodafone Group PLC, ADR	2,227,661
		7,250,983
	Total Common Stocks	441,407,711
	(Cost $457,605,190)
EXCHANGE-TRADED FUNDS – 4.9%
	Capital Markets – 4.9%
33,907	iShares Rusell 1000 Value ETF	5,077,234
36,183	iShares S&P 500 Value ETF	5,186,110
79,138	Schwab U.S. Large-Cap Value ETF	5,137,639
135,110	SPDR Portfolio S&P 500 Value ETF	5,190,926
52,575	Vanguard Mega Cap Value ETF	5,299,034
	Total Exchange-Traded Funds	25,890,943
	(Cost $25,858,618)
MASTER LIMITED PARTNERSHIPS – 1.2%
	Oil, Gas & Consumable Fuels – 1.2%
84,472	Enterprise Products Partners, L.P.	2,132,918
13,985	Hess Midstream, L.P., Class A (c)	404,726
31,075	Magellan Midstream Partners, L.P.	1,676,496

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
56,313	MPLX, L.P.	$1,888,738
	Total Master Limited Partnerships	6,102,878
	(Cost $6,147,726)
REAL ESTATE INVESTMENT TRUSTS – 0.5%
	Equity Real Estate Investment Trusts – 0.5%
10,320	Crown Castle, Inc.	1,375,243
42,013	Weyerhaeuser Co.	1,299,462
	Total Real Estate Investment Trusts	2,674,705
	(Cost $3,382,644)
Total Investments – 90.7%	476,076,237
(Cost $492,994,178)

Shares	Description	Value
COMMON STOCKS SOLD SHORT – (22.3)%
	Aerospace & Defense – (1.7)%
(7,780)	Boeing (The) Co. (b)	(1,108,728)
(4,211)	BWX Technologies, Inc.	(239,943)
(1,574)	Curtiss-Wright Corp.	(264,164)
(4,242)	Kratos Defense & Security Solutions, Inc. (b)	(47,001)
(4,089)	Mercury Systems, Inc. (b)	(197,908)
(6,238)	Northrop Grumman Corp.	(3,424,724)
(35,872)	Raytheon Technologies Corp.	(3,401,383)
(26,387)	Rocket Lab USA, Inc. (b)	(134,310)
(2,731)	Woodward, Inc.	(250,433)
		(9,068,594)
	Air Freight & Logistics – (0.0)%
(3,522)	GXO Logistics, Inc. (b)	(128,694)
	Auto Components – (0.0)%
(12,613)	Solid Power, Inc. (b)	(70,759)
	Automobiles – (0.1)%
(16,812)	Rivian Automotive, Inc., Class A (b)	(587,916)
	Banks – (0.9)%
(59,117)	Bank of America Corp.	(2,130,577)
(15,161)	PNC Financial Services Group (The), Inc.	(2,453,504)
		(4,584,081)
	Beverages – (0.7)%
(19,018)	PepsiCo, Inc.	(3,453,288)
(6,567)	Primo Water Corp.	(95,813)
		(3,549,101)
	Biotechnology – (0.1)%
(8,036)	Natera, Inc. (b)	(377,370)
	Capital Markets – (0.7)%
(1,758)	B. Riley Financial, Inc.	(71,515)
(31,774)	Bank of New York Mellon (The) Corp.	(1,338,003)
(6,647)	Franklin Resources, Inc.	(155,872)
(29,386)	Invesco, Ltd.	(450,194)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Capital Markets (Continued)
(10,725)	Janus Henderson Group PLC	$(244,208)
(4,856)	Lazard Ltd., Class A	(183,120)
(7,102)	Northern Trust Corp.	(599,054)
(9,682)	State Street Corp.	(716,468)
		(3,758,434)
	Chemicals – (1.8)%
(8,157)	Air Products & Chemicals, Inc.	(2,042,513)
(3,560)	Ashland Global Holdings, Inc.	(373,515)
(18,199)	Axalta Coating Systems Ltd. (b)	(424,401)
(31,336)	Corteva, Inc.	(2,047,494)
(24,173)	DuPont de Nemours, Inc.	(1,382,696)
(8,472)	Ecolab, Inc.	(1,330,697)
(3,427)	International Flavors & Fragrances, Inc.	(334,510)
(10,240)	Origin Materials, Inc. (b)	(58,163)
(10,135)	PPG Industries, Inc.	(1,157,214)
(4,776)	Scotts Miracle-Gro (The) Co.	(219,266)
		(9,370,469)
	Commercial Services & Supplies – (0.1)%
(12,320)	ACV Auctions, Inc., Class A (b)	(112,359)
(7,738)	KAR Auction Services, Inc. (b)	(112,433)
(1,004)	MSA Safety, Inc.	(134,777)
(2,892)	Stericycle, Inc. (b)	(128,925)
		(488,494)
	Communications Equipment – (0.3)%
(21,228)	Infinera Corp. (b)	(119,089)
(31,453)	Juniper Networks, Inc.	(962,462)
(84,569)	Nokia Oyj, ADR	(372,104)
(2,971)	Viasat, Inc. (b)	(121,692)
		(1,575,347)
	Construction & Engineering – (0.1)%
(3,008)	Granite Construction, Inc.	(101,460)
(9,921)	MDU Resources Group, Inc.	(282,550)
		(384,010)
	Construction Materials – (0.2)%
(3,396)	Martin Marietta Materials, Inc.	(1,140,988)
	Consumer Finance – (0.0)%
(4,592)	Green Dot Corp., Class A (b)	(87,386)
	Containers & Packaging – (0.4)%
(2,161)	AptarGroup, Inc.	(214,263)
(15,748)	Ardagh Metal Packaging S.A.	(69,921)
(25,019)	International Paper Co.	(840,888)
(4,823)	Packaging Corp. of America	(579,773)
(3,960)	Silgan Holdings, Inc.	(187,546)
		(1,892,391)
	Diversified Consumer Services – (0.0)%
(10,666)	Coursera, Inc. (b)	(137,485)
	Diversified Financial Services – (0.1)%
(9,084)	Voya Financial, Inc.	(620,982)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Diversified Telecommunication Services – (0.8)%
(23,285)	AT&T, Inc.	$(424,486)
(10,832)	BCE, Inc.	(488,523)
(11,475)	Frontier Communications Parent, Inc. (b)	(268,745)
(7,233)	KT Corp., ADR	(91,931)
(74,574)	Verizon Communications, Inc.	(2,786,830)
		(4,060,515)
	Electrical Equipment – (0.1)%
(30,064)	Ballard Power Systems, Inc. (b)	(170,463)
(13,902)	Bloom Energy Corp., Class A (b)	(260,106)
(8,822)	Enovix Corp. (b)	(166,471)
(5,808)	FREYR Battery SA (b)	(77,305)
		(674,345)
	Electronic Equipment, Instruments & Components – (0.1)%
(6,421)	Knowles Corp. (b)	(88,289)
(6,056)	National Instruments Corp.	(231,218)
(1,962)	PAR Technology Corp. (b)	(56,466)
		(375,973)
	Energy Equipment & Services – (0.8)%
(99,932)	Baker Hughes Co.	(2,764,119)
(1,727)	Nabors Industries Ltd. (b)	(300,550)
(25,754)	Schlumberger Ltd.	(1,339,980)
		(4,404,649)
	Food & Staples Retailing – (0.7)%
(24,413)	Walmart, Inc.	(3,474,702)
	Food Products – (0.4)%
(7,141)	Freshpet, Inc. (b)	(420,962)
(2,677)	Ingredion, Inc.	(238,574)
(21,965)	Mondelez International, Inc., Class A	(1,350,408)
(3,323)	Post Holdings, Inc. (b)	(300,466)
		(2,310,410)
	Health Care Equipment & Supplies – (1.1)%
(26,742)	Baxter International, Inc.	(1,453,428)
(54,266)	Boston Scientific Corp. (b)	(2,339,407)
(1,603)	Cooper (The) Cos., Inc.	(438,244)
(1,116)	Establishment Labs Holdings, Inc. (b)	(62,931)
(3,893)	Integra LifeSciences Holdings Corp. (b)	(195,623)
(1,344)	Stryker Corp.	(308,099)
(9,573)	Zimmer Biomet Holdings, Inc.	(1,085,100)
		(5,882,832)
	Health Care Providers & Services – (0.6)%
(18,482)	agilon health, Inc. (b)	(366,868)
(1,957)	DaVita, Inc. (b)	(142,881)
(3,515)	HCA Healthcare, Inc.	(764,407)
(3,319)	Oak Street Health, Inc. (b)	(67,143)
(2,737)	R1 RCM, Inc. (b)	(48,335)
(10,188)	Signify Health, Inc., Class A (b)	(297,795)
(13,119)	Tenet Healthcare Corp. (b)	(581,959)
(6,972)	Universal Health Services, Inc., Class B	(807,846)
		(3,077,234)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Health Care Technology – (0.0)%
(4,540)	Schrodinger, Inc. (b)	$(108,824)
	Hotels, Restaurants & Leisure – (0.4)%
(52,504)	Las Vegas Sands Corp. (b)	(1,995,677)
	Household Durables – (0.1)%
(27,589)	Newell Brands, Inc.	(381,004)
	Household Products – (0.0)%
(3,257)	Reynolds Consumer Products, Inc.	(99,469)
	Industrial Conglomerates – (0.5)%
(5,743)	3M Co.	(722,412)
(27,078)	General Electric Co.	(2,106,939)
		(2,829,351)
	Insurance – (0.8)%
(19,026)	Aflac, Inc.	(1,238,783)
(5,740)	MetLife, Inc.	(420,225)
(11,121)	Principal Financial Group, Inc.	(980,094)
(14,806)	Prudential Financial, Inc.	(1,557,443)
		(4,196,545)
	Interactive Media & Services – (0.1)%
(10,146)	Match Group, Inc. (b)	(438,307)
	Internet & Direct Marketing Retail – (0.3)%
(81,605)	Farfetch Ltd., Class A (b)	(692,010)
(20,215)	Wayfair, Inc., Class A (b)	(766,553)
		(1,458,563)
	IT Services – (1.4)%
(14,234)	Affirm Holdings, Inc. (b)	(285,676)
(1,630)	CSG Systems International, Inc.	(105,412)
(17,691)	DXC Technology Co. (b)	(508,616)
(2,926)	Euronet Worldwide, Inc. (b)	(245,813)
(24,919)	Fidelity National Information Services, Inc.	(2,068,028)
(25,005)	International Business Machines Corp.	(3,457,942)
(21,277)	Kyndryl Holdings, Inc. (b)	(205,749)
(28,961)	Western Union (The) Co.	(391,263)
		(7,268,499)
	Life Sciences Tools & Services – (0.4)%
(46,734)	Avantor, Inc. (b)	(942,625)
(4,303)	IQVIA Holdings, Inc. (b)	(902,210)
(11,519)	NeoGenomics, Inc. (b)	(87,602)
(34,921)	Pacific Biosciences of California, Inc. (b)	(294,733)
		(2,227,170)
	Machinery – (0.4)%
(10,725)	3D Systems Corp. (b)	(94,702)
(7,019)	Flowserve Corp.	(201,305)
(5,621)	Gates Industrial Corp, PLC (b)	(62,674)
(4,605)	Oshkosh Corp.	(405,240)
(16,571)	Stanley Black & Decker, Inc.	(1,300,658)
		(2,064,579)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Marine – (0.0)%
(3,137)	Kirby Corp. (b)	$(218,806)
	Media – (0.6)%
(46,158)	Comcast Corp., Class A	(1,465,055)
(37,163)	DISH Network Corp., Class A (b)	(554,100)
(12,417)	Omnicom Group, Inc.	(903,337)
		(2,922,492)
	Metals & Mining – (0.5)%
(2,606)	ATI, Inc. (b)	(77,555)
(20,181)	Eldorado Gold Corp. (b)	(112,812)
(57,018)	Freeport-McMoRan, Inc.	(1,806,900)
(14,032)	Southern Copper Corp.	(659,083)
		(2,656,350)
	Oil, Gas & Consumable Fuels – (0.6)%
(10,816)	Archaea Energy, Inc. (b)	(279,161)
(2,704)	Cameco Corp.	(64,139)
(3,409)	Enviva Inc.	(203,994)
(1,883)	EOG Resources, Inc.	(257,067)
(24,221)	EQT Corp.	(1,013,407)
(9,990)	Euronav NV	(178,122)
(9,558)	Golar LNG Ltd. (b)	(265,903)
(15,699)	TC Energy Corp.	(689,500)
		(2,951,293)
	Personal Products – (0.4)%
(14,428)	Beauty Health (The) Co. (b)	(164,912)
(10,962)	Estee Lauder (The) Cos., Inc., Class A	(2,197,771)
		(2,362,683)
	Professional Services – (0.4)%
(28,849)	Alight, Inc., Class A (b)	(239,158)
(3,541)	Equifax, Inc.	(600,341)
(4,422)	Jacobs Solutions, Inc.	(509,503)
(11,176)	TransUnion	(662,402)
		(2,011,404)
	Real Estate Management & Development – (0.0)%
(13,239)	DigitalBridge Group, Inc.	(169,459)
	Road & Rail – (0.1)%
(14,721)	Hertz Global Holdings, Inc. (b)	(270,867)
(860)	Norfolk Southern Corp.	(196,140)
		(467,007)
	Semiconductors & Semiconductor Equipment – (1.2)%
(10,264)	First Solar, Inc. (b)	(1,494,130)
(9,759)	indie Semiconductor, Inc., Class A (b)	(76,315)
(94,279)	Intel Corp.	(2,680,352)
(13,796)	Teradyne, Inc.	(1,122,305)
(10,926)	Wolfspeed, Inc. (b)	(860,423)
		(6,233,525)
	Software – (1.7)%
(59,589)	BlackBerry Ltd. (b)	(277,685)
(4,458)	Cerence, Inc. (b)	(76,678)
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Value
COMMON STOCKS SOLD SHORT (Continued)
	Software (Continued)
(11,052)	Ceridian HCM Holding, Inc. (b)	$(731,532)
(19,442)	Confluent, Inc.. Class A (b)	(522,601)
(4,202)	Freshworks, Inc., Class A (b)	(57,105)
(11,251)	Gitlab, Inc., Class A (b)	(545,223)
(3,564)	Informatica, Inc., Class A (b)	(68,999)
(37,912)	Matterport, Inc. (b)	(132,313)
(17,712)	NCR Corp. (b)	(376,557)
(21,651)	Nutanix, Inc., Series A (b)	(593,237)
(39,569)	Oracle Corp.	(3,089,152)
(3,036)	Paycor HCM, Inc. (b)	(92,507)
(6,202)	Pegasystems, Inc.	(230,776)
(15,924)	Qualtrics International, Inc., Class A (b)	(190,610)
(10,220)	Samsara, Inc., Class A (b)	(125,808)
(5,962)	SAP SE, ADR	(572,710)
(27,158)	SentinelOne, Inc., Class A (b)	(620,289)
(1,918)	Tyler Technologies, Inc. (b)	(620,147)
		(8,923,929)
	Specialty Retail – (0.2)%
(2,456)	Burlington Stores, Inc. (b)	(351,110)
(69,748)	Gap (The), Inc.	(786,060)
		(1,137,170)
	Textiles, Apparel & Luxury Goods – (0.3)%
(3,352)	Columbia Sportswear Co.	(249,724)
(10,228)	Skechers U.S.A., Inc., Class A (b)	(352,150)
(28,558)	VF Corp.	(806,763)
		(1,408,637)
	Tobacco – (0.0)%
(1,301)	Universal Corp.	(65,844)
	Trading Companies & Distributors – (0.1)%
(4,549)	Air Lease Corp.	(160,534)
(1,360)	GATX Corp.	(142,406)
		(302,940)
	Wireless Telecommunication Services – (0.0)%
(8,279)	Telephone & Data Systems, Inc.	(140,743)
	Total Common Stocks Sold Short	(117,123,431)
	(Proceeds $128,565,177)
REAL ESTATE INVESTMENT TRUSTS SOLD SHORT – (0.2)%
	Equity Real Estate Investment Trusts – (0.2)%
(12,148)	Douglas Emmett, Inc.	(213,683)
(20,412)	Hudson Pacific Properties, Inc.	(225,348)
(8,398)	JBG SMITH Properties	(165,273)
(15,949)	Vornado Realty Trust	(376,237)
		(980,541)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS SOLD SHORT (Continued)
	Mortgage Real Estate Investment Trusts – (0.0)%
(7,925)	Apollo Commercial Real Estate Finance, Inc.	$(89,236)
	Total Real Estate Investment Trusts Sold Short	(1,069,777)
	(Proceeds $1,377,239)
	Total Investments Sold Short – (22.5)%	(118,193,208)
	(Proceeds $129,942,416)
	Net Other Assets and Liabilities – 31.8%	166,881,773
	Net Assets – 100.0%	$524,764,802
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
NASDAQ 100 E-mini Futures	Short	163	Dec 2022	$ (37,318,035)	$3,102,771
Russell 2000 E-mini Futures	Short	387	Dec 2022	(35,855,550)	(879,567)
				$(73,173,585)	$2,223,204

(a)	This security or a portion of this security is segregated as collateral for investments sold short.
(b)	Non-income producing security.
(c)	This security is taxed as a “C” corporation for federal income tax purposes.

ADR	American Depositary Receipt
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Portfolio of Investments (Continued)
October 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$441,407,711	$441,407,711	$—	$—
Exchange-Traded Funds*	25,890,943	25,890,943	—	—
Master Limited Partnerships*	6,102,878	6,102,878	—	—
Real Estate Investment Trusts*	2,674,705	2,674,705	—	—
Total Investments	476,076,237	476,076,237	—	—
Futures Contracts**	3,102,771	3,102,771	—	—
Total	$ 479,179,008	$ 479,179,008	$—	$—

LIABILITIES TABLE
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (117,123,431)	$ (117,123,431)	$—	$—
Real Estate Investment Trusts Sold Short*	(1,069,777)	(1,069,777)	—	—
Total Investments	(118,193,208)	(118,193,208)	—	—
Futures Contracts**	(879,567)	(879,567)	—	—
Total	$ (119,072,775)	$ (119,072,775)	$—	$—

*	See Portfolio of Investments for industry breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Assets and Liabilities
October 31, 2022
ASSETS:
Investments, at value (Cost $492,994,178)	$ 476,076,237
Cash	41,574,516
Cash held at broker as collateral for open futures contracts	4,573,500
Restricted Cash	120,079,280
Receivables:
Fund shares sold	2,440,345
Variation margin	428,495
Dividends	293,109
Margin interest rebate	115,137
Miscellaneous	8,931
Dividend reclaims	7,353
Total Assets	645,596,903
LIABILITIES:
Investments sold short, at value (proceeds $129,942,416)	118,193,208
Payables:
Investment securities purchased	2,214,598
Investment advisory fees	404,800
Dividends on investments sold short	19,495
Total Liabilities	120,832,101
NET ASSETS	$524,764,802
NET ASSETS consist of:
Paid-in capital	$ 592,060,887
Par value	107,500
Accumulated distributable earnings (loss)	(67,403,585)
NET ASSETS	$524,764,802
NET ASSET VALUE, per share	$48.82
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	10,750,002
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statement of Operations
For the Year Ended October 31, 2022
INVESTMENT INCOME:
Dividends	$ 7,513,003
Margin interest rebate	951,716
Margin interest income	183,684
Interest	128,804
Foreign withholding tax	(81,721)
Other	11
Total investment income	8,695,497
EXPENSES:
Investment advisory fees	4,557,183
Dividend expense on investments sold short	2,034,162
Margin interest expense	165,971
Total expenses	6,757,316
NET INVESTMENT INCOME (LOSS)	1,938,181
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(9,130,945)
In-kind redemptions	5,221,770
Futures contracts	6,018,732
Investments sold short	17,346,840
Net realized gain (loss)	19,456,397
Net change in unrealized appreciation (depreciation) on:
Investments	(54,054,025)
Futures contracts	2,005,339
Investments sold short	15,588,771
Net change in unrealized appreciation (depreciation)	(36,459,915)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(17,003,518)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,065,337)

See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Statements of Changes in Net Assets
	Year Ended 10/31/2022	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ 1,938,181	$ (1,003,242)
Net realized gain (loss)	19,456,397	40,742,569
Net change in unrealized appreciation (depreciation)	(36,459,915)	19,551,117
Net increase (decrease) in net assets resulting from operations	(15,065,337)	59,290,444
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(701,300)	(895,180)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	184,437,643	547,568,213
Cost of shares redeemed	(73,660,960)	(477,583,820)
Net increase (decrease) in net assets resulting from shareholder transactions	110,776,683	69,984,393
Total increase (decrease) in net assets	95,010,046	128,379,657
NET ASSETS:
Beginning of period	429,754,756	301,375,099
End of period	$524,764,802	$429,754,756
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,550,002	7,200,002
Shares sold	3,700,000	12,000,000
Shares redeemed	(1,500,000)	(10,650,000)
Shares outstanding, end of period	10,750,002	8,550,002
See Notes to Financial Statements

First Trust Long/Short Equity ETF (FTLS)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 50.26	$ 41.86	$ 41.67	$ 38.47	$ 37.78
Income from investment operations:
Net investment income (loss)	0.19	(0.10)	0.05	0.39	0.26
Net realized and unrealized gain (loss)	(1.56)	8.63	0.25	3.23	0.67
Total from investment operations	(1.37)	8.53	0.30	3.62	0.93
Distributions paid to shareholders from:
Net investment income	(0.07)	(0.13)	(0.11)	(0.42)	(0.24)
Net asset value, end of period	$48.82	$50.26	$41.86	$41.67	$38.47
Total return (a)	(2.74)%	20.41%	0.74%	9.49%	2.45%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 524,765	$ 429,755	$ 301,375	$ 245,867	$ 155,803
Ratio of total expenses to average net assets (b)	1.41%	1.36%	1.55%	1.60%	1.59%
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense (b)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	0.40%	(0.28)%	0.09%	1.03%	0.71%
Portfolio turnover rate (c)	223%	250%	250%	210%	249%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Long/Short Equity ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FTLS” on the NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The investment objective of the Fund is to seek to provide investors with long-term total return. Under normal conditions, the Fund will expose at least 80% of its net assets (including investment borrowings) to U.S. exchange-listed equity securities and/or U.S. exchange-traded funds (“ETFs”) that provide exposure to U.S. exchange-traded equity securities. The Fund pursues its investment objective by establishing long and short positions in a portfolio of U.S. exchange-listed equity securities and ETFs. The Fund’s portfolio may include U.S. exchange-listed equity securities of non-U.S. issuers, including the securities of non-U.S. issuers traded on U.S. exchanges in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), exchange-traded funds and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022
not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2022, is included with the Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to gain long or short exposure to broad based equity indexes. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $4,573,500 is shown as “Cash held at broker as collateral for open futures contracts” on the Statement of Assets and Liabilities.
D. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate (“OBFR”) plus 40 basis points and earns interest on credit margin balances at a rate equal to the OBFR less 30 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the OBFR less 25 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022
may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended October 31, 2022, the Fund had margin interest income of $183,684 and margin interest expense of $165,971, as shown on the Statement of Operations. Restricted cash in the amount of $120,079,280, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of October 31, 2022.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2022 and 2021, was as follows:
Distributions paid from:	2022	2021
Ordinary income	$701,300	$895,180
Capital gains	—	—
Return of capital	—	—
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$588,816
Accumulated capital and other gain (loss)	(60,966,459)
Net unrealized appreciation (depreciation)	(7,025,942)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of October 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, for federal income tax purposes, the Fund had $60,966,459 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022
and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2022, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(519,748)	$(3,480,328)	$4,000,076
As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$367,132,175	$36,682,822	$(43,708,764)	$(7,025,942)
G. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, dividend expenses on investments sold short, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. In addition, the Fund incurs acquired fund fees and expenses. The total of the unitary management fee and acquired fund fees and expenses represents the Fund’s total annual operating expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions, were $839,891,175 and $826,019,507, respectively. The cost of purchases to cover short sales and the proceeds from short sales were $426,781,411 and $442,826,078, respectively.
For the fiscal year ended October 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales were $167,132,994 and $67,822,293, respectively. The cost of in-kind purchases to cover short sales and the proceeds from in-kind short sales were $0 and $9,273, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Equity Risk	Unrealized appreciation on futures contracts*	$ 3,102,771	Unrealized depreciation on futures contracts*	$ 879,567
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on futures contracts	$6,018,732
Net change in unrealized appreciation (depreciation) on futures contracts	2,005,339
During the fiscal year ended October 31, 2022, the notional value of futures contracts opened and closed were $278,515,800 and $211,049,461, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees,

Notes to Financial Statements (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022
stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2024.
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund. Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund’s net assets reach certain predefined levels.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Long/Short Equity ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2022, the following percentage of income dividends paid by the Fund qualifies for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:
Dividends Received Deduction	Qualified Dividend Income
100.00%	100.00%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to shareholders during the taxable year ended October 31, 2022, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022 (Unaudited)
ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022 (Unaudited)
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022 (Unaudited)
with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long/Short Equity ETF (the “Fund”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Alternatives Investment Team is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Alternatives Investment Team and noted the Board’s prior meetings with members of the Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022 (Unaudited)
provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided.  The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the unitary fee rate for the Fund was below the median total (net) expense ratio of the peer funds in the Expense Group.  With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability.  In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2021.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022 (Unaudited)
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.
Board Considerations Regarding Approval of Amendment to the Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the amendment (the “Amendment”) of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Long/Short Equity ETF (the “Fund”).
The Board approved the Amendment at a meeting held on October 24, 2022.  As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendment at meetings held on April 18, 2022, June 12–13, 2022 and September 18–19, 2022.  Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendment, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.
In reviewing the Amendment, the Board considered that the purpose of the Amendment is to modify the unitary fee rate for the Fund under the Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds.  The Board noted the Advisor’s representations that the quality and quantity of the services provided to the Fund by the Advisor under the Agreement will not be reduced or modified as a result of the Amendment, and that the obligations of the Advisor under the Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreement for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreement were fair and reasonable and that the continuation of the Agreement was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendment are fair and reasonable and that the Amendment is in the best interests of the Fund.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Long/Short Equity ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.
During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $196,587. This figure is comprised of $7,565 paid (or to be paid) in fixed compensation and $189,022 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $100,954 paid (or to be paid) to senior management of First Trust Advisors L.P. and $95,633 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

Additional Information (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022 (Unaudited)
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	223	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	223	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	223	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	223	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	223	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	223	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Long/Short Equity ETF (FTLS)
October 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Annual Report
For the Year Ended
October 31, 2022

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Emerging Markets Local Currency Bond ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Letter from the Chairman and CEO
October 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2022.
As I’m writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the November mid-term election. For the most part, except for a few seats in Congress, the election is behind us. We learned there would be no “red wave” (Republicans gaining a strong majority in Congress) but likely gridlock ahead. Gridlock has been good for stock market investors in the past few decades, particularly when there’s been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief Economist at First Trust.
The Federal Reserve (the “Fed”) has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to 4.00%. The Fed’s actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index (“CPI”) is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31, 2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!
Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500® Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500® Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October 2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa. As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
The First Trust Emerging Markets Local Currency Bond ETF’s (the “Fund”) investment objective is to seek maximum total return and current income. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbol “FEMB.” Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. In implementing the Fund’s investment strategy, First Trust Global Portfolios Limited (the “Sub-Advisor”) seeks to provide current income and enhance capital, while minimizing volatility.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/22	5 Years Ended 10/31/22	Inception (11/4/14) to 10/31/22	5 Years Ended 10/31/22	Inception (11/4/14) to 10/31/22
Fund Performance
NAV	-18.71%	-4.67%	-3.30%	-21.25%	-23.50%
Market Price	-19.09%	-4.81%	-3.37%	-21.85%	-23.94%
Index Performance
Bloomberg Emerging Markets Local Currency Government - 10% Country Capped Index	-18.28%	-2.58%	-1.70%	-12.24%	-12.84%
JP Morgan GBI-EM Global Diversified Index	-20.27%	-3.54%	-2.59%	-16.49%	-18.92%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Industry Classification	% of Total Investments
Sovereigns	93.9%
Supranationals	6.1
Total	100.0%

Fund Allocation	% of Net Assets
Foreign Sovereign Bonds and Notes	91.7%
Net Other Assets and Liabilities(1)	8.3
Total	100.0%
Credit Quality(2)	% of Total Investments (including cash)
AAA	5.8%
AA	1.3
AA-	0.7
A+	2.2
A	14.1
A-	7.9
BBB+	13.9
BBB	22.4
BBB-	5.0
BB	20.3
B	1.1
Cash	5.3
Total	100.0%

Top Ten Holdings	% of Total Investments
Republic of South Africa Government Bond, 10.50%, 12/21/26	6.2%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/27	5.9
Indonesia Treasury Bond, 8.38%, 9/15/26	5.4
Mexican Bonos, 7.50%, 6/03/27	4.8
Indonesia Treasury Bond, 9.00%, 3/15/29	4.5
Republic of Poland Government Bond, 2.75%, 4/25/28	4.0
Malaysia Government Bond, 3.89%, 8/15/29	3.8
Thailand Government Bond, 2.13%, 12/17/26	3.7
Colombian TES, 7.75%, 9/18/30	3.5
Philippine Government International Bond, 6.25%, 1/14/36	3.3
Total	45.1%

(1)	Includes forward foreign currency contracts.
(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Investment Sub-Advisor
First Trust Global Portfolios Limited (“FTGP”), an affiliate of First Trust, serves as investment sub-advisor to the Fund. Derek Fulton, Leonardo Da Costa and Anthony Beevers are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio. Established in December 2011, FTGP is an SEC-registered investment advisor based in London. FTGP was established as a United Kingdom-based distributor, advisor and affiliate of First Trust and First Trust Portfolios L.P. and advises on global fixed income and currency portfolios. The global fixed income team at FTGP has experience in managing developing and emerging market fixed income portfolios for high profile European institutions.
Portfolio Management Team
Derek Fulton, Director, Chief Executive Officer, FTGP
Leonardo Da Costa, Portfolio Manager, FTGP
Anthony Beevers, Portfolio Manager, FTGP
The portfolio managers are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014, except for Anthony Beevers, who has served as a member of the portfolio management team since 2019.
Commentary
Market Recap
The 12-month period ended October 31, 2022 has been one of the most challenging environments for emerging market (“EM”) assets for many years. Several geo-political, macro-economic and policy events resulted in heightened volatility and increased risk aversion. The impact of rising inflation, higher policy rates and hawkish global central banks were reflected in asset class volatility through the year, despite underlying macro-economic data remaining relatively robust in many EMs, especially those who were less acutely impacted by the Russian invasion of Ukraine and those that benefitted from the sharply higher commodity prices.
The JP Morgan GBI-EM Global Diversified Index (the “JP Morgan Index”) returned -20.27% over the review period. The local currency bond component of the JP Morgan Index returned -9.06% while the currency component of the JP Morgan Index returned -12.34%. The impact from both the interest rate and currency exposures were sharply negative and reflected the pressure from rising yields and monetary policy rates in EMs as well as the impact of the much stronger U.S. Dollar.
EM interest rates rose almost across the board as inflation was a global phenomenon. Those countries who were closer to the Russia-Ukraine conflict, and relied more heavily on cheaper Russia energy imports, fared worse. In general, EMs were hiking policy rates through the year, with the notable exception of China which was still suffering from the impact of their zero-COVID-19 policy. These factors caused yields to rise and yield curves to flatten, with shorter maturity bond yields rising more than longer maturity bond yields. The yield on the JP Morgan Index rose 174 basis points (“bps”) to 6.90%. As a reference, 5-Year maturity U.S. Treasury bonds rose 305 bps over the same period to 4.23%. The sanctions on Russia resulted in Russian fixed income securities being removed from the JP Morgan Index in April 2022 at a significantly reduced value which has a large negative impact on Index returns. During the period, most EMs saw yields rise, particularly in Poland, Colombia, and Hungary, while only a handful saw yields fall, for example in Turkey, Brazil, and China.
EM currencies weakened on average during the period primarily because of the strength of the U.S. Dollar. The U.S. Dollar Index rose 18.49% over the last 12-month period. Only a handful of countries’ currencies were stronger versus the U.S. Dollar, and they were primarily the commodity producers in Latin America. Central and Eastern European currencies fared poorly given their proximity to Russia and Ukraine and with most countries in the region previously relying on Russian energy.
On a regional basis, the Latin American region outperformed, followed by Asia and the Middle East. The worst performing region was Emerging Market Europe. A significant amount of that weakness was driven by the writing down and exclusion of Russia post the invasion of Ukraine but also from the remaining countries in the region as they dealt with the knock-on inflation concerns and supply-chain readjustment.

Portfolio Commentary (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Annual Report
October 31, 2022 (Unaudited)
Performance Analysis
The Fund returned -18.71% on a net asset value (“NAV”) basis for the 12-month period ended October 31, 2022, while the market price return was -19.09% over the same period. The JP Morgan Index returned -20.27% and the Bloomberg Emerging Markets Local Currency Government - 10% Country Capped Index (“Bloomberg Index”) returned -18.28%.
The Fund outperformed the JP Morgan Index and underperformed the Bloomberg Index during the period. The primary driver of the Fund’s outperformance during the period was due to the Fund successfully navigating events in Russia. The Fund never owned domestic Russian securities and only held exposure to Russia via offshore foreign exchange contracts. The underweight exposures to China and Thailand also helped relative returns. The largest positive contributor to the Fund’s performance during the period came from exposure to Brazil, as both interest rate and currency exposures fared well in Brazil. The only other positive contributor to the Fund’s return came from Mexico. The largest negative contributor to the Fund’s return during the period came from exposure to Colombia and Russia. Relative to the JP Morgan Index, the largest negative was the overweight exposure to Colombia.
The active management of the Fund’s currency exposures using derivatives on aggregate contributed negatively to the Fund’s performance during the period. This was primarily driven by the foreign exchange forward exposure to the Russian Ruble, which as mentioned previously was the only exposure to Russia in the Fund during the period. Several active long exposures to EM currencies like the Colombian Peso, Offshore Chinese Yuan, and Philippines Peso, also contributed negatively. The short derivative exposures added positively to Fund returns coming from the hedges in the Mexican Peso, Romanian Leu, Chilean Peso, Indonesian Rupiah, and Israeli Shekel.
The Fund’s most recent distribution was $0.1350 per share, and the 12-month distribution rate was 6.94% as of the October 31, 2022. Fund flows were negative as risk-aversion towards the asset class grew. The Fund’s assets decreased from approximately $259.2 million to approximately $116.3 million.
Market and Fund Outlook
We believe many of the forces impacting EMs over the last twelve months have been exogenous in nature, driven by the Russia/Ukraine conflict’s impact on global inflation and the hawkishness of the U.S. Federal Reserve (the “Fed”). While several of the EMs were able to benefit from the commodity price rally, for the most part, the unrelenting strength of the U.S. Dollar weighed on returns. We believe the primary driver of U.S. Dollar strength has been the increasing hawkishness of the Fed due to rising inflation. With the potential easing of these inflationary pressures, it is likely that the outlook for the asset class will improve and allow investors to focus on cheaper valuations on offer in EM local currency debt, in our view.
Higher yields across EM bonds have lifted yields on the asset class to historically attractive levels which improves the forward-looking outlook. Several EMs took a more prudent approach to monetary policy by starting their interest rate hiking cycles early on, in some cases as early as the first quarter of 2021. This has positioned those countries with attractive inflation-adjusted interest rates, and we have begun to see central banks in those countries maintaining their policy rates on hold. These shifts can be viewed as a precursor to interest rates beginning to fall again if inflation remains in check, in our opinion.
EM local currency bonds have had a difficult year, but this has resulted in valuations across both EM interest rate and currency markets to be in significantly undervalued territory, in our opinion. We continue to believe that the Fund’s active management can take advantage of these cheaper valuations and lead to superior risk-adjusted returns over time.

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Understanding Your Fund Expenses
October 31, 2022 (Unaudited)
As a shareholder of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Actual	$1,000.00	$899.60	0.85%	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments
October 31, 2022
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES – 91.7%
	Brazil – 10.0%
3,000,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/23	$577,260
16,150,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	3,024,300
34,450,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	6,334,291
9,200,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	1,653,116
				11,588,967
	Chile – 2.1%
2,255,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP)	4.50%	03/01/26	2,221,862
270,000,000	Bonos de la Tesoreria de la Republica en Pesos (CLP) (a) (b)	4.70%	09/01/30	254,787
				2,476,649
	Colombia – 4.8%
6,062,000,000	Colombian TES (COP)	7.50%	08/26/26	1,017,396
5,270,000,000	Colombian TES (COP)	6.00%	04/28/28	762,187
25,920,000,000	Colombian TES (COP)	7.75%	09/18/30	3,766,557
				5,546,140
	Czech Republic – 1.3%
39,700,000	Czech Republic Government Bond (CZK) (b)	2.40%	09/17/25	1,451,227
	Hungary – 4.4%
806,000,000	Hungary Government Bond (HUF)	5.50%	06/24/25	1,627,399
1,695,000,000	Hungary Government Bond (HUF)	6.75%	10/22/28	3,346,337
80,000,000	Hungary Government Bond (HUF)	3.00%	08/21/30	120,444
				5,094,180
	India – 0.4%
40,000,000	India Government Bond (INR)	6.10%	07/12/31	443,599
	Indonesia – 12.5%
86,660,000,000	Indonesia Treasury Bond (IDR)	8.38%	09/15/26	5,769,370
69,702,000,000	Indonesia Treasury Bond (IDR)	9.00%	03/15/29	4,821,917
38,940,000,000	Indonesia Treasury Bond (IDR)	7.00%	09/15/30	2,421,432
14,485,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	981,952
8,786,000,000	Indonesia Treasury Bond (IDR)	8.25%	05/15/36	586,650
				14,581,321
	Israel – 0.7%
2,400,000	Israel Government Bond - Fixed (ILS)	6.25%	10/30/26	753,581
	Malaysia – 8.9%
5,500,000	Malaysia Government Bond (MYR)	3.48%	06/14/24	1,164,122
16,750,000	Malaysia Government Bond (MYR)	3.90%	11/30/26	3,530,749
19,705,000	Malaysia Government Bond (MYR)	3.89%	08/15/29	4,040,393
9,035,000	Malaysia Government Bond (MYR)	2.63%	04/15/31	1,654,939
				10,390,203
	Mexico – 4.7%
111,180,000	Mexican Bonos (MXN)	7.50%	06/03/27	5,138,056
7,590,000	Mexican Bonos (MXN)	8.50%	05/31/29	358,876
				5,496,932
	Peru – 4.8%
3,925,000	Peru Government Bond (PEN)	8.20%	08/12/26	1,017,701
14,680,000	Peru Government Bond (PEN)	6.95%	08/12/31	3,391,160

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2022
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (Continued)
	Peru (Continued)
5,590,000	Peru Government Bond (PEN)	6.90%	08/12/37	$1,206,308
				5,615,169
	Philippines – 3.9%
60,000,000	Philippine Government International Bond (PHP)	3.90%	11/26/22	1,025,048
226,000,000	Philippine Government International Bond (PHP)	6.25%	01/14/36	3,545,993
				4,571,041
	Poland – 4.7%
545,000	Republic of Poland Government Bond (PLN)	4.00%	10/25/23	110,413
6,640,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/26	1,128,074
26,485,000	Republic of Poland Government Bond (PLN)	2.75%	04/25/28	4,257,095
				5,495,582
	Romania – 4.5%
15,210,000	Romania Government Bond (RON)	4.50%	06/17/24	2,868,868
12,680,000	Romania Government Bond (RON)	4.75%	02/24/25	2,330,625
				5,199,493
	South Africa – 9.7%
115,005,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	6,570,663
76,010,000	Republic of South Africa Government Bond (ZAR)	8.25%	03/31/32	3,410,338
30,270,000	Republic of South Africa Government Bond (ZAR)	8.88%	02/28/35	1,344,610
				11,325,611
	Supranationals – 5.6%
100,000,000	African Development Bank (ZAR)	(c)	04/05/46	650,027
277,020,000	Asian Development Bank (INR)	6.20%	10/06/26	3,190,110
51,050,000	International Finance Corp. (INR)	5.85%	11/25/22	616,195
116,000,000	International Finance Corp. (INR)	6.30%	11/25/24	1,360,673
62,500,000	International Finance Corp. (MXN)	(c)	02/22/38	717,332
				6,534,337
	Thailand – 7.7%
6,100,000	Thailand Government Bond (THB)	3.63%	06/16/23	162,449
153,100,000	Thailand Government Bond (THB)	2.13%	12/17/26	3,955,917
53,400,000	Thailand Government Bond (THB)	1.60%	12/17/29	1,282,793
129,760,000	Thailand Government Bond (THB)	3.65%	06/20/31	3,544,900
				8,946,059
	Turkey – 1.0%
23,800,000	Turkey Government Bond (TRY)	10.60%	02/11/26	1,194,843

Total Investments – 91.7%	106,704,934
(Cost $140,101,395)
Net Other Assets and Liabilities – 8.3%	9,626,539
Net Assets – 100.0%	$116,331,473

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2022
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2022	Sale Value as of 10/31/2022	Unrealized Appreciation/ (Depreciation)
11/22/22	BBH	CNH	7,000,000	USD	983,171	$ 962,954	$ 983,171	$ (20,217)
11/22/22	BNS	COP	17,100,000,000	USD	3,668,741	3,450,490	3,668,741	(218,251)
11/22/22	BBH	HUF	471,000,000	USD	1,080,549	1,129,745	1,080,549	49,196
11/22/22	BNS	KRW	3,000,000,000	USD	2,103,226	2,106,172	2,103,226	2,946
11/22/22	BBH	MXN	55,100,000	USD	2,729,307	2,770,414	2,729,307	41,107
11/22/22	BNS	PHP	60,820,000	USD	1,029,626	1,049,175	1,029,626	19,549
11/22/22	BNS	USD	2,441,949	BRL	13,000,000	2,441,949	2,505,154	(63,205)
11/22/22	BNS	USD	2,753,717	IDR	42,600,000,000	2,753,717	2,730,220	23,497
11/22/22	BBH	USD	2,070,751	ILS	7,320,000	2,070,751	2,074,097	(3,346)
11/22/22	BNS	USD	685,469	INR	56,750,000	685,469	684,376	1,093
11/22/22	BNS	USD	575,216	PEN	2,300,000	575,216	575,924	(708)
11/22/22	BBH	USD	1,524,146	PLN	7,590,000	1,524,146	1,586,014	(61,868)
11/22/22	BBH	USD	1,393,129	RON	7,080,000	1,393,129	1,422,166	(29,037)
11/22/22	BBH	USD	3,131,825	THB	119,200,000	3,131,825	3,136,658	(4,833)
11/22/22	BBH	USD	1,892,971	ZAR	34,600,000	1,892,971	1,880,682	12,289
Net Unrealized Appreciation / (Depreciation)								$(251,788)

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
BNS	Bank of Nova Scotia

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2022, securities noted as such amounted to $254,787 or 0.2% of net assets.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(c)	Zero coupon bond.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2022
Currency Exposure Diversification	% of Total Investments (including cash)†
IDR	10.5%
MYR	9.2
ZAR	9.0
COP	8.8
MXN	8.3
BRL	8.1
USD	6.9
HUF	5.8
THB	5.2
PHP	5.0
PEN	4.9
INR	4.4
PLN	4.3
RON	3.3
CLP	2.3
KRW	1.9
CZK	1.3
TRY	1.1
CNH	0.8
EUR	0.0*
ILS	(1.1)
Total	100.0%

†	The weightings include the impact of currency forwards.
*	Amount is less than 0.1%.

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Portfolio of Investments (Continued)
October 31, 2022

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 106,704,934	$ —	$ 106,704,934	$ —
Forward Foreign Currency Contracts**	149,677	—	149,677	—
Total	$ 106,854,611	$—	$ 106,854,611	$—

LIABILITIES TABLE
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (401,465)	$ —	$ (401,465)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Assets and Liabilities
October 31, 2022
ASSETS:
Investments, at value (Cost $140,101,395)	$ 106,704,934
Cash	2,546,405
Cash segregated as collateral for open forward foreign currency contracts	330,000
Foreign currency (Cost $3,069,222)	3,061,948
Unrealized appreciation on forward foreign currency contracts	149,677
Receivables:
Investment securities sold	1,979,783
Interest	1,892,867
Interest reclaims	170,287
Total Assets	116,835,901
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	401,465
Due to broker	7,716
Payables:
Investment advisory fees	87,002
Deferred foreign capital gains tax	8,245
Total Liabilities	504,428
NET ASSETS	$116,331,473
NET ASSETS consist of:
Paid-in capital	$ 184,685,333
Par value	47,500
Accumulated distributable earnings (loss)	(68,401,360)
NET ASSETS	$116,331,473
NET ASSET VALUE, per share	$24.49
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	4,750,002
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statement of Operations
For the Year Ended October 31, 2022
INVESTMENT INCOME:
Interest	$ 12,615,070
Foreign withholding tax	(152,958)
Other	1,730
Total investment income	12,463,842
EXPENSES:
Investment advisory fees	1,890,150
Total expenses	1,890,150
NET INVESTMENT INCOME (LOSS)	10,573,692
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(39,841,132)
Forward foreign currency contracts	(13,890,956)
Foreign currency transactions	(1,225,108)
Net realized gain (loss)	(54,957,196)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,415,309)
Forward foreign currency contracts	(603,560)
Foreign currency translation	143,367
Deferred foreign capital gains tax	112,164
Net change in unrealized appreciation (depreciation)	(2,763,338)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(57,720,534)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(47,146,842)

See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Statements of Changes in Net Assets
	Year Ended 10/31/2022	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ 10,573,692	$ 11,957,035
Net realized gain (loss)	(54,957,196)	(6,348,806)
Net change in unrealized appreciation (depreciation)	(2,763,338)	(18,292,516)
Net increase (decrease) in net assets resulting from operations	(47,146,842)	(12,684,287)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	(11,218,417)
Return of capital	(12,906,898)	(3,557,692)
Total distributions to shareholders	(12,906,898)	(14,776,109)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	48,914,060	139,192,070
Cost of shares redeemed	(131,758,936)	(32,886,326)
Net increase (decrease) in net assets resulting from shareholder transactions	(82,844,876)	106,305,744
Total increase (decrease) in net assets	(142,898,616)	78,845,348
NET ASSETS:
Beginning of period	259,230,089	180,384,741
End of period	$116,331,473	$259,230,089
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,100,002	5,250,002
Shares sold	1,550,000	3,800,000
Shares redeemed	(4,900,000)	(950,000)
Shares outstanding, end of period	4,750,002	8,100,002
See Notes to Financial Statements

First Trust Emerging Markets Local Currency Bond ETF (FEMB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 32.00	$ 34.36	$ 38.45	$ 36.11	$ 41.55
Income from investment operations:
Net investment income (loss)	1.74	1.84	1.66	2.25	1.80
Net realized and unrealized gain (loss)	(7.55)	(2.25)	(3.72)	2.16	(4.76)
Total from investment operations	(5.81)	(0.41)	(2.06)	4.41	(2.96)
Distributions paid to shareholders from:
Net investment income	—	(1.48)	(0.04)	(1.94)	(0.79)
Return of capital	(1.70)	(0.47)	(1.99)	(0.13)	(1.69)
Total distributions	(1.70)	(1.95)	(2.03)	(2.07)	(2.48)
Net asset value, end of period	$24.49	$32.00	$34.36	$38.45	$36.11
Total return (a)	(18.71)%	(1.53)%	(5.37)%	12.46%	(7.55)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 116,331	$ 259,230	$ 180,385	$ 148,045	$ 55,976
Ratio of total expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85% (b)
Ratio of net investment income (loss) to average net assets	4.75%	4.55%	4.82%	4.91%	4.63% (b)
Portfolio turnover rate (c)	43%	42%	59%	25%	61%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FEMB” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks of shares called “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities incorporated or domiciled in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the most recent price provided by a pricing service;
2)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
3)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
4)	the type, size and cost of the security;
5)	the financial statements of the issuer/borrower, or the financial condition of the country of issue;
6)	the credit quality and cash flow of the issuer;
7)	the information as to any transactions in or offers for the security;
8)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
9)	the coupon payments;
10)	the quality, value and salability of collateral, if any, securing the security;
11)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
12)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
13)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2022, is included with the Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022
Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At October 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 149,677	$ —	$ 149,677	$ (149,677)	$ —	$ —
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (401,465)	$ —	$ (401,465)	$ 149,677	$ —	$ (251,788)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
F. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022
differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2022 and 2021, was as follows:
Distributions paid from:	2022	2021
Ordinary income	$—	$11,218,417
Capital gains	—	—
Return of capital	12,906,898	3,557,692
As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(27,770,776)
Net unrealized appreciation (depreciation)	(40,630,584)
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of October 31, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, the Fund had $27,770,776 of capital loss carryforward available to the extent provided by regulations to offset future capital gains.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2022, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(10,014,612)	$33,223,155	$(23,208,543)

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022
As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$146,954,217	$30,858	$(40,531,929)	$(40,501,071)
H. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
The Trust, on behalf of the Fund, and First Trust have retained First Trust Global Portfolios Limited (“FTGP” or the “Sub-Advisor”), an affiliate of First Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio. First Trust is paid an annual unitary management fee of 0.85% of the Fund’s average daily net assets. FTGP receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the Fund’s average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended October 31, 2022, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $89,380,169 and $172,163,423, respectively.
For the fiscal year ended October 31, 2022, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at October 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 149,677	Unrealized depreciation on forward foreign currency contracts	$ 401,465
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(13,890,956)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(603,560)
During the fiscal year ended October 31, 2022, the notional values of forward foreign currency contracts opened and closed were $1,216,140,367 and $1,256,390,265, respectively.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that

Notes to Financial Statements (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022
are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2024.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV has a $305 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Between March 2, 2022 and October 30, 2022, the commitment amount was $280 million, and prior to March 2, 2022, the commitment amount was $355 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans, and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended October 31, 2022.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Fund. Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee the Fund pays to First Trust, as investment manager, will be discounted as the Fund’s net assets reach certain predefined levels. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to FTGP, will be reduced to reflect the reduction in the Advisor’s management fee.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022 (Unaudited)
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022 (Unaudited)
have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor (also an affiliate of the Advisor); and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022 (Unaudited)
improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was equal to the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-, three- and five-year periods ended December 31, 2021. The Board noted the Advisor’s discussion of the Fund’s performance at the April 18, 2022 meeting.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. In addition, the Board considered information on the affiliations between the

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022 (Unaudited)
Advisor and the Sub-Advisor and noted the services provided by the Sub-Advisor to certain First Trust products in Europe. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that expenses incurred in providing services to the Fund are of a fixed nature and that no economies of scale have been identified from the provision of services to the Fund. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor does not have any soft dollar arrangements. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Board Considerations Regarding Approval of Amendment to the Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the amendment (the “Advisory Agreement Amendment”) of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the amendment (the “Sub-Advisory Agreement Amendment” and together with the Advisory Agreement Amendment, the “Amendments”) of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and First Trust Global Portfolios Limited (the “Sub-Advisor”) on behalf of the First Trust Emerging Markets Local Currency Bond ETF (the “Fund”).
The Board approved the Amendments at a meeting held on October 24, 2022. As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendments at meetings held on April 18, 2022, June 12–13, 2022 and September 18–19, 2022. Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendments, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.
In reviewing the Advisory Agreement Amendment, the Board considered that the purpose of the Advisory Agreement Amendment is to modify the unitary fee rate for the Fund under the Advisory Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by the Fund to the Advisor will be reduced as assets of the Fund meet certain thresholds. In reviewing the Sub-Advisory Agreement Amendment, the Board considered that the purpose of the Sub-Advisory Agreement Amendment is to modify the sub-advisory fee rate for the Fund under the Sub-Advisory Agreement to reflect the modification of the unitary fee rate schedule under the Advisory Agreement Amendment. The Board noted the Advisor’s representations that the quality and quantity of the services provided to the Fund by the Advisor under the Advisory Agreement and by the Sub-Advisor under the Sub-Advisory Agreement will not be reduced or modified as a result of the Advisory Agreement Amendment and the Sub-Advisory Agreement Amendment, and that the obligations of the Advisor under the Advisory Agreement and the obligations of the Sub-Advisor under the Sub-Advisory Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board noted that in connection with such approval it had determined, based upon the information provided, that the terms of the Agreements were fair and reasonable and that the continuation of the Agreements was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendments are fair and reasonable and that the Amendments are in the best interests of the Fund.
Remuneration
First Trust Advisors L.P. (“First Trust”) is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of certain funds it manages, including First Trust Emerging Markets Local Currency Bond ETF (the “Fund”), in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the “Directive”). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust’s interpretation of currently available regulatory guidance on remuneration disclosures.

Additional Information (Continued)
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022 (Unaudited)
During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Fund is $142,997. This figure is comprised of $5,502 paid (or to be paid) in fixed compensation and $137,495 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $73,434 paid (or to be paid) to senior management of First Trust Advisors L.P. and $69,563 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Fund (collectively, “Code Staff”).
Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust’s remuneration policy (the “Remuneration Policy”) which is determined and implemented by First Trust’s senior management. The Remuneration Policy reflects First Trust’s ethos of good governance and encapsulates the following principal objectives:
i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;
ii. to promote sound and effective risk management consistent with the risk profiles of the funds managed by First Trust; and
iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the funds managed by First Trust in a manner that avoids conflicts of interest.
First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.
First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Fund.
The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.
No individual is involved in setting his or her own remuneration.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	223	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	223	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	223	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	223	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	223	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	223	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Emerging Markets Local Currency Bond ETF (FEMB)
October 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
First Trust Global Portfolios Limited
Floor 2
8 Angel Court
London EC2R 7HJ
England
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

First Trust Exchange-Traded Fund III
First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

Annual Report
For the Year Ended
October 31, 2022

First Trust Exchange-Traded Fund III
Annual Report
October 31, 2022

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or RiverFront Investment Group, LLC (“RIG” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
October 31, 2022
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust RiverFront Dynamic International ETFs (the “Funds”), which contains detailed information about the Funds for the twelve months ended October 31, 2022.
As I’m writing this letter in mid-November, it strikes me that things appear to be a little more chaotic in the current climate than normal. One of the things that may have contributed to the chaotic nature of the news flow of late was the November mid-term election. For the most part, except for a few seats in Congress, the election is behind us. We learned there would be no “red wave” (Republicans gaining a strong majority in Congress) but likely gridlock ahead. Gridlock has been good for stock market investors in the past few decades, particularly when there’s been a Democratic president and the Republicans have control of at least one house of Congress, according to Brian Wesbury, Chief Economist at First Trust.
The Federal Reserve (the “Fed”) has kept its promise to aggressively hike interest rates to combat robust inflation. As of November 13, 2022, the Fed has increased the Federal Funds target rate (upper bound) six times, from 0.25% to 4.00%. The Fed’s actions have some investors and pundits looking for evidence linking the interest rate hikes to a downturn in the economy. In short, the hope is that a pullback in economic activity might deter the Fed from executing further interest rate hikes. Fed Chairman Jerome Powell, however, recently said that the terminal rate (the ultimate rate the Fed is targeting) will likely need to be higher than previously estimated in order to curb stubbornly high inflation. The Consumer Price Index (“CPI”) is a commonly used measure of inflation. The CPI stood at 7.7% on a trailing 12-month basis as of October 31, 2022, according to the U.S. Bureau of Labor Statistics. That is down from its recent high of 9.1% in June 2022. Prior to this year, the last time the CPI was higher than 7.0% was over 40 years ago. While monetary policy is an ongoing process subject to change, the Fed does appear to be steadfast in its mission to bring the rate of inflation back to its preferred level of 2.0%, and that will take some time, in my opinion. Stay tuned!
Equity and fixed income markets have contended with numerous headwinds this year, such as the war between Russia and Ukraine. Since setting its all-time high of 4,796.56 on January 3, 2022, the S&P 500® Index has been in a bear market (a price decline of 20% or more from the most recent high) for the better part of 310 days. Suffice it to say, we are all looking forward to the end of this bear market. With respect to corrections and bear markets, the silver lining is that the S&P 500® Index has never failed to fully recover the losses sustained in any previous downturn. Where might we see demand for stocks moving forward? One such source could be stock buybacks. As of the last week of October 2022, U.S. companies had announced stock buybacks totaling $1 trillion so far this year, according to Birinyi Associates. The fixed income market has not been immune to selling pressure either. Year-to-date through November 10, 2022, yields on the 10-Year Treasury Note increased by 258 basis points. As you may be aware, bond yields and bond prices are inversely related, particularly with respect to investment-grade bonds. As yields rise, prices fall and vice versa. As noted above, the Fed has more work to do, so bond investors should not be surprised to see interest rates and bond yields trend at least a bit higher in the months ahead.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
The investment objective of First Trust RiverFront Dynamic Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund invests in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFDI.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/22	5 Years Ended 10/31/22	Inception (4/13/16) to 10/31/22	5 Years Ended 10/31/22	Inception (4/13/16) to 10/31/22
Fund Performance
NAV	-28.21%	-2.35%	2.21%	-11.20%	15.43%
Market Price	-28.83%	-2.46%	2.19%	-11.73%	15.25%
Index Performance
MSCI EAFE Index	-23.00%	-0.09%	3.45%	-0.47%	24.90%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Developed International ETF (RFDI) (Continued)
Sector Allocation	% of Total Investments
Health Care	18.9%
Industrials	18.5
Financials	13.3
Consumer Discretionary	10.4
Materials	8.7
Energy	8.2
Consumer Staples	6.4
Utilities	5.3
Information Technology	3.9
Real Estate	3.5
Communication Services	2.9
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	96.1%
Real Estate Investment Trusts	2.6
Net Other Assets and Liabilities*	1.3
Total	100.0%

*	Includes forward foreign currency contracts.
Top Ten Holdings	% of Total Investments
Nestle S.A.	3.4%
Roche Holding AG	3.1
Novartis AG	3.0
Novo Nordisk A.S., Class B	2.3
Glencore PLC	1.8
Mercedes-Benz Group AG	1.8
BHP Group Ltd.	1.8
Rio Tinto PLC	1.7
Banco Bilbao Vizcaya Argentaria S.A.	1.6
Imperial Brands PLC	1.6
Total	22.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The investment objective of First Trust RiverFront Dynamic Europe ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated (each, a “European currency” and, collectively, the “European currencies”). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the FTSE Developed Europe Index or the FTSE Emerging Europe All Cap Index. The Fund generally focuses its European company investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFEU.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/22	5 Years Ended 10/31/22	Inception (4/13/16) to 10/31/22	5 Years Ended 10/31/22	Inception (4/13/16) to 10/31/22
Fund Performance
NAV	-27.33%	-1.27%	3.64%	-6.18%	26.39%
Market Price	-27.79%	-1.40%	3.58%	-6.81%	25.93%
Index Performance
MSCI Europe Index	-22.88%	0.04%	3.47%	0.21%	25.02%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Europe ETF (RFEU) (Continued)
Sector Allocation	% of Total Investments
Health Care	23.5%
Industrials	16.4
Consumer Staples	15.6
Energy	11.3
Consumer Discretionary	8.9
Financials	7.8
Information Technology	5.5
Materials	4.9
Real Estate	1.8
Communication Services	1.6
Utilities	1.2
Other*	1.5
Total	100.0%

*	Exchange-traded fund with holdings representing multiple sectors.

Fund Allocation	% of Net Assets
Common Stocks	96.5%
Real Estate Investment Trusts	1.8
Exchange-Traded Funds	1.5
Net Other Assets and Liabilities**	0.2
Total	100.0%

**	Includes forward foreign currency contracts.
Top Ten Holdings	% of Total Investments
Nestle S.A.	5.0%
Roche Holding AG	4.0
Novo Nordisk A.S., Class B	3.6
Novartis AG	3.4
LVMH Moet Hennessy Louis Vuitton SE	3.3
TotalEnergies SE	2.9
Shell PLC	2.6
Unilever PLC	2.6
ASML Holding N.V.	2.5
British American Tobacco PLC	2.3
Total	32.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an “Emerging Market currency” and, collectively, the “Emerging Market currencies”). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund generally focuses its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol “RFEM.”
The Fund utilizes a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of this hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.
Performance
		Average Annual Total Returns		Cumulative Total Returns
	1 Year Ended 10/31/22	5 Years Ended 10/31/22	Inception (6/14/16) to 10/31/22	5 Years Ended 10/31/22	Inception (6/14/16) to 10/31/22
Fund Performance
NAV	-24.97%	-3.97%	2.67%	-18.35%	18.29%
Market Price	-24.54%	-4.13%	2.63%	-19.01%	18.00%
Index Performance
MSCI Emerging Markets Index	-31.03%	-3.09%	3.34%	-14.54%	23.29%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM) (Continued)
Sector Allocation	% of Total Investments
Information Technology	30.5%
Materials	14.2
Energy	10.2
Financials	9.6
Consumer Staples	9.4
Communication Services	6.4
Consumer Discretionary	5.8
Industrials	5.7
Health Care	4.2
Utilities	3.7
Real Estate	0.3
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	99.4%
Net Other Assets and Liabilities*	0.6
Total	100.0%

*	Includes forward foreign currency contracts.
Top Ten Holdings	% of Total Investments
Taiwan Semiconductor Manufacturing Co., Ltd.	4.4%
ITC Ltd.	2.3
Infosys Ltd.	2.2
Tata Steel Ltd.	2.2
JBS S.A.	2.1
Petroleo Brasileiro S.A. (Preference Shares)	2.0
United Microelectronics Corp., ADR	2.0
Petroleo Brasileiro S.A.	2.0
Tencent Holdings Ltd.	1.9
Wal-Mart de Mexico S.A.B. de C.V.	1.8
Total	22.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust RiverFront Dynamic Developed International ETF (“RFDI”), the First Trust RiverFront Dynamic Europe ETF (“RFEU”), and the First Trust RiverFront Dynamic Emerging Markets ETF (“RFEM”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
RiverFront Investment Group, LLC
RiverFront Investment Group, LLC (“RIG”) is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.
Portfolio Management Team
Adam Grossman, CFA, Portfolio Manager of RIG
Chris Konstantinos, CFA, Portfolio Manager of RIG
Commentary
Market Recap
The 12-month period ended October 31, 2022 saw inflation, geopolitical conflicts, and recession concerns drive global equities into a bear market. U.S. markets led large cap equities with a total return of -14.61% for the period, as measured by the S&P 500® Index. After a decade of leadership, U.S. growth stocks, feeling the pressure of a rising rate environment, underperformed U.S. value stocks, with a total return of -24.43% and -3.66%, as measured by the S&P 500® Growth Index and the S&P 500® Value Index, respectively, for the period. Developed markets outperformed emerging markets for the period with a total return of -23.00%, as measured by the MSCI EAFE Index. This return was driven by Europe’s total return of -22.88%, as measured by the MSCI Europe Index, with Japan’s total return of -24.67%, as measured by the MSCI Japan Index, dragging performance slightly. Emerging market’s total return of -31.03%, as measured by the MSCI Emerging Markets Index, made it the worst performing equity region for the period.
While it outperformed international equities, U.S. fixed income provided little downside protection compared to U.S. equities, producing a total return of -15.68% for the period, as measured by the Bloomberg US Aggregate Bond Index.
First Trust RiverFront Dynamic Developed International ETF (RFDI)
2022 Performance Review
2022 Performance
RFDI Market	-28.83%
RFDI NAV	-28.21%
Benchmark: MSCI EAFE Index	-23.00%
*Inception date 4/13/16
Fund-Level Attribution
For the 12-month period ended October 31, 2022, the Fund posted net asset value (“NAV”) returns and market returns below the benchmark’s (MSCI EAFE Index) return.
Currency Hedging
The portfolio hedged the Euro for periods of fiscal year 2022 and the Yen for the entire fiscal year. Both hedges were additive to portfolio returns.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2022 (Unaudited)
First Trust RiverFront Dynamic Europe ETF (RFEU):
2022 Performance Review
2022 Performance
RFEU Market	-27.29%
RFEU NAV	-27.33%
Benchmark: MSCI Europe Index	-22.88%
*Inception date 4/13/16
Fund-Level Attribution
For the 12-month period ended October 31, 2022, the Fund posted NAV returns and market returns below the benchmark’s (MSCI Europe Index) return.
Currency Hedging
The portfolio partially hedged the Euro for the fiscal year, with the exception of the period from February 9, 2022 to April 28, 2022. This hedge was additive to portfolio returns.
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM):
2022 Performance Review
2022 Performance
RFEM Market	-24.54%
RFEM NAV	-24.97%
Benchmark: MSCI Emerging Markets Index	-31.03%
*Inception date 6/14/16
Fund-Level Attribution
For the 12-month period ended October 31, 2022, the Fund posted NAV returns and market returns above the benchmark’s (MSCI Emerging Markets Index) return.
Currency Hedging
Since May 3, 2022, the portfolio partially hedged the Taiwan Dollar and Korean Won. Both hedges were additive to portfolio returns.
Market Outlook
In the second half of the 12-month period ended October 31, 2022, we expressed concern that our bear case scenario would play out. As a refresher, we described this negative scenario as:
The Federal Reserve (the “Fed”) comes to believe that the risk of runaway inflation exceeds the risk of wealth destruction due to overseas geopolitical issues and/or COVID-19, and thus applies overly aggressive tightening measures that exceed current market expectations.
With the 12-month period ended October 31, 2022 at an end, it continues to seem that this scenario is playing out. The conflict in Ukraine continues to drive European energy prices higher, making the European Central Bank’s job of lowering inflation a more difficult proposition. Additionally, the United Kingdom’s government spending plan has caused the scenario in Great Britain to become more dire than previously expected.
Given continued inflation pressures and recession concerns, the portfolio managers reaffirm the following beliefs:
•	Expect High Volatility – Given the uncertainty surrounding inflation, recession risk, and the consumer, we expect volatility to remain high across the globe, in our opinion. Traditionally, defensive sectors and security selection that tends toward stocks with low volatility characteristics could provide positive relative performance.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
October 31, 2022 (Unaudited)
•	Commodity producers are likely to outperform, in our opinion. Commodity prices remain toward the top of the previous decade’s price range. Given their operating leverage and exposure to these prices, commodity producing countries and companies should, in our opinion, be able to continue their outperformance if inflation remains high.
•	In our view, interest rate differentials provide currency hedging opportunities. As long as several global central banks lag the Fed, we believe there will be opportunities to hedge the currency exposure of international equities. Specifically, being able to dynamically hedge a portfolio, in order to respond to changes in global central bank policies, could provide alpha to a U.S. domiciled investor.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
October 31, 2022 (Unaudited)
As a shareholder of First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF or First Trust RiverFront Dynamic Emerging Markets ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs (in U.S. dollars) of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
Actual	$1,000.00	$833.30	0.83%	$3.84
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Europe ETF (RFEU)
Actual	$1,000.00	$848.50	0.83%	$3.87
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Actual	$1,000.00	$816.00	0.95%	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 1, 2022 through October 31, 2022), multiplied by 184/365 (to reflect the six-month period).

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments
October 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 96.1%
	Australia – 5.8%
92,781	ALS Ltd.	$678,934
88,087	BHP Group Ltd.	2,105,043
436,051	Harvey Norman Holdings Ltd.	1,160,307
41,998	JB Hi-Fi Ltd.	1,152,735
72,919	Sonic Healthcare Ltd.	1,528,479
16,058	Woodside Energy Group Ltd.	369,569
		6,995,067
	Bermuda – 1.9%
274,000	CK Infrastructure Holdings Ltd.	1,301,995
69,100	Orient Overseas International Ltd.	1,009,697
		2,311,692
	Canada – 4.9%
121,379	ARC Resources Ltd.	1,708,848
30,950	Canadian Natural Resources Ltd.	1,856,296
18,867	Tourmaline Oil Corp.	1,063,039
17,331	West Fraser Timber Co., Ltd.	1,301,272
		5,929,455
	Denmark – 4.7%
704	AP Moller - Maersk A.S., Class A	1,409,065
715	AP Moller - Maersk A.S., Class B	1,495,613
25,742	Novo Nordisk A.S., Class B	2,798,571
		5,703,249
	France – 5.9%
14,793	BioMerieux	1,309,001
2,507	Christian Dior SE	1,552,180
8,987	Dassault Aviation S.A.	1,335,763
50,796	Engie S.A.	660,320
2,698	LVMH Moet Hennessy Louis Vuitton SE	1,703,765
5,969	Vinci S.A.	549,656
		7,110,685
	Germany – 5.3%
8,394	Hapag-Lloyd AG (b) (c)	1,517,223
36,580	Mercedes-Benz Group AG	2,118,401
11,690	Nemetschek SE	558,686
7,640	Siemens AG	835,357
8,060	Volkswagen AG	1,377,996
		6,407,663
	Hong Kong – 1.1%
288,500	Power Assets Holdings Ltd.	1,380,084
	Israel – 1.0%
9,633	Check Point Software Technologies Ltd. (d)	1,244,873
	Italy – 1.1%
176,578	Banca Mediolanum S.p.A.	1,322,734
Shares	Description	Value

	Japan – 23.6%
66,100	Chugai Pharmaceutical Co., Ltd.	$1,533,643
10,600	Daito Trust Construction Co., Ltd.	1,048,630
65,300	H.U. Group Holdings, Inc.	1,216,456
60,600	Honda Motor Co., Ltd.	1,374,651
58,200	ITOCHU Corp.	1,506,519
98,000	Japan Tobacco, Inc.	1,623,942
9,400	Kajima Corp.	88,567
78,300	Mitsubishi Chemical Group Corp.	353,915
62,700	Mitsubishi Corp.	1,699,746
31,100	Mitsui OSK Lines Ltd.	617,210
44,550	Nintendo Co., Ltd.	1,818,612
70,800	Nippon Yusen KK	1,285,108
17,200	Nissan Chemical Corp.	775,009
11,900	Oracle Corp., Japan	635,435
99,900	ORIX Corp.	1,467,981
40,600	Recruit Holdings Co., Ltd.	1,253,263
180,600	Santen Pharmaceutical Co., Ltd.	1,236,429
70,200	SBI Holdings, Inc.	1,269,025
5,800	Shimano, Inc.	900,064
12,600	Softbank Corp.	124,182
61,500	Sumitomo Mitsui Financial Group, Inc.	1,725,946
69,900	Takeda Pharmaceutical Co., Ltd.	1,841,812
6,000	Tokyo Electron Ltd.	1,593,463
85,600	Tokyo Gas Co., Ltd.	1,529,569
		28,519,177
	Jersey – 1.8%
373,155	Glencore PLC	2,137,531
	Luxembourg – 0.5%
173,946	B&M European Value Retail S.A.	643,527
	Netherlands – 0.9%
1,316	ASML Holding N.V.	621,657
2,573	Ferrari N.V.	507,282
		1,128,939
	New Zealand – 0.8%
338,007	Spark New Zealand Ltd.	1,006,168
	Norway – 5.1%
18,141	Aker ASA, Class A	1,278,192
1,043,899	DNO ASA	1,361,588
45,921	Equinor ASA	1,680,050
264,523	Wallenius Wilhelmsen ASA	1,881,608
		6,201,438
	Singapore – 1.1%
223,100	Singapore Exchange Ltd.	1,327,001
	Spain – 4.2%
382,441	Banco Bilbao Vizcaya Argentaria S.A.	1,968,727

See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Spain (Continued)
607,153	Banco Santander S.A., ADR	$1,584,669
92,944	Red Electrica Corp. S.A.	1,501,779
		5,055,175
	Sweden – 0.6%
39,253	Swedish Orphan Biovitrum AB (d)	722,760
	Switzerland – 15.7%
3,936	Banque Cantonale Vaudoise	350,225
7,156	Kuehne + Nagel International AG	1,525,032
37,859	Nestle S.A.	4,122,580
43,856	Novartis AG	3,543,167
1,942	Partners Group Holding AG	1,744,280
11,164	Roche Holding AG	3,707,583
4,032	Roche Holding AG	1,635,590
413	SGS S.A.	911,087
15,586	Straumann Holding AG	1,484,588
		19,024,132
	United Kingdom – 8.7%
125,882	3i Group PLC	1,675,315
56,691	Anglo American PLC	1,695,870
74,354	Evraz PLC (e) (f)	68,974
161,083	IG Group Holdings PLC	1,469,527
77,932	Imperial Brands PLC	1,898,270
47,573	RELX PLC	1,277,173
Shares	Description	Value

	United Kingdom (Continued)
81,883	Rightmove PLC	$461,817
38,046	Rio Tinto PLC	1,979,546
		10,526,492
	United States – 1.4%
34,245	Ovintiv, Inc.	1,734,509
	Total Common Stocks	116,432,351
	(Cost $126,917,565)
REAL ESTATE INVESTMENT TRUSTS (a) – 2.6%
	Australia – 0.9%
524,656	Growthpoint Properties Australia Ltd.	1,114,180
	Belgium – 0.8%
37,536	Warehouses De Pauw CVA	963,727
	United Kingdom – 0.9%
104,266	Safestore Holdings PLC	1,080,335
	Total Real Estate Investment Trusts	3,158,242
	(Cost $3,661,738)
	Total Investments – 98.7%	119,590,593
	(Cost $130,579,303)
	Net Other Assets and Liabilities – 1.3%	1,556,614
	Net Assets – 100.0%	$121,147,207

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2022	Sale Value as of 10/31/2022	Unrealized Appreciation/ (Depreciation)
12/01/22	BBH	USD	7,677,596	EUR	7,598,194	$ 7,677,596	$ 7,524,366	$ 153,230
12/01/22	BBH	USD	5,548,842	GBP	4,767,660	5,548,842	5,471,881	76,961
12/01/22	BBH	USD	11,229,099	JPY	1,637,651,697	$11,229,099	11,049,084	180,015
Net Unrealized Appreciation / (Depreciation)								$410,206

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
See Notes to Financial Statements

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Portfolio of Investments (Continued)
October 31, 2022
(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security.
(e)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2022, securities noted as such are valued at $68,974 or 0.1% of net assets.
(f)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.

ADR	American Depositary Receipt

Currency Exposure Diversification	% of Total Investments†
USD	25.3%
CHF	15.8
JPY	14.6
EUR	10.7
GBP	7.4
AUD	6.8
NOK	5.2
DKK	4.7
CAD	3.9
HKD	3.1
SGD	1.1
NZD	0.8
SEK	0.6
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
United Kingdom	$ 10,526,492	$ 10,457,518	$ 68,974	$ —
Other Country Categories*	105,905,859	105,905,859	—	—
Real Estate Investment Trusts*	3,158,242	3,158,242	—	—
Total Investments	119,590,593	119,521,619	68,974	—
Forward Foreign Currency Contracts**	410,206	—	410,206	—
Total	$ 120,000,799	$ 119,521,619	$ 479,180	$—

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments
October 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 96.5%
	Australia – 1.1%
3,750	Rio Tinto Ltd.	$211,564
	Belgium – 1.6%
2,211	KBC Ancora	78,617
2,892	UCB S.A.	218,124
		296,741
	Denmark – 6.2%
120	AP Moller - Maersk A.S., Class A	240,182
123	AP Moller - Maersk A.S., Class B	257,287
6,128	Novo Nordisk A.S., Class B	666,212
		1,163,681
	Finland – 1.0%
7,645	Tieto OYJ	182,382
	France – 15.3%
1,740	Arkema S.A.	137,771
2,265	BioMerieux	200,425
3,713	Bureau Veritas S.A.	91,991
14,561	Carrefour S.A.	234,340
103	Euroapi S.A. (b)	1,802
1,985	Ipsen S.A.	204,014
995	LVMH Moet Hennessy Louis Vuitton SE	628,334
2,449	Sanofi	211,358
460	Sartorius Stedim Biotech	146,016
1,843	Sodexo S.A.	163,448
10,124	TotalEnergies SE	551,278
3,232	Vinci S.A.	297,619
		2,868,396
	Germany – 7.7%
9,553	1&1 AG	125,940
5,762	Deutsche Post AG	204,482
26,317	E.ON SE	220,442
8,530	Fresenius SE & Co., KGaA	196,414
3,591	HUGO BOSS AG	165,516
5,848	Mercedes-Benz Group AG	338,666
846	Nemetschek SE	40,432
1,208	Volkswagen AG (Preference Shares)	154,407
		1,446,299
	Israel – 3.0%
97,691	Bezeq The Israeli Telecommunication Corp., Ltd.	173,013
1,831	Check Point Software Technologies Ltd. (b)	236,620
1,021	Delek Group Ltd. (b)	156,204
		565,837
	Italy – 1.9%
27,694	Autogrill S.p.A. (b)	173,243
Shares	Description	Value

	Italy (Continued)
11,849	Azimut Holding S.p.A.	$190,870
		364,113
	Jersey – 2.5%
6,240	Experian PLC	198,508
46,682	Glencore PLC	267,407
		465,915
	Luxembourg – 1.1%
20,058	Subsea 7 S.A.	200,654
	Netherlands – 8.5%
993	ASML Holding N.V.	469,077
3,865	ASR Nederland N.V.	170,315
293	Ferrari N.V.	57,767
3,264	Heineken Holding N.V.	222,892
11,178	Koninklijke Ahold Delhaize N.V.	312,068
1,532	OCI N.V.	58,622
450	QIAGEN N.V. (b)	19,602
2,786	Wolters Kluwer N.V.	296,114
		1,606,457
	Norway – 3.8%
2,590	Aker ASA, Class A	182,488
149,062	DNO ASA	194,426
9,184	Equinor ASA	336,003
		712,917
	Portugal – 1.0%
51,441	Navigator (The) Co., S.A.	196,127
	Spain – 3.1%
9,459	Cia de Distribucion Integral Logista Holdings S.A.	195,744
6,736	Grupo Catalana Occidente S.A.	183,064
109,878	Mapfre S.A.	188,398
380	Red Electrica Corp. S.A.	6,140
		573,346
	Switzerland – 22.0%
1,886	Banque Cantonale Vaudoise	167,816
1,123	Flughafen Zurich AG (b)	174,279
2,371	Galenica AG (c)	170,245
854	Kuehne + Nagel International AG	181,998
2,086	Logitech International S.A.	103,847
8,631	Nestle S.A.	939,855
7,857	Novartis AG	634,774
25,893	OC Oerlikon Corp. AG	167,173
2,258	Roche Holding AG	749,885
608	Roche Holding AG	246,637
72	SGS S.A.	158,834
652	Straumann Holding AG	62,104
1,233	Vifor Pharma AG	220,348
2,437	VZ Holding AG	167,926
		4,145,721

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom – 16.7%
19,812	3i Group PLC	$263,670
1,198	AstraZeneca PLC	140,876
11,020	British American Tobacco PLC	433,917
125,864	Diversified Energy Co. PLC	181,581
44,089	Evraz PLC (d) (e)	40,899
19,196	GSK PLC	314,536
10,934	HSBC Holdings PLC	56,087
12,178	Imperial Brands PLC	296,632
2,388	Intertek Group PLC	100,067
12,506	RELX PLC	335,743
17,948	Shell PLC	494,810
10,739	Unilever PLC	489,479
		3,148,297
	Total Common Stocks	18,148,447
	(Cost $20,824,185)
REAL ESTATE INVESTMENT TRUSTS (a) – 1.8%
	Belgium – 0.6%
4,153	Warehouses De Pauw CVA	106,627
Shares	Description	Value

	United Kingdom – 1.2%
24,855	Segro PLC	$223,754
	Total Real Estate Investment Trusts	330,381
	(Cost $573,887)
EXCHANGE-TRADED FUNDS (a) – 1.5%
	United States – 1.5%
6,700	iShares Core MSCI Europe ETF	287,363
	(Cost $276,509)
	Total Investments – 99.8%	18,766,191
	(Cost $21,674,581)
	Net Other Assets and Liabilities – 0.2%	46,420
	Net Assets – 100.0%	$18,812,611

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2022	Sale Value as of 10/31/2022	Unrealized Appreciation/ (Depreciation)
12/01/22	BBH	USD	2,881,864	EUR	2,852,060	$ 2,881,864	$ 2,824,348	$ 57,516
12/01/22	BBH	USD	1,458,851	GBP	1,253,469	1,458,851	1,438,617	20,234
Net Unrealized Appreciation / (Depreciation)								$77,750

Counterparty Abbreviations
BBH	Brown Brothers Harriman and Co.
(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2022, securities noted as such are valued at $40,899 or 0.2% of net assets.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.

See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)
Portfolio of Investments (Continued)
October 31, 2022
Currency Exposure Diversification	% of Total Investments†
USD	26.0%
EUR	25.5
CHF	22.0
GBP	12.6
DKK	6.2
NOK	4.9
ILS	1.7
AUD	1.1
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
ILS	Israeli Shekel
NOK	Norwegian Krone
USD	United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
United Kingdom	$ 3,148,297	$ 3,107,398	$ 40,899	$ —
Other Country Categories*	15,000,150	15,000,150	—	—
Real Estate Investment Trusts*	330,381	330,381	—	—
Exchange-Traded Funds*	287,363	287,363	—	—
Total Investments	18,766,191	18,725,292	40,899	—
Forward Foreign Currency Contracts**	77,750	—	77,750	—
Total	$ 18,843,941	$ 18,725,292	$ 118,649	$—

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments
October 31, 2022
Shares	Description	Value
COMMON STOCKS (a) – 99.4%
	Argentina – 0.8%
28,167	Grupo Financiero Galicia S.A., ADR	$218,576
	Brazil – 17.2%
67,267	Bradespar S.A. (Preference Shares)	312,667
75,562	Cia Siderurgica Nacional S.A., ADR	182,104
60,547	CPFL Energia S.A.	415,173
66,648	EDP - Energias do Brasil S.A.	297,661
59,293	Equatorial Energia S.A.	344,704
121,843	JBS S.A.	588,753
83,749	Marfrig Global Foods S.A.	173,481
88,274	Petroleo Brasileiro S.A.	568,385
100,361	Petroleo Brasileiro S.A. (Preference Shares)	579,181
37,633	Petroleo Brasileiro S.A., ADR	482,455
37,154	Petroleo Brasileiro S.A., ADR	427,643
27,531	Suzano S.A.	283,544
21,484	Vale S.A.	279,203
		4,934,954
	Cayman Islands – 5.6%
42,400	Alibaba Group Holding Ltd. (b)	331,923
26,486	ANTA Sports Products Ltd.	232,817
404,711	Country Garden Holdings Co., Ltd.	52,073
521,572	Sino Biopharmaceutical Ltd.	253,157
78,219	Sunac China Holdings Ltd. (b) (c) (d) (e)	22,819
20,347	Tencent Holdings Ltd.	532,934
104,088	Wisdom Marine Lines Co., Ltd.	168,944
		1,594,667
	Chile – 1.0%
3,997,470	Cia Sud Americana de Vapores S.A.	277,514
	Colombia – 0.6%
327,548	Ecopetrol S.A.	162,489
	Hong Kong – 1.3%
454,000	Lenovo Group Ltd.	363,216
	India – 25.3%
10,651	Asian Paints Ltd.	399,868
26,078	Aurobindo Pharma Ltd.	169,537
17,760	Axis Bank Ltd.	194,383
76,014	Bharat Petroleum Corp., Ltd.	278,840
51,237	Chambal Fertilisers and Chemicals Ltd.	202,033
37,651	Dabur India Ltd.	252,303
6,313	Divi’s Laboratories Ltd.	275,232
28,719	HCL Technologies Ltd.	361,219
4,942	HDFC Asset Management Co., Ltd. (f) (g)	123,858
Shares	Description	Value

	India (Continued)
15,415	Hindustan Unilever Ltd.	$474,997
34,372	Infosys Ltd.	638,484
17,818	Infosys Ltd., ADR	333,731
155,484	ITC Ltd.	654,976
55,103	Jindal Steel & Power Ltd.	306,111
16,340	Jubilant Foodworks Ltd.	120,402
3,034	Mindtree Ltd.	124,756
3,434	Reliance Industries Ltd.	105,769
33,369	State Bank of India	231,308
40,461	Sun Pharmaceutical Industries Ltd.	497,053
30,938	Sun TV Network Ltd.	195,415
12,805	Tata Consultancy Services Ltd.	493,954
519,028	Tata Steel Ltd.	636,735
46,558	Vedanta Ltd.	157,935
		7,228,899
	Mexico – 3.2%
111,544	Grupo Mexico S.A.B. de C.V., Series B	401,801
135,383	Wal-Mart de Mexico S.A.B. de C.V.	523,001
		924,802
	Poland – 0.6%
12,435	Asseco Poland S.A.	179,072
	Russia – 0.1%
59,735	Rosneft Oil Co. PJSC (c) (d) (e)	7,423
23,602	Severstal PAO (c) (d) (e)	13,427
		20,850
	South Africa – 5.0%
3,578	Capitec Bank Holdings Ltd.	370,207
24,935	Exxaro Resources Ltd.	277,630
36,154	Impala Platinum Holdings Ltd.	370,225
12,099	Kumba Iron Ore Ltd.	227,894
28,625	Vodacom Group Ltd.	195,277
		1,441,233
	South Korea – 14.5%
3,601	Coway Co., Ltd.	139,798
7,420	GS Holdings Corp.	239,615
22,316	HMM Co., Ltd.	299,228
6,913	Kia Corp.	321,761
4,147	KIWOOM Securities Co., Ltd.	235,233
6,700	Korea Investment Holdings Co., Ltd.	233,062
15,276	KT Corp.	392,503
2,946	Kumho Petrochemical Co., Ltd.	270,930
2,999	LX Semicon Co., Ltd.	174,535
64,109	Mirae Asset Securities Co., Ltd.	285,789
30,138	NH Investment & Securities Co., Ltd.	189,784
11,533	Samsung Electronics Co., Ltd.	480,930
13,154	Samsung Securities Co., Ltd.	293,193

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2022
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	South Korea (Continued)
6,654	SIMMTECH Co., Ltd.	$165,130
7,530	SK Hynix, Inc.	437,173
		4,158,664
	Taiwan – 20.4%
678,559	AUO Corp.	355,889
43,673	Evergreen Marine Corp. Taiwan Ltd.	186,362
66,903	Faraday Technology Corp.	294,832
78,356	Gigabyte Technology Co., Ltd.	224,934
25,384	International Games System Co., Ltd.	276,902
227,957	Macronix International Co., Ltd.	210,819
23,784	MediaTek, Inc.	435,489
46,309	Nan Ya Printed Circuit Board Corp.	303,960
43,638	Novatek Microelectronics Corp.	326,379
33,810	Realtek Semiconductor Corp.	267,563
102,878	Taiwan Semiconductor Manufacturing Co., Ltd.	1,245,168
2,736	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	168,401
422,333	United Microelectronics Corp.	512,475
Shares	Description	Value

	Taiwan (Continued)
96,518	United Microelectronics Corp., ADR	$572,352
111,908	Wan Hai Lines Ltd.	235,121
119,037	Yang Ming Marine Transport Corp.	222,392
		5,839,038
	Thailand – 0.6%
207,100	Com7 PCL, NVDR	164,603
	Turkey – 3.2%
1,048,390	Dogan Sirketler Grubu Holding A.S.	335,678
202,419	Haci Omer Sabanci Holding A.S.	364,728
336,278	Turk Telekomunikasyon A.S.	223,833
		924,239
	Total Investments – 99.4%	28,432,816
	(Cost $33,920,138)
	Net Other Assets and Liabilities – 0.6%	175,428
	Net Assets – 100.0%	$28,608,244

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2022	Sale Value as of 10/31/2022	Unrealized Appreciation/ (Depreciation)
12/01/22	SG	USD	1,004,237	KRW	1,429,110,000	$ 1,004,237	$ 1,003,402	$ 835
12/01/22	SG	USD	2,080,221	TWD	66,906,150	2,080,221	2,080,682	(461)
Net Unrealized Appreciation / (Depreciation)								$374

Counterparty Abbreviations
SG	Societe Generale
(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At October 31, 2022, securities noted as such are valued at $43,669 or 0.2% of net assets.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(e)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(g)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Portfolio of Investments (Continued)
October 31, 2022
Currency Exposure Diversification	% of Total Investments†
INR	24.3%
USD	19.2
BRL	13.5
TWD	11.2
KRW	11.1
HKD	6.3
ZAR	5.1
MXN	3.2
TRY	3.2
CLP	1.0
PLN	0.6
THB	0.6
COP	0.6
RUB	0.1
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
HKD	Hong Kong Dollar
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Cayman Islands	$ 1,594,667	$ 1,571,848	$ —	$ 22,819
Russia	20,850	—	—	20,850
Other Country Categories*	26,817,299	26,817,299	—	—
Total Investments	28,432,816	28,389,147	—	43,669
Forward Foreign Currency Contracts**	835	—	835	—
Total	$ 28,433,651	$ 28,389,147	$ 835	$ 43,669

LIABILITIES TABLE
	Total Value at 10/31/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts**	$ (461)	$ —	$ (461)	$ —

*	See Portfolio of Investments for country breakout.
**	See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. The Level 3 investments values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
October 31, 2022
	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$ 119,590,593	$ 18,766,191	$ 28,432,816
Cash	174,181	—	211,227
Foreign currency	1,816	6,051	31,446
Unrealized appreciation on forward foreign currency contracts	410,206	77,750	835
Receivables:
Dividends	531,182	22,142	48,963
Dividend reclaims	519,717	120,707	1,938
Miscellaneous	2,605	—	—
Total Assets	121,230,300	18,992,841	28,727,225
LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	—	—	461
Due to custodian	—	167,477	—
Payables:
Investment advisory fees payable	83,093	12,753	23,184
Deferred foreign capital gains tax	—	—	95,336
Total Liabilities	83,093	180,230	118,981
NET ASSETS	$121,147,207	$18,812,611	$28,608,244
NET ASSETS consist of:
Paid-in capital	$ 215,658,379	$ 42,671,756	$ 56,347,002
Par value	24,674	3,500	6,000
Accumulated distributable earnings (loss)	(94,535,846)	(23,862,645)	(27,744,758)
NET ASSETS	$121,147,207	$18,812,611	$28,608,244
NET ASSET VALUE, per share	$49.10	$53.75	$47.68
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,467,387	350,002	600,002
Investments, at cost	$130,579,303	$21,674,581	$33,920,138
Foreign currency, at cost (proceeds)	$1,801	$6,051	$31,751
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended October 31, 2022
	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$ 7,186,498	$ 971,085	$ 2,787,582
Interest	3,944	734	1,508
Foreign withholding tax	(503,074)	(81,746)	(261,822)
Other	1,906	102	763
Total investment income	6,689,274	890,175	2,528,031
EXPENSES:
Investment advisory fees	1,251,304	185,522	374,308
Total expenses	1,251,304	185,522	374,308
NET INVESTMENT INCOME (LOSS)	5,437,970	704,653	2,153,723
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,067,503)	(5,290,593)	232,231
In-kind redemptions	(585,877)	(25,453)	63,304
Forward foreign currency contracts	1,683,195	137,835	268,083
Foreign currency transactions	(169,451)	(80,796)	(126,709)
Foreign capital gains tax	—	—	(127,636)
Net realized gain (loss)	(14,139,636)	(5,259,007)	309,273
Net change in unrealized appreciation (depreciation) on:
Investments	(40,244,099)	(2,636,354)	(13,109,665)
Forward foreign currency contracts	342,582	67,860	374
Foreign currency translation	(91,921)	(23,579)	1,159
Deferred foreign capital gains tax	—	—	172,872
Net change in unrealized appreciation (depreciation)	(39,993,438)	(2,592,073)	(12,935,260)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(54,133,074)	(7,851,080)	(12,625,987)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(48,695,104)	$(7,146,427)	$(10,472,264)

See Notes to Financial Statements

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First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust RiverFront Dynamic Developed International ETF (RFDI)		First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2022	Year Ended 10/31/2021
OPERATIONS:
Net investment income (loss)	$ 5,437,970	$ 2,920,667	$ 704,653	$ 264,761
Net realized gain (loss)	(14,139,636)	19,871,112	(5,259,007)	7,437,295
Net change in unrealized appreciation (depreciation)	(39,993,438)	22,666,834	(2,592,073)	(1,019,540)
Net increase (decrease) in net assets resulting from operations	(48,695,104)	45,458,613	(7,146,427)	6,682,516
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(8,358,471)	(2,850,031)	(731,214)	(420,473)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	16,350,807	12,917,390	7,163,511	62,017,714
Proceeds from shares issued through reorganization	—	8,762,219	—	—
Cost of shares redeemed	(13,466,905)	(20,020,290)	(3,439,455)	(62,042,949)
Net increase (decrease) in net assets resulting from shareholder transactions	2,883,902	1,659,319	3,724,056	(25,235)
Total increase (decrease) in net assets	(54,169,673)	44,267,901	(4,153,585)	6,236,808
NET ASSETS:
Beginning of period	175,316,880	131,048,979	22,966,196	16,729,388
End of period	$ 121,147,207	$ 175,316,880	$ 18,812,611	$ 22,966,196
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,417,387	2,400,002	300,002	300,002
Shares sold	300,000	200,000	100,000	800,000
Shares issued through reorganization	—	117,432	—	—
Shares redeemed	(250,000)	(300,047)	(50,000)	(800,000)
Shares outstanding, end of period	2,467,387	2,417,387	350,002	300,002

See Notes to Financial Statements

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Year Ended 10/31/2022	Year Ended 10/31/2021

$ 2,153,723	$ 1,162,686
309,273	3,314,598
(12,935,260)	1,310,373
(10,472,264)	5,787,657

(2,105,337)	(990,423)

—	—
—	—
(6,186,633)	(3,602,441)
(6,186,633)	(3,602,441)
(18,764,234)	1,194,793

47,372,478	46,177,685
$ 28,608,244	$ 47,372,478

700,002	750,002
—	—
—	—
(100,000)	(50,000)
600,002	700,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 72.52	$ 54.60	$ 57.70	$ 55.84	$ 63.96
Income from investment operations:
Net investment income (loss)	2.23	1.21	0.85	1.54	1.34
Net realized and unrealized gain (loss)	(22.22)	17.89	(2.84)	1.81	(8.00)
Total from investment operations	(19.99)	19.10	(1.99)	3.35	(6.66)
Distributions paid to shareholders from:
Net investment income	(3.43)	(1.18)	(1.11)	(1.49)	(1.44)
Net realized gain	—	—	—	—	(0.02)
Total distributions	(3.43)	(1.18)	(1.11)	(1.49)	(1.46)
Net asset value, end of period	$49.10	$72.52	$54.60	$57.70	$55.84
Total return (a)	(28.21)%	35.11%	(3.45)%	6.12%	(10.65)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 121,147	$ 175,317	$ 131,049	$ 245,234	$ 499,726
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	3.61%	1.79%	1.43%	2.51%	2.28%
Portfolio turnover rate (b)	95%	45%	96%	87%	133%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Europe ETF (RFEU)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 76.55	$ 55.76	$ 59.49	$ 57.23	$ 65.25
Income from investment operations:
Net investment income (loss)	2.04	0.98	0.96	1.78	1.48
Net realized and unrealized gain (loss)	(22.71)	21.31	(3.50)	2.20	(7.97)
Total from investment operations	(20.67)	22.29	(2.54)	3.98	(6.49)
Distributions paid to shareholders from:
Net investment income	(2.13)	(1.50)	(1.19)	(1.72)	(1.53)
Net asset value, end of period	$53.75	$76.55	$55.76	$59.49	$57.23
Total return (a)	(27.33)%	40.20%	(4.22)%	7.01%	(10.16)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 18,813	$ 22,966	$ 16,729	$ 38,666	$ 88,706
Ratio of total expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	3.15%	1.29%	1.59%	2.77%	2.45%
Portfolio turnover rate (b)	71%	50%	87%	81%	130%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
	Year Ended October 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 67.67	$ 61.57	$ 60.76	$ 56.40	$ 68.64
Income from investment operations:
Net investment income (loss)	3.48	1.61	1.10	1.79	1.20
Net realized and unrealized gain (loss)	(20.11)	5.85	1.81	3.94	(11.87)
Total from investment operations	(16.63)	7.46	2.91	5.73	(10.67)
Distributions paid to shareholders from:
Net investment income	(3.36)	(1.36)	(1.73)	(1.37)	(1.18)
Net realized gain	—	—	—	—	(0.30)
Return of capital	—	—	(0.37)	—	(0.09)
Total distributions	(3.36)	(1.36)	(2.10)	(1.37)	(1.57)
Net asset value, end of period	$47.68	$67.67	$61.57	$60.76	$56.40
Total return (a)	(24.97)%	12.01%	4.74%	10.32%	(15.92)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 28,608	$ 47,372	$ 46,178	$ 72,917	$ 101,512
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	5.47%	2.19%	1.92%	2.60%	1.90%
Portfolio turnover rate (b)	75%	32%	89%	116%	126%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
October 31, 2022
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust consists of seventeen funds that are currently offering shares. This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below. The shares of each Fund are listed and traded on The Nasdaq Stock Market LLC (“Nasdaq”).
First Trust RiverFront Dynamic Developed International ETF – (ticker “RFDI”)
First Trust RiverFront Dynamic Europe ETF – (ticker “RFEU”)
First Trust RiverFront Dynamic Emerging Markets ETF – (ticker “RFEM”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stocks, depositary receipts, common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated.
Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated.
Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stocks, depositary receipts, common and preferred shares of REITs, and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service.  If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Securities traded in an over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur;
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
9)	other relevant factors.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2022, is included with each Fund’s Portfolio of Investments.
In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.
Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Forward Foreign Currency Contracts
The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Funds use forward foreign currency contracts to facilitate transactions in foreign securities and to manage each

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
Fund’s foreign currency exposure. These contracts are valued daily, and each Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Funds could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in each Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with that Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Funds may obtain only limited recovery or may obtain no recovery in such circumstances.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. A Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2022, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$ 8,358,471	$ —	$ —
First Trust RiverFront Dynamic Europe ETF	731,214	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	2,105,337	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Developed International ETF	$ 2,850,031	$ —	$ —
First Trust RiverFront Dynamic Europe ETF	420,473	—	—
First Trust RiverFront Dynamic Emerging Markets ETF	990,423	—	—
As of October 31, 2022, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$ 795,999	$ (82,940,557)	$ (12,391,288)
First Trust RiverFront Dynamic Europe ETF	137,868	(21,011,350)	(2,989,163)
First Trust RiverFront Dynamic Emerging Markets ETF	352,376	(22,354,470)	(5,742,664)
F. Income and Other Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statements of Operations. The capital gains tax paid on securities sold is included in “Net realized gain (loss) on foreign capital gains tax” on the Statements of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions)

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of October 31, 2022, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2022, for federal income tax purposes, the Funds had non-expiring capital loss carryforwards for federal income tax purposes as follows:
Non-Expiring Capital Loss Carryforward
First Trust RiverFront Dynamic Developed International ETF	$ 82,940,557
First Trust RiverFront Dynamic Europe ETF	21,011,350
First Trust RiverFront Dynamic Emerging Markets ETF	22,354,470
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2022, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust RiverFront Dynamic Developed International ETF	$ 1,746,445	$ (1,104,498)	$ (641,947)
First Trust RiverFront Dynamic Europe ETF	57,177	(22,375)	(34,802)
First Trust RiverFront Dynamic Emerging Markets ETF	20,204	(83,508)	63,304

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
As of October 31, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Developed International ETF	$ 131,802,118	$ 5,210,073	$ (17,011,392)	$ (11,801,319)
First Trust RiverFront Dynamic Europe ETF	21,815,556	454,269	(3,425,884)	(2,971,615)
First Trust RiverFront Dynamic Emerging Markets ETF	34,078,998	2,439,926	(8,085,274)	(5,645,348)
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. RFDI and RFEU have each agreed to pay First Trust an annual unitary management fee equal to 0.83% its average daily net assets. RFEM has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
RiverFront Investment Group, LLC (“RIG” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.35% of each Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Reorganization
On January 15, 2021, the Board of Trustees of RFDI approved a reorganization of RFDI with the First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”). The merger was completed on August 27, 2021. RFDI was the surviving fund. Under the terms of the reorganization, which was tax-free, the assets of RFAP were transferred to, and the liabilities of RFAP were assumed by, RFDI in exchange for shares of RFDI. The cost of the investments received from RFAP was carried forward to RFDI for U.S. GAAP and tax

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
purposes. The RFDI shares were then distributed to RFAP shareholders and the separate existence of RFAP ceased. When the reorganization occurred, the transactions were based on the relative NAVs of RFAP and RFDI.
The following table summarizes the asset transfers and conversion ratios for the reorganization.
Acquired Fund	Shares Redeemed	Net Assets on August 27, 2021	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain (Loss)	Share Conversion Ratio	Acquiring (Surviving) Fund	Shares Issued	Net Assets on August 27, 2021*
RFAP	150,002	$8,762,219	$514,662	$(8,654,877)	0.782867	RFDI	117,432	$171,615,711
* Amount reflects net assets of RFDI prior to the reorganization.
The following table summarizes the operations of the Acquired Fund for the period November 1, 2020 to August 27, 2021, and the operations of RFDI, the Acquiring (Surviving) Fund, for the fiscal year ended October 31, 2021, as presented in the Statements of Operations and the combined Acquired and Acquiring (Surviving) Funds’ pro-forma results of operations for the year ended October 31, 2021, assuming the acquisition had been completed on November 1, 2020.
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of RFAP that have been included in RFDI’s Statement of Operations since August 27, 2021.
	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) from Operations
Acquired Fund for the Period November 1, 2020 to August 27, 2021 RFAP	$89,635	$1,793,143	$1,882,778
Acquiring Fund for the Fiscal Year Ended October 31, 2021 RFDI	2,920,667	43,052,608	45,973,275
Combined Total	$3,010,302	$44,845,751	$47,856,053
5. Purchases and Sales of Securities
For the fiscal year ended October 31, 2022, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$ 142,358,650	$ 143,637,081
First Trust RiverFront Dynamic Europe ETF	16,082,693	15,699,462
First Trust RiverFront Dynamic Emerging Markets ETF	29,128,209	32,444,085

For the fiscal year ended October 31, 2022, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust RiverFront Dynamic Developed International ETF	$ 15,767,996	$ 13,102,008
First Trust RiverFront Dynamic Europe ETF	7,048,680	3,385,062
First Trust RiverFront Dynamic Emerging Markets ETF	—	3,002,772

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
6. Derivative Transactions
The following table presents the type of derivatives held by each Fund at October 31, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.
			Asset Derivatives		Liability Derivatives
Fund	Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
RFDI	Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 410,206	Unrealized depreciation on forward foreign currency contracts	$ —
RFEU	Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	77,750	Unrealized depreciation on forward foreign currency contracts	—
RFEM	Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	835	Unrealized depreciation on forward foreign currency contracts	461
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
	Equity Risk
Statements of Operations Location	RFDI	RFEU	RFEM
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$1,683,195	$137,835	$268,083
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	342,582	67,860	374
For the fiscal year ended October 31, 2022, the notional values of forward foreign currency contracts opened and closed were as follows:
	Opened	Closed
First Trust RiverFront Dynamic Developed International ETF	$ 233,286,853	$ 228,069,316
First Trust RiverFront Dynamic Europe ETF	36,633,330	34,538,615
First Trust RiverFront Dynamic Emerging Markets ETF	34,862,373	31,777,915
The Funds do not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statements of Assets and Liabilities.
7. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022
in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2024.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:
At a meeting on October 24, 2022, the Board of Trustees approved a breakpoint pricing arrangement for each of the series of the Trust, including the Funds. Pursuant to this arrangement, which is effective as of November 1, 2022, the management fee each Fund pays to First Trust, as investment manager, will be discounted as the Fund’s net assets reach certain predefined levels. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee (which is based on the Advisor’s management fee) paid to RIG will be reduced to reflect the reduction in the Advisor’s management fee.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF, and First Trust RiverFront Dynamic Emerging Markets ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 22, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended October 31, 2022, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust RiverFront Dynamic Developed International ETF	0.00%
First Trust RiverFront Dynamic Europe ETF	0.00%
First Trust RiverFront Dynamic Emerging Markets ETF	0.00%
For the taxable year ended October 31, 2022, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust RiverFront Dynamic Developed International ETF	73.57%
First Trust RiverFront Dynamic Europe ETF	92.06%
First Trust RiverFront Dynamic Emerging Markets ETF	50.76%
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended October 31, 2022, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust RiverFront Dynamic Developed International ETF	$7,126,594	$2.89	$502,488	$0.20
First Trust RiverFront Dynamic Europe ETF	966,341	2.76	78,439	0.20
First Trust RiverFront Dynamic Emerging Markets ETF	2,755,273	4.59	387,618	0.65
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Market risk is the risk that a particular security, or shares of a fund in general, may fall in value. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. In February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain fund investments as well as fund performance. The COVID-19 global pandemic and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets. While the U.S. has resumed “reasonably” normal business activity, many countries continue to impose lockdown measures. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. These events also adversely affect the prices and liquidity of a fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a fund’s shares and result in increased market volatility. During any such events, a fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on a fund’s shares may widen.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Valuation Risk. The valuation of certain securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. A fund may hold investments in sizes smaller than institutionally sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If a fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund.
Variable Interest Entities Risk. In order to gain exposure to certain Chinese companies that have been selected by a Fund’s Advisor or Sub-Advisor but are unavailable to direct investment by foreign investors, certain Funds invest significantly in non-Chinese shell companies that have created structures known as variable interest entities (“VIEs”) in order to gain exposure to such Chinese companies. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and RiverFront Investment Group, LLC (the “Sub-Advisor”) on behalf of the following three series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust RiverFront Dynamic Developed International ETF (RFDI)
First Trust RiverFront Dynamic Europe ETF (RFEU)
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review.  The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments.  In addition to the written materials provided by the Sub-Advisor, at the June 12–13, 2022 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the Advisory Agreement for the services provided.  The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee.  The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable.  Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point.  Based on the information provided, the Board noted that the unitary fee rate for each of RFEU and RFEM was below the median total (net) expense ratio of the peer funds in its respective Expense Group and that the unitary fee rate for RFDI was above the median total (net) expense ratio of the peer funds in its Expense Group.  With respect to the Expense Groups, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that RFEU’s Expense Group did not include any other actively-managed ETFs and that RFEM’s Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors.  The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure.  The Board took these limitations and differences into account in considering the peer data.  With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability.  In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund.  The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds.  The Board determined that this process continues to be effective for reviewing each Fund’s performance.  The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2021 to the performance of the funds in its Performance Universe and to that of a benchmark index.  Based on the information provided, the Board noted that RFDI outperformed its Performance Universe median for the one-year period ended December 31, 2021 and underperformed its Performance Universe median for the three- and five-year periods ended December 31. 2021.  The Board also noted that RFDI outperformed its benchmark index for the one- and three-year periods ended December 31, 2021 and underperformed its benchmark index for the five-year period ended December 31, 2021.  The Board noted that RFEU outperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2021.  The Board noted that

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
RFEM outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2021 and underperformed its Performance Universe median and benchmark index for the three- and five-year periods ended December 31, 2021.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2021 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds.  The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds.  The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement to the effect that, although growth of the Funds will provide some economies of scale, the Sub-Advisor believes that expenses will remain the same for the next twelve months.  The Board also noted the Sub-Advisor’s recent investments in personnel and infrastructure to improve services to the Funds.  The Board did not review the profitability of the Sub-Advisor with respect to each Fund.  The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds, and noted the Sub-Advisor’s statements regarding such potential benefits.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund.  No single factor was determinative in the Board’s analysis.
Board Considerations Regarding Approval of Amendments to the Investment Management and Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the amendment (the “Advisory Agreement Amendment”) of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the amendment (the “Sub-Advisory Agreement Amendment” and together with the Advisory Agreement Amendment, the “Amendments”) of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and RiverFront Investment Group, LLC (the “Sub-Advisor”) on behalf of the following three series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
First Trust RiverFront Dynamic Developed International ETF (RFDI)
First Trust RiverFront Dynamic Europe ETF (RFEU)
The Board approved the Amendments for each Fund at a meeting held on October 24, 2022.  As part of the review process, the Board reviewed information and had preliminary discussions with the Advisor regarding the proposed Amendments at meetings held on April 18, 2022, June 12–13, 2022 and September 18–19, 2022.  Following those preliminary discussions, the Board requested and received information from the Advisor regarding the proposed Amendments, and that information was considered at an executive session of the Independent Trustees and their counsel held prior to the October 24, 2022 meeting, as well as at the October meeting.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
In reviewing the Advisory Agreement Amendment for each Fund, the Board considered that the purpose of the Advisory Agreement Amendment is to modify the unitary fee rate for each Fund under the Advisory Agreement by introducing a breakpoint schedule pursuant to which the unitary fee rate paid by each Fund to the Advisor will be reduced as assets of such Fund meet certain thresholds.  In reviewing the Sub-Advisory Agreement Amendment for each Fund, the Board considered that the purpose of the Sub-Advisory Agreement Amendment is to modify the sub-advisory fee rate for each Fund under the Sub-Advisory Agreement to reflect the modification of the unitary fee rate schedule under the Advisory Agreement Amendment.  The Board noted the Advisor’s representations that the quality and quantity of the services provided to each Fund by the Advisor under the Advisory Agreement and by the Sub-Advisor under the Sub-Advisory Agreement will not be reduced or modified as a result of the Advisory Agreement Amendment and the Sub-Advisory Agreement Amendment, and that the obligations of the Advisor under the Advisory Agreement and the obligations of the Sub-Advisor under the Sub-Advisory Agreement will remain the same in all respects.
The Board noted that it, including the Independent Trustees, last approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022.  The Board noted that in connection with such approval it had determined for each Fund, based upon the information provided, that the terms of the Agreements were fair and reasonable and that the continuation of the Agreements was in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
Based on all of the information considered, the Board, including the Independent Trustees, unanimously determined that the terms of the Amendments are fair and reasonable and that the Amendments are in the best interests of each Fund.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician, Edward-Elmhurst Medical Group; Physician and Officer, Wheaton Orthopedics (1990 to 2021)	223	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	223	Director, National Futures Association and ADMIS Singapore Ltd.; Formerly, Director of ADM Investor Services, Inc., ADM Investor Services International, ADMIS Hong Kong Ltd., and Futures Industry Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	223	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	223	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	223	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	223	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since 2016	Managing Director and Chief Financial Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2016	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
October 31, 2022 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website.  We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users.  The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on:  Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2022

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
RiverFront Investment Group, LLC
1214 E. Cary Street
Richmond, VA 23219
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)       Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $209,000 for fiscal year ended October 31, 2021 and $213,000 for the fiscal year ended October 31, 2022.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2021, and $0 for the fiscal year ended October 31, 2022.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2021, and $0 for the fiscal year ended October 31, 2022.

(c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $133,756 for fiscal year ended October 31, 2021 and $137,000 for the fiscal year ended October 31, 2022. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended October 31, 2021, and $0 for the fiscal year ended October 31, 2022.

(d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2021, and $0 for the fiscal year ended October 31, 2022.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2021, and $0 for the fiscal year ended October 31, 2022.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for fiscal year ended October 31, 2021 were $133,756 for the registrant, $16,500 for the registrant’s investment advisor, $29,500 for the registrant’s distributor and $4,000 for Stonebridge Advisors LLC (“Stonebridge”), which is under common control with the registrant’s investment advisor and serves as the registrant’s investment sub-advisor for the First Trust Preferred Securities and Income ETF and the First Trust Institutional Preferred Securities and Income ETF, and for the fiscal year ended October 31, 2022 were $137,000 for the registrant, $0 for the registrant’s investment advisor, $0 for the registrant’s distributor and $0 for Stonebridge.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Items 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 6, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 6, 2023

* Print the name and title of each signing officer under his or her signature.